UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-4503

Aquila Municipal Trust

(Exact name of Registrant as specified in charter)

120 West 45th Street, Suite 3600

New York, New York 10036

(Address of principal executive offices) (Zip code)

Joseph P. DiMaggio

120 West 45th Street, Suite 3600

New York, New York 10036

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 697-6666

Date of fiscal year end: 3/31/17

Date of reporting period: 3/31/17

FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report March 31, 2017

Aquila Churchill Tax-Free Fund of Kentucky “Municipal Bonds In The News” Serving Kentucky investors since 1987

May, 2017

Dear Fellow Shareholder:

     With the desperate need for investment in our nation’s infrastructure, it’s worthy to note that the new administration is considering, among other things, tax reform and infrastructure financing.

     You may recall in our 2016 Annual Report letter, we spoke about the American Society of Civil Engineers (“ASCE”) which every 4 years publishes a comprehensive assessment of our nation’s major infrastructure. The ASCE’s recently released 2017 report graded our overall infrastructure as a D+. This is the same grade as the 2013 report and a slight improvement over the 2009 overall grade of D which is defined as “Poor: At risk, with many elements approaching the end of their service life”.

     The Securities Industry Financial Markets Association (“SIFMA”) commented on the ASCE findings saying that the report “clearly shows the desperate need for a strong commitment to infrastructure investment.” SIFMA went on to say that it “strongly advocates that the tax-exemption for municipal bond interest remain intact so that it may continue to help America’s cities and states boost their local economies through the construction of new projects such as roads, hospitals, and schools.”

     A pro-active bi-partisan letter was recently sent to the House Ways and Means Committee. The letter, signed by 156 Congressmen, urges leadership to continue to recognize the vital role of tax-exempt municipal bonds. It specifically stresses the fact that municipal bonds provide an efficient means of financing economic growth that benefits all Americans.

     The letter notes that tax exemption is a “potent tool” because it reduces the costs to finance vital projects that touch us all. It goes on to say that voters “throughout the country overwhelmingly support tax-exempt municipal bonds” and “millions of Americans depend on municipal bonds for their economic security and invest in them because of their historically low-risk nature.”

     Municipal bonds have, in fact, experienced a far lower average default rate over the long term than corporate bonds. And, while you have likely heard that a few municipalities experienced problems in recent years, it is important to take a step back and look at the big picture.

     You may be aware that organizations such as Moody’s, S&P and Fitch register with the Securities and Exchange Commission (“SEC”) as Nationally Recognized Statistical Rating Organizations (“NRSROS”), subject to the SEC’s oversight and examination authority. Each of the NRSROs use a wide variety of financial analysis and modeling techniques to evaluate municipal issuers’ financial data and collateral, and consider such other factors they believe to be pertinent. Ultimately, the NRSRO ratings reflect their professional assessment of an issuer’s ability not only to pay interest as well as a bond’s face value at maturity, but also reflect the likelihood of financial recovery in the event of default. This process continues through routine ongoing reviews. And, in the interim, any major events or news announcements that affect an issuer’s debt may cause rating agencies to reassess, and possibly revise, their opinions. Similar reviews may also be conducted across an entire sector, such as hospitals or schools.

NOT A PART OF THE ANNUAL REPORT

     To gain a perspective into the historical low risk nature of municipal bonds, we believe it is useful to look at some data from Moody’s, the oldest bond rating agency, which began rating municipal bonds nearly 100 years ago in 1918. While the number of municipal obligations rated by Moody’s has grown substantially, from just over 3,300 issuers in 1970 to about 15,000 in 2015, only 99 issuers rated by Moody’s defaulted during those 45 years. Nearly all municipal issuers rated by Moody’s have ratings that are of investment grade quality. Moreover, 93% of the issuers are rated A or higher, as compared to only 25% of global corporate bond issuers.

     While this is good news, we are sensitive to the fact that past performance is not indicative of future results. That’s where we believe the expertise of your locally based investment team adds value.

     Our goal is to provide extra scrutiny of the individual securities in which your fund invests, bearing in mind first and foremost that your fund’s investment objective is to provide as high a level of tax-free income as is consistent with preservation of capital.

     We are very proud of the fact that Aquila Churchill Tax-Tree Fund of Kentucky has, in our view, not only met this objective, but that your fund has also served thousands of residents very well over the years through its support of Kentucky’s vital local infrastructure projects.

Sincerely,

Diana P. Herrmann, Vice Chair and President

     Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Churchill Tax-Free Fund of Kentucky ANNUAL REPORT Management Discussion Serving Kentucky investors since 1987

     The twelve months ending March 31, 2017 met our expectations in terms of a move to slightly higher interest rates. The bell-weather ten-year U.S. Treasury yield stood at 1.77% on March 31, 2016 and had increased to 2.35% as of March 31, 2017. The twelve months saw the Federal Reserve Board (the “Fed”) increase the Fed Funds rate twice -- a quarter percent in December, 2016, and another quarter percent in March, 2017. We had expected two increases but with both occurring within 2016, but we did not anticipate that yields would spend most of the year below 2%, before jumping dramatically from 1.85% before the U.S. election, to almost 2.60% in mid-December, 2016. The seventy-five basis point (0.75%) jump was surprising in its quickness, and brought yields to the highest levels in more than two years. Driving the increase in yields was the viewpoint that the fiscal policies of tax cuts and infrastructure spending espoused by President Trump would be growth friendly. However, the reality of turning expectations into actions has now settled in during the early months of the Trump administration. Fiscal stimulus now appears as though it could come about later rather than sooner, and the result is a reversal of climbing interest rates with yields, as measured by the ten-year U.S. Treasury, settling into a trading range of 2.30% to 2.50%.

     As is typical, municipal yields mimicked the direction of the Treasury market. Ten-year AAA municipal yields traded at 1.75% on March 31, 2016 and increased to approximately 2.25% as of March 31, 2017, a fifty basis point (0.50%) jump similar to the fifty eight basis point (0.58%) jump for the ten-year Treasury.

Fund Performance

     Over the twelve months ended March 31, 2017, Aquila Churchill Tax-Free Fund of Kentucky (the “Fund”) extended duration versus the Bloomberg Barclays Quality Intermediate Municipal Bond Index (the “Index”) primarily due to an increase in pre-refunded/escrowed to maturity (“ETM”) securities that brought the portfolio to an approximate 23% weighting in such bonds in mid-2nd quarter 2016 from about 17% at March 31, 2016. This overweighting was worked off to a more manageable 14% of the portfolio, by the 2017 fiscal year end, by re-deploying those pre-refunded/ETM bonds into four to six year maturities balanced with our intermediate target portfolio maturity of twelve to fifteen year maturities. This moved the modified duration of the Fund from 3.67 years on March 31, 2016 out to 4.58 years on March 31, 2017.

     This compared to a relatively stable Index duration of 4.27 years on March 31, 2016 and 4.33 years on March 31, 2017, which resulted in underperformance of the Fund as rates reached new lows in July of 2016, which was then followed by the 4% drop in the market after the November election. In addition to market swings, yield spreads in Kentucky paper widened versus the national market, impacted by the state’s 50th place ranking based on public pension funding. In early January 2017 the state’s credit bias was moved, by a major rating agency, from stable to negative. The downgrade was attributed to what the rating agency viewed to be the State’s overly optimistic assumptions with regard to the state pension funding and return on investment. As a result, spreads in late January 2017 on Kentucky’s largest issuer (Kentucky State Property and Building Commission) reached levels usually found only on lower-rated hospital or Alternative Minimum Tax (“AMT”) airport issuance. Fortunately, those spreads have tightened to more normal ranges as the newly elected legislative majority has shown fiscal restraint and a penchant for dealing with the State’s pension problem.

1 | Aquila Churchill Tax-Free Fund of Kentucky

MANAGEMENT DISCUSSION (continued)

     Fund and Index data of note are as follows:

March 31, 2017
Total Return 1 year %
Aquila Churchill Tax-Free Fund of Kentucky
Class A	- 0.40
Class Y	0.25
Index	0.13

March 31, 2017
	Modified Duration	Option Adjusted (Effective) Duration
Aquila Churchill Tax- Free
Fund of Kentucky	4.58 years	5.38 years
Index	4.33 years	4.47 years

Municipal Market

     Municipal issuance continued strong over the past year. On a calendar year basis, national issuance equaled a record $445 billion for 2016, a 9.8% increase from 2015.

Municipalities continued a trend of refinancing debt (called refunding) to reduce debt costs and to improve balance sheets. For 2017, we anticipate issuance to be a bit less on the national level.

     Kentucky had issuance of over $6 billion in 2016 which was up 37% for the calendar year. The primary impetus behind the large issuance was the refunding of older issues at a cost savings to the issuers. During the first four months of 2017, issuance has dropped by over 62% or $829 million issued versus over $2.2 billion issued during the same period last year. This is primarily an indication that refunding savings is not cost effective in the current market and that the legislature doesn’t appear to be interested in funding any large new projects.

     A measure of value for municipals, the Municipal/Treasury ratio (the yield on AAA-rated municipal bonds relative to the yield on a U.S. Treasury of similar maturity) was less favorable during the past twelve months. As of March 31, 2017, the ratios stood at 83%, 87%, 95%, and 102% for the 5, 7, 10, and 30 year comparisons respectively. The ratios continue to show the attractiveness of municipals, but the sector again this year has lost some of the “cheapness” exhibited in previous years.

     During the coming year, we will continue to monitor the creditworthiness of several pockets within the municipal sector and any potential spillover impact to the Fund.

U.S. Economy

     Economic growth as measured by Gross Domestic Product (“GDP”) is currently forecast by the Blue Chip Economic Forecast to be a positive 2.2% for 2017, an improvement over the 1.6% growth of 2016 but still a modest rate of overall growth. A decade-low unemployment rate for March, 2017 of 4.5% has not produced substantial upward pressure on wages as one might expect. However, inflation projections are increasing. Again referencing the Blue Chip Economic Forecast, the consensus is a forecast of a 2.5% increase in the U.S. consumer price index (“CPI”) for 2017. This would be a noticeable increase over the modest increases experienced over the past three to four years. Still, the pace of economic growth and rising prices do not demonstrate a pattern that might prompt the Fed to announce two to three additional Fed Funds increases during 2017.

2 | Aquila Churchill Tax-Free Fund of Kentucky

MANAGEMENT DISCUSSION (continued)

     We do believe economic growth on a world basis is improving yet many hurdles remain that could disrupt such improvement. Both China and Europe have shown growth improvement as well as South America and Japan. Still, geopolitical risks remain worldwide, particularly with the uncertainty in the Middle East and North Korea. Great Britain’s exit from the European Union (“Brexit”) and elections in France and Germany could further complicate the pace of economic growth and, more importantly, market reactions.

     As mentioned above, U.S. projections will respond to clarity on President Trump’s tax reform and infrastructure programs. Both are expected to provide fiscal stimulus to the U.S. economy but currently we have substantial doubt on the ability of Congress to reach agreement on such major reforms. Thus we see a number of questions on U.S. economic growth which will tend to keep uncertainty front and center in 2017.

Kentucky Economy

     Kentucky’s fiscal year ends June 30th. Over the first nine months, ending March 31st, state general tax receipts have grown by 1.2%. This is below the budgeted 2.7%, but the variance could be made up by a new extension of corporate tax payments from March 15th to April 15th. At this writing a small deficit is forecast. Of interest is the turnaround in coal severance tax. For the fiscal year, coal severance tax revenue is down 20.7%. However, in the most recent quarter, the tax was up 8.2%. It is too early to establish a trend, but with revenue shortfalls in some of the State’s eastern counties, there is a glimmer of hope in that 8.2% coal severance tax revenue number. Additionally, Road Tax Revenue for the year increased 1.8%, which is substantially higher than the budget of –1.7%.

     Through the end of February, the Kentucky unemployment rate stands at 5.0%. Passage, in the recent legislative session, of a state-wide “right to work” law was followed by two $1 billion dollar expansions by Amazon in Kenton County and Toyota in Scott County. Assuming we see state tax reform and improvement in the state pension system, these developments could be very meaningful to Kentucky’s economic health.

Outlook and Strategy

     We believe uncertainty will pervade the markets this year. We believe the Fed will increase short-term interest rates by 25 to 50 basis points (a basis point is 1/100th of 1%) over the next twelve months. Furthermore, we see the Fed Funds rate increases causing the yield curve to flatten. This means the short-term rates of one and two year maturities increase a greater amount than rates of ten and thirty year maturities. As such, we do not see a substantial increase in the level of interest rates and anticipate the ten-year Treasury possibly inching higher to near 2.75%.

3 | Aquila Churchill Tax-Free Fund of Kentucky

MANAGEMENT DISCUSSION (continued)

     Over the past year, the Fund extended the duration slightly to stabilize income payout in a very low interest rate environment. Some of the Fund’s pertinent characteristics are as follows:

	March 31, 2016	March 31, 2017
Weighted Average Maturity	9.74 years	9.30 years
Effective Maturity	4.26 years	5.40 years
Option Adjusted (Effective) Duration	4.25 years	5.38 years
Modified Duration	3.67 years	4.58 years
Annual Dividend (Class A)	$0.3234	$0.2883
Annual Dividend (Class Y)	$0.3416	$0.3048

     Purchases of four to seven year maturities in the shorter end coupled with longer twelve to fifteen year issues has raised the effective maturity and duration to more closely mirror the Index. Although Fed rate increases are expected to continue, a slow rise in rates should benefit our portfolio as our shorter maturities could likely be put to work at slightly higher interest rates. We intend to maintain what we believe to be a defensive, low duration stance while fortifying income with rising rates. Rising rates are, of course, predicated upon anticipated improvement in economic growth rates.

4 | Aquila Churchill Tax-Free Fund of Kentucky

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term securities. Conversely, when interest rates fall, the value of your investment may rise. Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

If interest rates fall, an issuer may exercise its right to prepay its securities, and the Fund could be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

5 | Aquila Churchill Tax-Free Fund of Kentucky

PERFORMANCE REPORT

     The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Churchill Tax-Free Fund of Kentucky for the 10-year period ended March 31, 2017 as compared with the Bloomberg Barclays Quality Intermediate Municipal Bond Index (the “Bloomberg Barclays Quality Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Bloomberg Barclays Quality Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

	Average Annual Total Return
	for periods ended March 31, 2017
				Since
Class and Inception Date	1 Year	5 Years	10 Years	Inception
Class A since 5/21/87
With Maximum Sales Charge	(4.35)%	1.66%	3.18%	5.09%
Without Sales Charge	(0.40)	2.49	3.60	5.23
Class C since 4/01/96
With CDSC*	(2.23)	1.62	2.72	3.36
Without CDSC	(1.24)	1.62	2.72	3.36
Class I since 8/06/01
No Sales Charge	(0.55)	2.33	3.44	3.71
Class Y since 4/01/96
No Sales Charge	(0.25)	2.64	3.75	4.39

Bloomberg Barclays Quality Index	0.13	2.45	4.01	5.29	(Class A)
				4.53	(Class C & Y)
				4.10	(Class I)

Total return figures shown for the Fund reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes and/or the Federal Alternative Minimum Tax (“AMT”). Past performance is not predictive of future investment results.

* CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase

6 | Aquila Churchill Tax-Free Fund of Kentucky

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Municipal Trust and the

Shareholders of Aquila Churchill Tax-Free Fund of Kentucky:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Aquila Churchill Tax-Free Fund of Kentucky as of March 31, 2017 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, the three month period ended March 31, 2013 and the year in the period ended December 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aquila Churchill Tax-Free Fund of Kentucky as of March 31, 2017, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 25, 2017

7 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

SCHEDULE OF INVESTMENTS
MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (3.9%)	(unaudited)	Value

	Henderson County, Kentucky
$330,000	3.000%, 11/01/20	Aa3/NR/NR	$344,223
	Lexington-Fayette Urban County,
	Kentucky
3,600,000	4.000%, 09/01/29	Aa2/AA/NR	3,864,600
570,000	4.000%, 08/01/21 Series B	Aa2/AA/NR	627,650
	Rowan County, Kentucky
400,000	3.000%, 06/01/21 AGMC Insured	A1/AA/NR	419,296
645,000	3.000%, 06/01/22 AGMC Insured	A1/AA/NR	674,502
835,000	4.000%, 06/01/30 AGMC Insured	A1/AA/NR	884,900
865,000	4.000%, 06/01/31 AGMC Insured	A1/AA/NR	908,985
	Warren County, Kentucky
615,000	4.000%, 06/01/25	Aa2/NR/NR	656,949
635,000	4.000%, 06/01/26	Aa2/NR/NR	675,456
660,000	4.000%, 06/01/27	Aa2/NR/NR	699,897
	Total General Obligation Bonds		9,756,458

	Revenue Bonds (80.8%)
	State Agency (20.0%)
	Kentucky Asset & Liability Commission
	Federal Highway Notes
1,000,000	5.000%, 09/01/22 Series A	A2/AA/A+	1,106,630
2,000,000	5.250%, 09/01/25 Series A	A2/AA/A+	2,327,500
2,000,000	5.000%, 09/01/26 Series A	A2/AA/A+	2,321,400
1,000,000	5.000%, 09/01/27 Series A	A2/AA/A+	1,162,920
	Kentucky Economic Development
	Finance Authority Louisville
	Arena Project
2,500,000	5.750%, 12/01/28 AGC Insured	A3/AA/NR	2,591,600
	Kentucky Higher Education Student Loan
400,000	5.000%, 06/01/24 Senior Series A AMT	NR/A/A	434,244
990,000	3.750%, 06/01/26 Senior Series A AMT	NR/A/A	992,554
	Kentucky Rural Water Finance Corp.
355,000	4.600%, 02/01/25	NR/A+/NR	364,070
205,000	4.250%, 08/01/19 NPFG Insured	A3/AA-/NR	205,373
210,000	4.250%, 08/01/20 NPFG Insured	A3/AA-/NR	210,382
200,000	4.375%, 08/01/22 NPFG Insured	A3/AA-/NR	200,376
240,000	4.500%, 08/01/23 NPFG Insured	A3/AA-/NR	240,473
255,000	4.500%, 08/01/24 NPFG Insured	A3/AA-/NR	255,502
290,000	4.500%, 08/01/27 NPFG Insured	A3/AA-/NR	290,566

8 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	State Agency (continued)
	Kentucky Rural Water Finance Corp.
	(continued)
$245,000	4.600%, 08/01/28 NPFG Insured	A3/AA-/NR	$245,488
315,000	4.625%, 08/01/29 NPFG Insured	A3/AA-/NR	315,624
375,000	4.000%, 02/01/28 Series 2012C	NR/A+/NR	395,655
305,000	4.000%, 02/01/29 Series 2012C	NR/A+/NR	319,979
435,000	4.000%, 02/01/26 Series 2012F	NR/A+/NR	465,480
450,000	4.000%, 02/01/27 Series 2012F	NR/A+/NR	480,686
465,000	4.000%, 02/01/28 Series 2012F	NR/A+/NR	495,616
490,000	4.000%, 02/01/29 Series 2012F	NR/A+/NR	519,748
	Kentucky State Office Building COP
1,640,000	5.000%, 06/15/34	Aa3/NR/NR	1,816,316
	Kentucky State Property and
	Buildings Commission
1,020,000	5.000%, 11/01/20	Aa3/A/A+	1,077,712
170,000	5.375%, 11/01/23	Aa3/A/NR	180,662
1,000,000	5.000%, 10/01/25	Aa3/A/A+	1,148,240
85,000	5.500%, 11/01/28	Aa3/A/NR	90,454
625,000	4.000%, 04/01/26 Project 105	A1/A/A+	664,669
655,000	4.000%, 04/01/27 Project 105	A1/A/A+	693,979
1,500,000	5.000%, 10/01/29 Project 106	Aa3/A/A+	1,706,955
770,000	5.000%, 08/01/23 Project 108	Aa3/A/A+	886,278
3,000,000	5.000%, 08/01/33 Project 108	Aa3/A/A+	3,322,320
5,000,000	5.000%, 08/01/32 Project 110	Aa3/A/A+	5,563,900
2,040,000	5.000%, 11/01/27 Project 112	Aa3/A/A+	2,368,032
1,425,000	5.000%, 11/01/28 Project 112	Aa3/A/A+	1,637,553
2,500,000	5.000%, 02/01/31 Project 112	Aa3/A/A+	2,800,525
845,000	3.000%, 04/01/20 Project 113	A1/A/A+	877,634
875,000	3.000%, 04/01/21 Project 113	A1/A/A+	912,494
895,000	3.000%, 04/01/22 Project 113	A1/A/A+	931,668
1,055,000	2.500%, 10/01/21 Project 114	Aa3/A/A+	1,077,999
1,510,000	3.000%, 10/01/22 Project 114	Aa3/A/A+	1,571,336
1,400,000	4.000%, 10/01/30 Project 114	Aa3/A/A+	1,457,246
870,000	4.000%, 10/01/31 Project 114	Aa3/A/A+	900,589
1,000,000	5.000%, 04/01/23 Project 115	Aa3/A/A+	1,147,240
1,000,000	5.000%, 04/01/29 Project 115	Aa3/A/A+	1,150,090
320,000	5.250%, 02/01/28 AGC Insured	NR/AA/NR	341,184
340,000	5.000%, 02/01/29 AGC Insured	NR/AA/NR	360,862
	Total State Agency		50,627,803

9 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Airports (5.7%)
	Lexington-Fayette Urban County
	Airport Board, Kentucky
$1,555,000	5.000%, 07/01/28 2012 Series A AMT	Aa2/AA/NR	$1,768,455
400,000	5.000%, 07/01/29 2012 Series A AMT	Aa2/AA/NR	454,272
1,350,000	5.000%, 07/01/30 2012 Series A AMT	Aa2/AA/NR	1,531,022
750,000	5.000%, 07/01/31 2012 Series A AMT	Aa2/AA/NR	849,383
260,000	5.000%, 07/01/29 2016 Series B AMT	Aa2/AA/NR	283,028
275,000	5.000%, 07/01/30 2016 Series B AMT	Aa2/AA/NR	298,095
300,000	5.000%, 07/01/32 2016 Series B AMT	Aa2/AA/NR	321,849
330,000	5.000%, 07/01/34 2016 Series B AMT	Aa2/AA/NR	351,602
365,000	5.000%, 07/01/36 2016 Series B AMT	Aa2/AA/NR	386,670
	Louisville, Kentucky Regional Airport
	Authority
2,070,000	5.000%, 07/01/23 AMT	NR/A+/A+	2,391,719
2,325,000	5.000%, 07/01/26 AMT	NR/A+/A+	2,651,407
2,895,000	5.000%, 07/01/27 Series A AMT	NR/A+/A+	3,265,097
	Total Airports		14,552,599

	Higher Education (8.2%)
	Boyle County, Kentucky College
	Refunding & Improvement
2,050,000	5.000%, 06/01/28	A3/A/NR	2,392,883
1,000,000	5.000%, 06/01/29	A3/A/NR	1,153,100
1,035,000	4.500%, 06/01/22 AGC Insured	A3/AA/NR	1,040,931
200,000	4.625%, 06/01/24 AGC Insured	A3/AA/NR	201,184
	Eastern Kentucky University
	General Receipts
1,250,000	4.000%, 10/01/27	Aa3/A/NR	1,324,237
870,000	4.500%, 04/01/32 Series A	Aa3/NR/NR	944,063
	Kentucky Bond Development Corp.
	Industrial Building Revenue Refunding,
	City of Paris
	(Transylvania University Project)
380,000	3.000%, 03/01/20 Series D	NR/A-/NR	394,052
390,000	3.000%, 03/01/21 Series D	NR/A-/NR	407,121
400,000	3.000%, 03/01/22 Series D	NR/A-/NR	415,104

10 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Higher Education (continued)
	Lexington-Fayette, Kentucky Urban
	County Government Transylvania
	University Project
$1,390,000	4.500%, 03/01/29	NR/A-/NR	$1,500,338
	Morehead State University,
	Kentucky General Receipts
1,000,000	5.000%, 04/01/29 Series A	Aa3/NR/NR	1,152,640
1,000,000	4.000%, 04/01/31 Series A	Aa3/NR/NR	1,057,450
	Murray State University Project,
	Kentucky General Receipts
1,850,000	4.500%, 03/01/30 Series A	Aa3/NR/NR	2,016,759
	Northern Kentucky University
	General Receipts
1,095,000	4.000%, 09/01/21 Series B	Aa3/NR/NR	1,198,521
1,190,000	4.000%, 09/01/22 Series B	Aa3/NR/NR	1,310,714
	University of Kentucky General Receipts
2,000,000	4.000%, 04/01/33	Aa2/AA/NR	2,089,020
	University of Louisville, Kentucky
	General Receipts
1,000,000	5.000%, 09/01/30 2011 Series A	A1/AA-/NR	1,127,690
	Western Kentucky University
	General Receipts
485,000	4.000%, 09/01/29 Series B
	AGMC Insured	Aa3/AA/NR	518,732
505,000	4.000%, 09/01/30 Series B
	AGMC Insured	Aa3/AA/NR	536,734
	Total Higher Education		20,781,273

	Hospital (16.1%)
	City of Ashland, Kentucky, Medical
	Center (Ashland Hospital Corp.)
2,000,000	5.000%, 02/01/22 Series B	Baa2/BBB/A-	2,134,240
2,535,000	5.000%, 02/01/23 Series B	Baa2/BBB/A-	2,702,285
805,000	4.000%, 02/01/32 Series 2016A	Baa2/BBB/A-	784,730
2,035,000	4.000%, 02/01/36 Series 2016A	Baa2/BBB/A-	1,896,823
	Hardin County, Kentucky,
	Hardin Memorial Hospital
735,000	5.500%, 08/01/22 AGMC Insured	A2/AA/NR	851,762
675,000	5.500%, 08/01/23 AGMC Insured	A2/AA/NR	791,856

11 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Hospital (continued)
	City of Ashland, Kentucky, Medical
	Center (Ashland Hospital Corp.)
	(continued)
$500,000	5.250%, 08/01/24 AGMC Insured	A2/AA/NR	$575,825
	Kentucky Bond Development Corp.
	Hospital Facilities Revenue Refunding
	(St. Elizabeth Medical Center, Inc.)
1,810,000	4.000%, 05/01/32	NR/AA/AA	1,882,653
	Kentucky Economic Development
	Finance Authority, Baptist
	Healthcare System
4,795,000	5.375%, 08/15/24	A3/NR/A+	5,017,056
	Kentucky Economic Development
	Finance Authority, Catholic Health
2,500,000	2.700%, 05/01/39 Series B	Baa1/BBB+/BBB+	2,521,550
	Kentucky Economic Development
	Finance Authority, Kings Daughter
	Medical Center
1,000,000	5.000%, 02/01/30	Baa2/BBB/A-	1,050,370
	Louisville & Jefferson County, Kentucky
	Metropolitan Government Health
	System, Norton Healthcare, Inc.
3,500,000	5.000%, 10/01/31 Series A	NR/A-/A	3,914,785
3,500,000	4.000%, 10/01/34 Series A	NR/A-/A	3,535,840
	Louisville & Jefferson County, Kentucky
	Metropolitan Government, Louisville
	Medical Center, Laundry Facility Project
695,000	4.250%, 05/01/23 Series 2012	NR/BBB+/NR	755,354
	Louisville & Jefferson County, Kentucky
	Metropolitan Government, Louisville
	Medical Center, Steam & Chilled
	Water Plant Project
915,000	4.250%, 05/01/22 Series 2012A	NR/BBB+/NR	992,180
	Louisville & Jefferson County, Kentucky
	Metropolitan Government Revenue
	Refunding, Catholic Health Initiatives
1,000,000	5.000%, 12/01/30	Baa1/BBB+/BBB+	1,059,020
650,000	5.000%, 12/01/35	Baa1/BBB+/NR	677,209

12 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Hospital (continued)
	Russell, Kentucky Bon Secours
	Health System
$3,100,000	5.000%, 11/01/26 Series 2013	A2/A/A	$3,530,125
	Warren County, Kentucky, Warren
	County Community Hospital Corp.
4,975,000	5.000%, 04/01/28	NR/A+/NR	5,482,301
680,000	4.000%, 10/01/29	NR/A+/NR	700,958
	Total Hospital		40,856,922

	Housing (0.5%)
	Kentucky Housing Corporation
	Housing Revenue
5,000	4.750%, 07/01/26	Aaa/AAA/NR	5,039
	Kentucky Housing Multifamily
	Mortgage Revenue
1,280,000	5.000%, 06/01/35 AMT	NR/NR/NR*	1,279,923
	Total Housing		1,284,962

	Local Public Property (7.1%)
	Boyd County, Kentucky Capital Projects
	Corp., Revenue Refunding,
	First Mortgage, Court Facilities Project
655,000	3.000%, 08/01/21	Aa3/NR/NR	683,643
	Jefferson County, Kentucky
	Capital Projects
1,575,000	4.250%, 06/01/23 AGMC Insured	Aa3/NR/AA+	1,581,788
1,950,000	4.375%, 06/01/24 AGMC Insured	Aa3/NR/AA+	1,958,756
1,640,000	4.375%, 06/01/28 AGMC Insured	Aa3/NR/AA+	1,647,101
2,060,000	4.375%, 06/01/26 Series A
	AGMC Insured	Aa3/NR/AA+	2,069,188
1,070,000	4.375%, 06/01/27 Series A
	AGMC Insured	Aa3/NR/AA+	1,074,687
	Kentucky Association of Counties
	Finance Corp. Financing Program
1,145,000	4.250%, 02/01/24	NR/AA-/NR	1,240,836
515,000	4.000%, 02/01/25	NR/AA-/NR	559,146
100,000	5.375%, 02/01/27 Series A	NR/AA-/NR	113,900
100,000	5.375%, 02/01/28 Series A	NR/AA-/NR	114,300
315,000	3.000%, 02/01/21 Series B	NR/AA-/NR	328,542
350,000	4.000%, 02/01/22 Series B	NR/AA-/NR	380,506

13 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Local Public Property (continued)
	Kentucky Bond Corp. Financing Program
$915,000	5.125%, 02/01/28	NR/AA-/NR	$1,024,352
	Louisville & Jefferson County, Kentucky
	Visitors & Convention Commission,
	Kentucky International
	Convention Center
3,090,000	4.000%, 06/01/20	A2/A/NR	3,283,867
	River City Parking Authority of River
	City, Inc., Kentucky First Mortgage
1,000,000	4.750%, 06/01/27 2013 Series B	Aa3/AA/NR	1,123,350
	Wolfe County, Kentucky Public Properties
	Corp., First Mortgage Revenue
	Refunding, Justice Center Project
615,000	4.000%, 04/01/23	Aa3/NR/NR	677,158
	Total Local Public Property		17,861,120

	School Building (11.2%)
	Bullitt County, Kentucky School
	District Finance Corp.
1,145,000	4.500%, 04/01/27	Aa3/NR/NR	1,178,365
1,200,000	4.500%, 04/01/28	Aa3/NR/NR	1,234,608
	Campbell County, Kentucky School
	District Finance Corp. School Building
340,000	3.500%, 08/01/22	Aa3/NR/NR	359,853
	Fayette County, Kentucky School
	District Finance Corp.
3,000,000	5.000%, 08/01/31	Aa3/A+/NR	3,412,800
1,000,000	5.000%, 10/01/27 Series A	A1/A+/NR	1,136,060
750,000	4.250%, 06/01/29 Series A	A1/A+/NR	790,852
515,000	4.000%, 08/01/33 Series 2015 D	Aa3/A+/NR	533,056
	Franklin County, Kentucky School
	District Finance Corp.
1,560,000	4.000%, 06/01/29	Aa3/NR/NR	1,647,703
1,135,000	4.000%, 04/01/24 Second Series	Aa3/NR/NR	1,248,897
	Jefferson County, Kentucky School
	District Finance Corp.
1,975,000	3.000%, 07/01/22 Series A	Aa3/AA-/NR	2,069,721
805,000	5.000%, 04/01/28 Series A	Aa3/AA-/NR	931,610

14 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	School Building (continued)
	Jefferson County, Kentucky School
	District Finance Corp. (continued)
$1,075,000	4.500%, 04/01/32 Series A	Aa3/AA-/NR	$1,173,620
4,000,000	4.000%, 07/01/26 Series B	Aa3/AA-/NR	4,356,560
	Logan County, Kentucky School District
	Finance Corp., Energy Conservation
	Revenue Bonds
575,000	4.000%, 04/01/33 Series 2016	Aa3/NR/NR	595,211
615,000	4.000%, 04/01/34 Series 2016	Aa3/NR/NR	634,225
	Shelby County, Kentucky School
	District Finance Corp. School Building
915,000	3.000%, 02/01/21	Aa3/NR/NR	955,708
3,200,000	4.000%, 02/01/28	Aa3/NR/NR	3,464,704
2,440,000	4.000%, 02/01/29	Aa3/NR/NR	2,622,512
	Total School Building		28,346,065

	Turnpike/Highway (6.6%)
	Kentucky State Turnpike Authority
5,000,000	5.000%, 07/01/29 Series A	Aa2/AA-/A+	5,699,650
4,030,000	5.000%, 07/01/30 Series A	Aa2/AA-/A+	4,604,839
1,000,000	5.000%, 07/01/30 Series A	Aa2/AA-/A+	1,137,800
1,715,000	5.000%, 07/01/31 Series B	Aa2/AA-/NR	1,955,717
2,925,000	5.000%, 07/01/33 Series B	Aa2/AA-/NR	3,298,201
	Total Turnpike/Highway		16,696,207

	Utilities (5.4%)
	Campbell & Kenton Counties, Kentucky
	(Sanitation District)
2,370,000	4.000%, 08/01/27	Aa3/AA/NR	2,488,002
1,000,000	4.000%, 08/01/31	Aa3/AA/NR	1,055,740
	Kentucky State Municipal Power Agency,
	Prairie St. Project
1,000,000	5.000%, 09/01/23 AGMC Insured	A2/AA/NR	1,105,580
	Louisville & Jefferson County, Kentucky
	Metropolitan Sewer District
500,000	5.000%, 05/15/28 Series A	Aa3/AA/AA-	568,585
1,920,000	4.500%, 05/15/30 Series A	Aa3/AA/NR	2,127,014

15 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Utilities (continued)
	Northern Kentucky Water District
$1,000,000	5.000%, 02/01/26	Aa3/NR/NR	$1,134,760
	Owensboro, Kentucky Electric, Light
	and Power
1,000,000	5.000%, 01/01/21 AGMC Insured	A2/AA/NR	1,085,960
3,500,000	5.000%, 01/01/26 AGMC Insured Series B	A2/AA/NR	3,794,980
	Owensboro, Kentucky Water Revenue
350,000	5.000%, 09/15/27 AGC Insured	A1/AA/NR	368,211
	Total Utilities		13,728,832
	Total Revenue Bonds		204,735,783

	Pre-Refunded Bonds (13.6%)††
	Pre-Refunded Revenue Bonds (13.6%)
	State Agency (5.9%)
	Kentucky Asset & Liability Commission
	University of Kentucky Project
500,000	5.000%, 10/01/25 Series B	Aa2/AA/NR	510,275
750,000	5.000%, 10/01/26 Series B	Aa2/AA/NR	765,413
1,000,000	5.000%, 10/01/27 Series B	Aa2/AA/NR	1,020,550
	Kentucky State Property and Buildings
	Commission
1,205,000	5.375%, 11/01/23 Project 90	NR/NR/NR*	1,285,651
665,000	5.500%, 11/01/28 Project 90	NR/NR/NR*	710,805
2,820,000	5.750%, 04/01/24 Project 91	A1/A/A+	2,953,781
2,625,000	5.750%, 04/01/29 Project 91	A1/A/A+	2,749,530
2,480,000	5.250%, 02/01/28 Project 93
	AGC Insured	NR/AA/NR	2,664,190
2,160,000	5.000%, 02/01/29 Project 93
	AGC Insured	NR/AA/NR	2,310,725
	Total State Agency		14,970,920

	Airports (0.9%)
	Louisville, Kentucky Regional
	Airport Authority
1,060,000	5.000%, 07/01/18 ETM AMT	NR/A+/A+	1,109,905
1,000,000	5.250%, 07/01/23 AGMC
	Insured AMT	NR/NR/A+	1,049,510
	Total Airports		2,159,415

16 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Pre-Refunded Bonds (continued)	(unaudited)	Value

	Hospital (0.8%)
	Louisville & Jefferson County, Kentucky
	Metropolitan Government Revenue,
	Catholic Health Initiatives
$1,715,000	5.000%, 12/01/35	NR/NR/NR*	$1,996,877

	Local Public Property (0.7%)
	Grant County, Kentucky Public
	Property Corp. Justice Center Project
1,000,000	4.500%, 12/01/24	Aa3/NR/NR	1,023,800
	Kentucky Association of Counties
	Finance Corp. Financing Program
215,000	5.375%, 02/01/27 Series A	NR/NR/NR*	246,175
230,000	5.375%, 02/01/28 Series A	NR/NR/NR*	263,350
	Laurel County, Kentucky Public
	Property Corp. Justice Center Project
250,000	4.625%, 03/01/28	Aa3/NR/NR	258,355
	Total Local Public Property		1,791,680

	School Building (1.0%)
	Ohio County, Kentucky School
	Building Revenue
790,000	4.500%, 05/01/24	Aa3/NR/NR	819,925
325,000	4.500%, 05/01/25	Aa3/NR/NR	337,311
	Owensboro, Kentucky Independent
	School District Finance Corp. School
	Building Revenue
890,000	4.375%, 09/01/24	Aa3/NR/NR	931,937
	Warren County, Kentucky School
	District Finance Corp.
500,000	4.375%, 04/01/27 AGMC Insured	Aa3/NR/NR	516,965
	Total School Building		2,606,138

	Turnpike/Highway (3.5%)
	Kentucky State Turnpike Authority
3,500,000	5.000%, 07/01/25	Aa2/AA-/A+	3,794,490
1,000,000	5.000%, 07/01/25	Aa2/AA-/A+	1,049,620
2,750,000	5.000%, 07/01/27	Aa2/AA-/A+	2,886,455
1,100,000	5.000%, 07/01/28	Aa2/AA-/A+	1,154,582
	Total Turnpike/Highway		8,885,147

17 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Pre-Refunded Bonds (continued)	(unaudited)	Value

	Utilities (0.8%)
	Northern Kentucky Water District
$1,825,000	6.000%, 02/01/28 AGMC Insured	Aa3/NR/NR	$1,945,030
	Owensboro, Kentucky Water Revenue
150,000	5.000%, 09/15/27 AGC Insured	A1/AA/NR	158,604
	Total Utilities		2,103,634
	Total Pre-Refunded Bonds		34,513,811
	Total Municipal Bonds
	(cost $245,652,148)		249,006,052

Shares	Short-Term Investment (0.7%)
1,869,016	Dreyfus Government Cash Management,
	Institutional Shares, 0.66%**
	(cost $1,869,016)	Aaa-mf/AAAm/NR	1,869,016
	Total Investments
	(cost $247,521,164 - note 4)	99.0%	250,875,068
	Other assets less liabilities	1.0	2,450,261
	Net Assets	100.0%	$253,325,329

Percent of
Portfolio Distribution By Quality Rating (unaudited)	Investments†
Pre-refunded bonds\ ETM bonds††	13.9%
Aa of Moody’s or AA of S&P or Fitch	59.5
A of Moody’s or S&P or Fitch	23.7
Baa of Moody’s or BBB of S&P or Fitch	2.4
Not Rated*	0.5
100.0%

PORTFOLIO ABBREVIATIONS:

AGC - Assured Guaranty Corp.
AGMC - Assured Guaranty Municipal Corp.
AMT - Alternative Minimum Tax
COP - Certificates of Participation
ETM - Escrowed to Maturity
NPFG - National Public Finance Guarantee
NR - Not Rated

18 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

*	Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Adviser to have sufficient quality to be ranked in the top credit four ratings if a credit rating were to be assigned by a NRSRO.

**	The rate is an annualized seven-day yield at period end.

†	Where applicable, calculated using the highest rating of the three NRSROs. Percentages in this table do not include the Short-Term Investment.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date. Escrowed to Maturity are shown as ETM. All other securities in the category are pre-refunded.

See accompanying notes to financial statements.

19 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2017

ASSETS
Investments at value (cost $247,521,164)	$250,875,068
Interest receivable	3,048,786
Receivable for Fund shares sold	25,160
Other assets	34,136
Total assets	253,983,150
LIABILITIES
Payable for Fund shares redeemed	355,927
Dividends payable	139,247
Management fee payable	86,288
Distribution and service fees payable	249
Accrued expenses payable	76,110
Total liabilities	657,821
NET ASSETS	$253,325,329
Net Assets consist of:
Capital Stock - Authorized an unlimited number of shares,
par value $0.01 per share	$240,117
Additional paid-in capital	249,537,357
Net unrealized appreciation on investments (note 4)	3,353,904
Undistributed net investment income	50,325
Accumulated net realized gain on investments	143,626
	$253,325,329
CLASS A
Net Assets	$184,864,669
Capital shares outstanding	17,523,658
Net asset value and redemption price per share	$10.55
Maximum offering price per share (100/96 of $10.55)	$10.99

CLASS C
Net Assets	$9,133,271
Capital shares outstanding	866,218
Net asset value and offering price per share	$10.54
Redemption price per share (*a charge of 1% is imposed on the redemption proceeds, or on the original price, whichever is
lower, if redeemed during the first 12 months after purchase)	$10.54	*
CLASS I
Net Assets	$8,396,805
Capital shares outstanding	796,306
Net asset value, offering and redemption price per share	$10.54
CLASS Y
Net Assets	$50,930,584
Capital shares outstanding	4,825,508
Net asset value, offering and redemption price per share	$10.55

See accompanying notes to financial statements.

20 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 2017

Investment Income:

Interest income		$8,878,774

Expenses:

Management fee (note 3)	$1,039,611
Distribution and service fees (note 3)	395,016
Transfer and shareholder servicing agent
fees (note 3)	158,192
Trustees’ fees and expenses (note 7)	92,372
Legal fees	68,448
Fund accounting fees	41,266
Auditing and tax fees	21,699
Shareholders’ reports	20,467
Registration fees and dues	14,187
Insurance	10,810
Custodian fees	10,747
Chief compliance officer services (note 3)	9,146
Miscellaneous	31,531
Total expenses		1,913,492
Net investment income		6,965,282

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain (loss) from securities
transactions	657,836
Change in unrealized appreciation on
investments	(8,773,946)

Net realized and unrealized gain (loss) on
investments		(8,116,110)
Net change in net assets resulting from
operations		$(1,150,828)

See accompanying notes to financial statements.

21 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2017	March 31, 2016
OPERATIONS:
Net investment income	$6,965,282	$7,213,387
Net realized gain (loss) from
securities transactions	657,836	256,955
Change in unrealized appreciation
on investments	(8,773,946)	(908,663)
Change in net assets from
operations	(1,150,828)	6,561,679

DISTRIBUTIONS TO SHAREHOLDERS (note 10):
Class A Shares:
Net investment income	(5,139,556)	(5,606,743)

Class C Shares:
Net investment income	(180,980)	(218,711)

Class I Shares:
Net investment income	(215,049)	(237,826)

Class Y Shares:
Net investment income	(1,404,739)	(1,143,110)
Change in net assets from
distributions	(6,940,324)	(7,206,390)

CAPITAL SHARE TRANSACTIONS (note 7):
Proceeds from shares sold	45,103,368	42,879,350
Reinvested dividends and
distributions	4,390,657	4,664,954
Cost of shares redeemed	(42,666,787)	(29,466,029)
Change in net assets from capital
share transactions	6,827,238	18,078,275

Change in net assets	(1,263,914)	17,433,564

NET ASSETS:
Beginning of period	254,589,243	237,155,679

End of period*	$253,325,329	$254,589,243

*Includes undistributed net investment income of:	$50,325	$218,710

See accompanying notes to financial statements.

22 | Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2017

1. Organization

     Aquila Churchill Tax-Free Fund of Kentucky (the “Fund”), a series of Aquila Municipal Trust (prior to October 12, 2013, the Fund operated under the name Churchill Tax-Free Fund of Kentucky), a non-diversified, open-end investment company, was organized in March, 1987 as a Massachusetts business trust and commenced operations on May 21, 1987. The Fund is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. Class I Shares are offered and sold only through financial intermediaries and are not offered directly to retail customers. Class I Shares are sold at net asset value with no sales charge and no redemption fee or CDSC, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares carry a distribution and a service fee. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)

Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

b)	Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

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AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2017

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of March 31, 2017:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices - Short-term Investment	$1,869,016
Level 2 – Other Significant Observable
Inputs — Municipal Bonds	249,006,052
Level 3 – Significant Unobservable Inputs	—
Total	$250,875,068

* See schedule of investments for a detailed listing of securities.

c)

Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

d)

Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

e)	Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2014 – 2016) or expected to be taken in the Fund’s 2017 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

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AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2017

f)	Multiple class allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to particular class, are also charged directly to such class on a daily basis.

g)	Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates

h)	Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. On March 31, 2017, the Fund decreased undistributed net investment income by $193,343, and decreased accumulated realized loss by $193,343. These reclassifications had no effect on net assets or net asset value per share

i)	The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

3. Fees and Related Party Transactions

a) Management Arrangements:

     Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. Under the Advisory and Administration Agreement, the Manager provides all investment management and administrative services to the Fund. The Manager’s services include providing the office of the Fund and all related services as well as managing relationships with all of the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, fund accounting agent, auditors and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.40% on the Fund’s average net assets.

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AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2017

     Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for Chief Compliance Officer related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940.

     Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b) Distribution and Service Fees:

     The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”) including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.15% of the Fund’s average net assets represented by Class A Shares. For the year ended March 31, 2017, distribution fees on Class A Shares amounted to $287,729 of which the Distributor retained $8,887.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2017, amounted to $74,098. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2017, amounted to $24,700. For the year ended March 31, 2017, the total of these payments with respect to Class C Shares amounted to $98,798 of which the Distributor retained $22,850.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class I Shares to Qualified Recipients. Class I payments, under the Plan, may not exceed for any fiscal year of the Fund a rate (currently 0.10%), set from time to time by the Board of Trustees, of not more than 0.25% of the average annual net assets represented by the Class I Shares. In addition, Class I has a Shareholder Services Plan under which it may pay service fees (currently 0.25%) of not more than 0.25% of the average annual net assets represented by Class I Shares. That is, the total payments under both plans will not exceed 0.50% of such net assets. For the year ended March 31, 2017, these payments were made at the average annual rate of 0.35% of such net assets and amounted to $29,710 of which $8,489 related to the Plan and $21,221 related to the Shareholder Services Plan.

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AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2017

     Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Fund’s shares are sold primarily through the facilities of these financial intermediaries having offices within Kentucky, with the bulk of any sales commissions inuring to such financial intermediaries. For the year ended March 31, 2017, total commissions on sales of Class A Shares amounted to $288,223 of which the Distributor received $24,171.

c) Transfer and shareholder servicing fees:

     The Fund occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entity in connection with its respective Fund shareholders so long as the fee is deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform similar ongoing services to existing shareholders.

4. Purchases and Sales of Securities

     During the year ended March 31, 2017, purchases of securities and proceeds from the sales of securities aggregated $76,585,479 and $68,662,035, respectively.

     At March 31, 2017, the aggregate tax cost for all securities was $247,513,947. At March 31, 2017, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $5,865,898 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $2,504,777 for a net unrealized appreciation of $3,361,121.

5. Portfolio Orientation

     Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Kentucky, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Kentucky and whatever effects these may have upon Kentucky issuers’ ability to meet their obligations. At March 31, 2017, the Fund had all of its net assets invested in municipal obligations of issuers within Kentucky.

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AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2017

6. Capital Share Transactions

     Transactions in Capital Shares of the Fund were as follows:

	Year Ended		Year Ended
	March 31, 2017		March 31, 2016
	Shares	Amount	Shares	Amount
Class A Shares:
Proceeds from shares sold	1,920,086	$20,743,158	1,625,075	$17,578,663
Reinvested dividends and
distributions	351,922	3,781,171	371,104	4,016,001
Cost of shares redeemed	(2,134,343)	(22,776,184)	(1,756,446)	(19,003,005)
Net change	137,665	1,748,145	239,733	2,591,659
Class C Shares:
Proceeds from shares sold	202,597	2,190,696	261,322	2,825,198
Reinvested dividends and
distributions	14,654	157,455	16,671	180,361
Cost of shares redeemed	(296,834)	(3,195,560)	(255,887)	(2,765,902)
Net change	(79,583)	(847,409)	22,106	239,657
Class I Shares:
Proceeds from shares sold	11,327	123,047	68,656	742,565
Reinvested dividends and
distributions	19,841	213,181	21,748	235,360
Cost of shares redeemed	(30,184)	(326,803)	(11,837)	(128,371)
Net change	984	9,425	78,567	849,554
Class Y Shares:
Proceeds from shares sold	2,044,377	22,046,467	2,005,739	21,732,924
Reinvested dividends and
distributions	22,232	238,850	21,532	233,232
Cost of shares redeemed	(1,522,111)	(16,368,240)	(698,447)	(7,568,751)
Net change	544,498	5,917,077	1,328,824	14,397,405
Total transactions in Fund
shares	603,564	$6,827,238	1,669,230	$18,078,275

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AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2017

7. Trustees’ Fees and Expenses

     At the March 31, 2017 year end, there were 8 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended March 31, 2017 was $73,756. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and at the Annual Meeting of Shareholders. For the year ended March 31, 2017, such meeting-related expenses amounted to $18,616.

8. Securities Traded on a When-Issued Basis

     The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

9. Income Tax Information and Distributions

     The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. Dividends and capital gains distributions are paid in additional shares at the net asset value per share or in cash, at the shareholder’s option.

     The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and Commonwealth of Kentucky income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income and/or capital gain rates. For certain shareholders, some dividend income may, under some circumstances, be subject to the alternative minimum tax. As a result of the passage of the Regulated Investment Company Modernization Act of 2010 (the “Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before capital losses incurred prior to the enactment of the Act. During the fiscal year ended March 31, 2017, the Fund utilized $175,082 of capital loss carry forward.

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NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2017

     The tax character of distributions was as follows:

	Year	Year
	Ended	Ended
	March 31, 2017	March 31, 2016
Net tax-exempt income	$6,914,503	$7,178,304
Ordinary Income	25,821	28,086
	$6,940,324	$7,206,390

     As of March 31, 2017, the components of distributable earnings on a tax basis were as follows:

Accumulated net realized gain	$143,626
Unrealized appreciation	3,361,121
Undistributed tax-exempt income	182,355
Other temporary differences	(139,247)
$3,547,855

     The difference between book basis and tax basis undistributed income is due to the timing difference, and other temporary differences, in recognizing dividends paid and the tax treatment of market discount amortization and the deduction of distributions payable.

10. Subsequent Event

     Effective April 3, 2017, the Fund registered Class F Shares and Class T Shares. As of the date of this report, there were no Class F Shares or Class T Shares outstanding.

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AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended March 31,					Three Months		Year
	2017	2016	2015	2014		Ended 3/31/13 †		Ended 12/31/12
Net asset value, beginning of period	$10.88	$10.91	$10.65	$10. 97		$11. 07		$10. 84
Income from investment operations:
Net investment income(1)	0.29	0.32	0.33	0.34		0.08		0.36
Net gain (loss) on securities (both
realized and unrealized)	(0.33)	(0.03)	0.26	(0.32)		(0.10)		0.23
Total from investment operations	(0.04)	0.29	0.59	0.02		(0.02)		0.59
Less distributions (note 9):
Dividends from net investment income	(0.29)	(0.32)	(0.33)	(0.34)		(0.08)		(0.36)
Distributions from capital gains	—	—	—	—		—		—
Total distributions	(0.29)	(0.32)	(0.33)	(0.34)		(0.08)		(0.36)
Net asset value, end of period	$10.55	$10.88	$10.91	$10. 65		$10. 97		$11. 07
Total return (not reflecting sales charge)	(0.40)%	2.75%	5.61%	0.21%		(0.14	)%(2)	5.53%
Ratios/supplemental data
Net assets, end of period (in millions)	$185	$189	$187	$188		$215		$219
Ratio of expenses to average net assets	0.73%	0.73%	0.78%	0.80	%(4)	0.77	%(3)	0.76%
Ratio of net investment income to
average net assets	2.69%	3.00%	3 07%	3.18	%(4)	3.11	%(3)	3.30%
Portfolio turnover rate	27%	7%	14%	9%		2	%(2)	12%

____________________

(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 0.76% and 3.22%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from December 31 to March 31. The information presented is for the period January 1, 2013 to March 31, 2013.

See accompanying notes to financial statements.

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FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year Ended March 31,					Three Months		Year
	2017	2016	2015	2014		Ended 3/31/13†		Ended 12/31/12
Net asset value, beginning of period	$10.87	$10.90	$10.64	$10.96		$11.07		$10.83
Income from investment operations:
Net investment income(1)	0 20	0.23	0.24	0.25		0.06		0.27
Net gain (loss) on securities (both
realized and unrealized)	(0.33)	(0.03)	0.26	(0.32)		(0.11)		0.24
Total from investment operations	(0.13)	0.20	0.50	(0.07)		(0.05)		0.51
Less distributions (note 9):
Dividends from net investment income	(0.20)	(0.23)	(0.24)	(0.25)		(0.06)		(0.27)
Distributions from capital gains	—	—	—	—		—		—
Total distributions	(0.20)	(0.23)	(0.24)	(0.25)		(0.06)		(0.27)
Net asset value, end of period	$10.54	$10.87	$10.90	$10.64		$10.96		$11.07
Total return (not reflecting CDSC)	(1.24)%	1.88%	4.72%	(0.64)%		(0.44	)%(2)	4.73%
Ratios/supplemental data
Net assets, end of period (in millions)	$9	$10	$10	$10		$12		$13
Ratio of expenses to average net assets	1.58%	1.58%	1.63%	1.65	%(4)	1.62	%(3)	1.61%
Ratio of net investment income to
average net assets	1.84%	2.14%	2.21%	2.33	%(4)	2.26	%(3)	2.43%
Portfolio turnover rate	27%	7%	14%	9%		2	%(2)	12%

____________________

(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 1.61% and 2.37%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from December 31 to March 31. The information presented is for the period January 1, 2013 to March 31, 2013.

See accompanying notes to financial statements.

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FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class I
	Year Ended March 31,					Three Months		Year
	2017	2016	2015	2014		Ended 3/31/13†		Ended 12/31/12
Net asset value, beginning of period	$10.87	$10.90	$10.64	$10.97		$11.07		$10.83
Income from investment operations:
Net investment income(1)	0 27	0.31	0.32	0.32		0.08		0.34
Net gain (loss) on securities (both
realized and unrealized)	(0.33)	(0.03)	0.26	(0.33)		(0.10)		0.24
Total from investment operations	(0.06)	0.28	0.58	(0.01)		(0.02)		0.58
Less distributions (note 9):
Dividends from net investment income	(0.27)	(0.31)	(0.32)	(0.32)		(0.08)		(0.34)
Distributions from capital gains	—	—	—	—		—		—
Total distributions	(0.27)	(0.31)	(0.32)	(0.32)		(0.08)		(0.34)
Net asset value, end of period	$10.54	$10.87	$10.90	$10.64		$10.97		$11.07
Total return	(0.55)%	2.61%	5.46%	(0.05)%		(0.18	)%(2)	5.47%
Ratios/supplemental data
Net assets, end of period (in millions)	$8	$9	$8	$7		$7		$7
Ratio of expenses to average net assets	0.87%	0.87%	0.92%	0.96	%(4)	0.94	%(3)	0.91%
Ratio of net investment income to
average net assets	2.54%	2.86%	2.93%	3.02	%(4)	2.94	%(3)	3.15%
Portfolio turnover rate	27%	7%	14%	9%		2	%(2)	12%

____________________

(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 0.92% and 3.06%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from December 31 to March 31. The information presented is for the period January 1, 2013 to March 31, 2013.

See accompanying notes to financial statements.

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FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year Ended March 31,					Three Months		Year
	2017	2016	2015	2014		Ended 3/31/13†		Ended 12/31/12
Net asset value, beginning of period	$10.88	$10.91	$10.65	$10.98		$11.08		$10.84
Income from investment operations:
Net investment income(1)	0 31	0.34	0.35	0.35		0.09		0.38
Net gain (loss) on securities (both
realized and unrealized)	(0.34)	(0.03)	0.26	(0.33)		(0.10)		0.24
Total from investment operations	(0.03)	0.31	0.61	0.02		(0.01)		0.62
Less distributions (note 9):
Dividends from net investment income	(0.30)	(0.34)	(0.35)	(0.35)		(0.09)		(0.38)
Distributions from capital gains	—	—	—	—		—		—
Total distributions	(0.30)	(0.34)	(0.35)	(0.35)		(0.09)		(0.38)
Net asset value, end of period	$10.55	$10.88	$10.91	$10.65		$10.98		$11.08
Total return	(0.25)%	2.92%	5.77%	0.27%		(0.10	)%(2)	5.78%
Ratios/supplemental data
Net assets, end of period (in millions)	$51	$47	$32	$29		$35		$34
Ratio of expenses to average net assets	0.58%	0.58%	0.63%	0.65	%(4)	0.62	%(3)	0.61%
Ratio of net investment income to
average net assets	2.84%	3.15%	3.21%	3.33	%(4)	3.26	%(3)	3.45%
Portfolio turnover rate	27%	7%	14%	9%		2	%(2)	12%

____________________

(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 0.61% and 3.37%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from December 31 to March 31. The information presented is for the period January 1, 2013 to March 31, 2013.

See accompanying notes to financial statements.

34 | Aquila Churchill Tax-Free Fund of Kentucky

Additional Information (unaudited)

Trustees(1)
and Officers			Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Fund and	Principal	Complex(4)	Other Directorships
Address(2)	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Interested Trustee (5)

Diana P. Herrmann New York, NY (1958)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998	Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary, 1986 - 2016, and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.	11	Director (for various periods since 2006) and Member of the Executive Committee (since 2016) of ICI Mutual Insurance Company, a Risk Retention Group; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Non-Interested Trustees

Thomas A. Christopher Danville, KY (1947)	Chair of the Board of Aquila Municipal Trust since 2017; Trustee since 2009	Senior partner of Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since 1977; Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Global Outreach International, since 2011; member of the Kentucky Primary Care Technical Advisory Committee, since 2017; Director, Sunrise Children’s Services Inc., 2010-2013; currently or formerly active with various professional and community organizations.	5	None

35 | Aquila Churchill Tax-Free Fund of Kentucky

Additional Information (unaudited)

Trustees(1)
and Officers			Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Fund and	Principal	Complex(4)	Other Directorships
Address(2)	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Ernest Calderón Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Partner, Frazer Ryan Goldberg & Arnold, LLP since October 2016; Lowis & Gellen 2015-2016; Ridenour Hienton, 2012-2015; Calderón Law Offices, 2004-2012; Jennings, Strouss & Salmon, PLC, 1992-2004; Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute.	5	None

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009	Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Commissioner, Utah State Securities Commission, 2013–present; Dean, Marriott School of Management, 2008-2013; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor’s Tax Review Committee, 1993-2009.	8	International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, “The Future of the Suburban City” Island Press, 2016.	7	None

36 | Aquila Churchill Tax-Free Fund of Kentucky

Additional Information (unaudited)

Trustees(1)
and Officers			Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Fund and	Principal	Complex(4)	Other Directorships
Address(2)	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Glenn P. O’Flherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	8	Formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

James R. Ramsey Louisville, KY (1948)	Trustee of Aquila Municipal Trust since 2013	President, University of Louisville, 2002-2016; Professor of Economics, University of Louisville, 1999-2016; Kentucky Governor’s Senior Policy Advisor and State Budget Director, 1999-2002; Vice Chancellor for Finance and Administration, the University of North Carolina at Chapel Hill, 1998 to 1999; previously Vice President for Finance and Administration at Western Kentucky University, State Budget Director for the Commonwealth of Kentucky, Chief State Economist and Executive Director for the Office of Financial Management and Economic Analysis for the Commonwealth of Kentucky, Adjunct Professor at the University of Kentucky, Associate Professor at Loyola University-New Orleans and Assistant Professor at Middle Tennessee State University.	5	Community Bank and Trust, Pikeville, KY and Texas Roadhouse Inc.

Laureen L. White North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004.	5	None

37 | Aquila Churchill Tax-Free Fund of Kentucky

(1) The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1000 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

(2) The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(3) Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.

(4) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(5) Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a Manager of the Distributor.

(6) The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

38 | Aquila Churchill Tax-Free Fund of Kentucky

Positions
Held with
Name,	Trust and
Address	Length of
and Year of Birth (1)	Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Charles E. Childs, III New York, NY (1957)	Executive Vice President of Aquila Municipal Trust since 2003 and Secretary since 2011	Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Chief Operating Officer of the Manager and the Manager’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012; Manager of the Distributor since 2012.

Marie E. Aro New York, NY (1955)	Senior Vice President of Aquila Municipal Trust since 2010	Co-President, Aquila Distributors LLC since 2010, Vice President, 1993-1997; Senior Vice President, Aquila Municipal Trust (since 2013), Aquila Funds Trust (since 2013), Aquila Tax-Free Trust of Arizona (since 2010 and Vice President, 2004-2010), Aquila Three Peaks High Income Fund (since 2006), Hawaiian Tax-Free Trust and Aquila Tax-Free Trust of Oregon (since 2010), Aquila Three Peaks Opportunity Growth Fund (2004-2013) and Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund, Aquila Tax-Free Fund For Utah, and Aquila Tax-Free Fund of Colorado (2010-2013); Vice President, INVESCO Funds Group, 1998-2003.

Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013	Vice President of the Distributor since 1995; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013 and Aquila Funds Trust since 2013.

Todd W. Curtis Phoenix, AZ (1949)	Senior Vice President of Aquila Municipal Trust since 2004 and Portfolio Manager of Aquila Tax-Free Trust of Arizona (since 1986), Aquila Churchill Tax-Free Fund of Kentucky (since 2009) and Aquila Tax-Free Fund For Utah (since 2009)	Senior Vice President since 2004 and lead Portfolio Manager since 1986, Aquila Tax-Free Trust of Arizona; Vice President and portfolio manager, co-portfolio manager, or back-up portfolio manager of Aquila Churchill Tax-Free Fund of Kentucky since 2004; Vice President and portfolio manager or co-portfolio manager of Aquila Tax-Free Fund For Utah since 2009; Vice President and Portfolio Manager, Banc One Investment Advisors, Inc. and its predecessors, 1981-2004.

39 | Aquila Churchill Tax-Free Fund of Kentucky

Positions
Held with
Name,	Trust and
Address	Length of
and Year of Birth (1)	Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Paul G. O’Brien New York, NY (1959)	Senior Vice President of Aquila Municipal Trust since 2010	Co-President, Aquila Distributors LLC since 2010, Managing Director, 2009-2010; Senior Vice President of various funds in the Aquila Group of Funds since 2010 and all funds since 2013; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Craig T. DiRuzzo Denver, CO (1976)	Vice President of Aquila Municipal Trust since 2013	Vice President, Aquila Municipal Trust, and Regional Sales Manager of the Distributor, since 2013; Regional Vice President, B I C Group, LLC, Denver, CO, 2012; Vice President, Wellesley Investment Advisors, Denver, CO, 2011-2012; Mutual Funds Sales Director, UBS Global Asset Management, Denver, CO, 2004-2010, Internal Investment Consultant, 2002-2004.

Royden P. Durham Louisville, KY (1951)	Vice President of Aquila Municipal Trust since 2013; Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011), Aquila Tax-Free Trust of Arizona (since 2017) and Aquila Tax-Free Fund For Utah (since 2017)	Vice President and portfolio manager or co-portfolio manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011); Vice President and portfolio manager of Aquila Tax-Free Trust of Arizona (since 2017) and Aquila Tax-Free Fund For Utah (since 2017); President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

Brandon M. Moody Crestwood, KY (1984)	Vice President of Aquila Municipal Trust since 2014	Vice President, Aquila Churchill Tax-Free Fund of Kentucky since 2014; Territory Manager, Jefferson National, 2010 - 2014; Licensed Financial Sales Consultant, PNC Investments, 2009-2010.

Nirmal Rijhwani Scottsdale, AZ (1978)	Vice President of Aquila Municipal Trust since 2016	Vice President, Aquila Tax-Free Trust of Arizona since December 2016; Regional Sales Manager, Aquila Distributors LLC since 2014; Regional Director - External Wholesaler, James Alpha Management, LLC,2012-2013; Regional Vice President – External Wholesaler, BIC Group, LLC. 2011-2012.

40 | Aquila Churchill Tax-Free Fund of Kentucky

Positions
Held with
Name,	Trust and
Address	Length of
and Year of Birth (1)	Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

James T. Thompson Bountiful, Utah (1955)	Vice President of Aquila Municipal Trust since 2009; Portfolio Manager of Aquila Tax-Free Fund For Utah (since 2009), Aquila Tax-Free Trust of Arizona (since 2017) and Aquila Churchill Tax-Free Fund of Kentucky (since 2017)	Vice President and lead portfolio manager or co-portfolio manager of Aquila Tax-Free Fund For Utah, since 2009; Vice President or Assistant Vice President and portfolio manager or backup portfolio manager of Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky since 2009; Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

M. Kayleen Willis Salt Lake City, UT (1963)	Vice President of Aquila Municipal Trust since 2013	Vice President, Aquila Tax-Free Fund For Utah since 2003, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

Amy L. Rydalch Oakley, UT (1970)	Assistant Vice President of Aquila Municipal Trust since 2013	Assistant Vice President, Aquila Tax-Free Fund For Utah since 2010, independent credit analyst, 2001-2009, for Aquila Tax-Free Fund For Utah.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012	Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

41 | Aquila Churchill Tax-Free Fund of Kentucky

Positions
Held with
Name,	Trust and
Address	Length of
and Year of Birth (1)	Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010	Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007; Investment Accountant, TIAA-CREF, 2007; Senior Fund Accountant, JP Morgan Chase, 2003-2006.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal since 2000	Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

____________________

(1) The mailing address of each officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(2) The term of office of each officer is one year.

(3)The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1000 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

42 | Aquila Churchill Tax-Free Fund of Kentucky

Analysis of Expenses (unaudited)

     As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs, including management fees; distribution (12b-1) and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The table below is based on an investment of $1,000 invested on October 1, 2016 and held for the six months ended March 31, 2017.

Actual Expenses

     This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Six months ended March 31, 2017

	Actual
	Total Return	Beginning	Ending	Expenses
	Without	Account	Account	Paid During
	Sales Charges(1)	Value	Value	the Period(2)
Class A	(1.78)%	$1,000.00	$982.20	$3.56
Class C	(2.29)%	$1,000.00	$977.10	$7.69
Class I	(1.95)%	$1,000.00	$980.50	$4.35
Class Y	(1.80)%	$1,000.00	$982.00	$2.87

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class C shares. Total return is not annualized; as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio of 0.72%, 1.56%, 0.88% and 0.58% for the Fund’s Class A, C, I and Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

43 | Aquila Churchill Tax-Free Fund of Kentucky

Analysis of Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

     Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs with respect to Class A shares. The example does not reflect the deduction of CDSC with respect to Class C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

Six months ended March 31, 2017

	Hypothetical
	Annualized	Beginning	Ending	Expenses
	Total	Account	Account	Paid During
	Return	Value	Value	the Period(1)
Class A	5.00%	$1,000.00	$1,021.34	$3.63
Class C	5.00%	$1,000.00	$1,017.15	$7.85
Class I	5.00%	$1,000.00	$1,020.54	$4.43
Class Y	5.00%	$1,000.00	$1,022.04	$2.92

(1)	Expenses are equal to the annualized expense ratio of 0.72%, 1.56%, 0.88% and 0.58% for the Fund’s Class A, C, I and Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

44 | Aquila Churchill Tax-Free Fund of Kentucky

Information Available (unaudited)

     Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Fund’s entire list of portfolio securities twice a year in the semi-annual and annual reports you receive. Additionally, under Fund policies, the Manager publicly discloses the complete schedule of the Fund’s portfolio holdings, as of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of the Fund’s portfolio holdings schedule for the most recently completed period by visiting the Fund’s website at www.aquilafunds.com. Whenever you wish to see a listing of your Fund’s portfolio other than in your shareholder reports, please check our website at www.aquilafunds.com or call us at 1-800-437-1000.

     The Fund additionally files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2016, the Fund did not vote any proxies. Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

     This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

     For the fiscal year ended March 31, 2017, $6,914,503 of dividends paid by Aquila Churchill Tax-Free Fund of Kentucky, constituting 99.6% of total dividends paid, were exempt-interest dividends; and the balance was ordinary income.

     Prior to February 15, 2018, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2017 calendar year.

45 | Aquila Churchill Tax-Free Fund of Kentucky

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Founders

     Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Board of Trustees
Thomas A. Christopher, Chair
Diana P. Herrmann, Vice Chair
Ernest Calderón
Gary C. Cornia
Grady Gammage, Jr.
Glenn P. O’Flaherty
James R. Ramsey
Laureen L. White

Officers

Diana P. Herrmann, President

Charles E. Childs, III, Executive Vice President and Secretary

Marie E. Aro, Senior Vice President

Paul G. O’Brien, Senior Vice President

Todd W. Curtis, Senior Vice President

and Portfolio Manager

Royden P. Durham, Vice President

and Lead Portfolio Manager

James T. Thompson, Vice President and

Portfolio Manager

Brandon M. Moody, Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

225 Liberty Street

New York, New York 10286

Independent Registered Public Accounting Firm

TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Further information is contained in the Prospectus, which must precede or accompany this report.

Annual Report March 31, 2017

Aquila Narragansett Tax-Free Income Fund “Municipal Bonds In The News” Serving Rhode Island investors since 1992

May, 2017

Dear Fellow Shareholder:

     With the desperate need for investment in our nation’s infrastructure, it’s worthy to note that the new administration is considering, among other things, tax reform and infrastructure financing.

     You may recall in our 2016 Annual Report letter, we spoke about the American Society of Civil Engineers (“ASCE”) which every 4 years publishes a comprehensive assessment of our nation’s major infrastructure. The ASCE’s recently released 2017 report graded our overall infrastructure as a D+. This is the same grade as the 2013 report and a slight improvement over the 2009 overall grade of D which is defined as “Poor: At risk, with many elements approaching the end of their service life”.

     The Securities Industry Financial Markets Association (“SIFMA”) commented on the ASCE findings saying that the report “clearly shows the desperate need for a strong commitment to infrastructure investment.” SIFMA went on to say that it “strongly advocates that the tax-exemption for municipal bond interest remain intact so that it may continue to help America’s cities and states boost their local economies through the construction of new projects such as roads, hospitals, and schools.”

     A pro-active bi-partisan letter was recently sent to the House Ways and Means Committee. The letter, signed by 156 Congressmen, urges leadership to continue to recognize the vital role of tax-exempt municipal bonds. It specifically stresses the fact that municipal bonds provide an efficient means of financing economic growth that benefits all Americans.

     The letter notes that tax exemption is a “potent tool” because it reduces the costs to finance vital projects that touch us all. It goes on to say that voters “throughout the country overwhelmingly support tax-exempt municipal bonds” and “millions of Americans depend on municipal bonds for their economic security and invest in them because of their historically low-risk nature.”

     Municipal bonds have, in fact, experienced a far lower average default rate over the long term than corporate bonds. And, while you have likely heard that a few municipalities experienced problems in recent years, it is important to take a step back and look at the big picture.

     You may be aware that organizations such as Moody’s, S&P and Fitch register with the Securities and Exchange Commission (“SEC”) as Nationally Recognized Statistical Rating Organizations (“NRSROS”), subject to the SEC’s oversight and examination authority. Each of the NRSROs use a wide variety of financial analysis and modeling techniques to evaluate municipal issuers’ financial data and collateral, and consider such other factors they believe to be pertinent. Ultimately, the NRSRO ratings reflect their professional assessment of an issuer’s ability not only to pay interest as well as a bond’s face value at maturity, but also reflect the likelihood of financial recovery in the event of default. This process continues through routine ongoing reviews. And, in the interim, any major events or news announcements that affect an issuer’s debt may cause rating agencies to reassess, and possibly revise, their opinions. Similar reviews may also be conducted across an entire sector, such as hospitals or schools.

NOT A PART OF THE ANNUAL REPORT

     To gain a perspective into the historical low risk nature of municipal bonds, we believe it is useful to look at some data from Moody’s, the oldest bond rating agency, which began rating municipal bonds nearly 100 years ago in 1918. While the number of municipal obligations rated by Moody’s has grown substantially, from just over 3,300 issuers in 1970 to about 15,000 in 2015, only 99 issuers rated by Moody’s defaulted during those 45 years. Nearly all municipal issuers rated by Moody’s have ratings that are of investment grade quality. Moreover, 93% of the issuers are rated A or higher, as compared to only 25% of global corporate bond issuers.

     While this is good news, we are sensitive to the fact that past performance is not indicative of future results. That’s where we believe the expertise of your locally based investment team adds value.

     Our goal is to provide extra scrutiny of the individual securities in which your fund invests, bearing in mind first and foremost that your fund’s investment objective is to provide as high a level of tax-free income as is consistent with preservation of capital.

     We are very proud of the fact that Aquila Narragansett Tax-Tree Income Fund has, in our view, not only met this objective, but that your fund has also served thousands of residents very well over the years through its support of Rhode Island’s vital local infrastructure projects.

Sincerely,

Diana P. Herrmann, Vice Chair and President

     Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Narragansett Tax-Free Income Fund ANNUAL REPORT Management Discussion Serving Rhode Island investors since 1992

     Aquila Narragansett Tax-Free Income Fund (the “Fund”) seeks to provide the highest level of double tax-free income possible consistent with preservation of capital, while staying within quality constraints described in the Fund Prospectus. The Fund strives to accomplish this by constructing a diversified investment portfolio of investment grade Rhode Island municipal securities. As an extra measure of credit protection to shareholders, some securities owned by the Fund are insured with a goal to provide for the timely payment of principal and interest when due. A maximum average maturity profile of less than 12 years has been maintained for the Fund’s portfolio with the goal to produce a reasonable level of income return with relatively high stability for the Fund’s share price or net asset value (“NAV”). We intend is to maintain a similar profile going forward. As of March 31, 2017, the portfolio had an average maturity of 10.10 years.

Fund Performance

     Returns for Aquila Narragansett Tax-Free Income Fund outperformed both the Bloomberg Barclays Municipal Bond Index and the Bloomberg Barclays Quality Intermediate Municipal Bond Index (the “Index”) for calendar year 2016. For the fiscal year ending March 31, 2017, performance for the Fund’s Y Share class was -0.15%. This was slightly below the 0.12% return for the Index for the same period. The Fund maintained a longer duration than the Index and the municipal yield curve flattened during most of the year providing much of the calendar year outperformance. Additionally, portfolio volatility spiked as a result of an increase in interest rates post-election. This had the opposite impact and saw the NAV fall more in value than the Index for the last quarter of 2016. During the first quarter of 2017, portfolio duration lengthened slightly with the purchase of several new bond issues in an attempt to increase portfolio yield. The overall credit quality of the portfolio has also increased slightly compared with the same period a year ago.

Municipal Market

     The municipal market had a rather difficult year relative to other fixed income markets. Even while municipal bond supply continued to shrink, spreads on municipal bonds were not able to tighten further. Part of the struggle was perhaps that municipal bonds had good years in 2014 and 2015 while other bond sectors struggled. During 2016, lower quality bonds performed best and the “risk-on” trade was in vogue which didn’t bode well for the relatively staid municipal bond market. The fourth quarter of 2016 was also characterized by concerns over tax reform under a new Trump Administration which should make municipal bonds less attractive to some investors. This, along with the surprising Presidential election results, caused municipal bonds to sell off creating some negative return months, and erasing most of the gains for the year. Despite tax reform efforts, those investors in the higher tax brackets would, in our view, probably not see too much relief by switching out of tax-free bonds.

1 | Aquila Narragansett Tax-Free Income Fund

MANAGEMENT DISCUSSION (continued)

U.S. Economy

     The U.S. economy has continued on a steady pattern of growth this past year. The U.S. Federal Reserve (the “Fed”) increased its target rate for the second time in December 2016 by one-quarter of a percent although the job was made easier given the precipitous increase in interest rates following the election of President Trump. The Fed also continued to remove monetary policy accommodation by increasing short-term rates again in March 2017. While short-term interest rates rose, longer-term rates have traded in a relatively tight range having fallen recently as a result of concerns regarding passage of a number of fiscal policies. Most broad equity indices had outsized returns for calendar year 2016 while most broad fixed income indices were modestly positive for the year. The S&P 500Index ended the year with a total return of 11.96%. The Barclays Aggregate Bond Index had a total return of 2.65% for the same calendar year. Even with additional monetary accommodation by the European Central Bank (“ECB”), the decision of the United Kingdom to exit the Eurozone (“Brexit”) threw most of the Eurozone into a tailspin half way through 2016.The broad MSCI EAFE index eked out a paltry 1.00% return for the calendar year. More recent measures by the ECB have centered around removing some of the monetary stimulus which may begin to push most Eurozone interest rates higher. More recent comments by Fed Chair Janet Yellen contemplate shrinking the Fed balance sheet from years of accommodative monetary policy. Discussions suggest that the Fed will provide guidance to the markets and will take the form of less reinvestment of securities’ cash flows and maturities rather than outright sales, the latter having the potential to disrupt fixed income markets and provide broader unwanted market volatility.

Rhode Island Economy

     Rhode Island experienced some bumps during the year; however, the local economy continued to show signs of economic growth having reached a new low level of unemployment of 4.5%% in February 2017 compared with the U.S. rate of 4.7%. The state level of unemployment is almost 1% lower from the same period in 2016. The state is finally on the precipice of regaining all of the jobs lost during the Great Recession and will not be the last New England state to do so. The major infrastructure program introduced during 2016 has provided an increasing number of construction jobs throughout the state. In addition, 5 hotels are being built in the downtown Providence area as well as the development of the former Route 195 land in the southeast side of the city. The state has also introduced numerous tax incentives to expand and bring new companies into Rhode Island. Some of the more recently announced companies establishing or expanding in Rhode Island are General Electric, Johnson & Johnson, Virgin Pulse, eMoney Advisor, Agoda Travel Operations and United Natural Foods.

2 | Aquila Narragansett Tax-Free Income Fund

MANAGEMENT DISCUSSION (continued)

Outlook and Strategy

     While the Fed took its second and third steps to tighten monetary policy in December 2016 and March 2017 respectively, it has recently announced its expectation to begin shrinking its bond holdings. This would be orchestrated through allowing bonds to mature and limiting the reinvestment into new bonds and the expectation would be similar to “tapering” a few years ago whereby the Fed will warn the markets in advance of the timing and amounts. In order to avoid large market disruptions, the Fed expects to begin as early as this year and has yet to decide whether to target a time limit for balance sheet reduction or a particular balance sheet size. Regardless of the decision, it could very well take at a minimum five years to complete the process. Other things being equal, while we believe this should have an impact of pushing interest rates higher; however, more recent anecdotal evidence has shown some yield curve flattening with longer-term interest rates falling. While this cannot be entirely attributed to recent Fed actions, continued political infighting in Washington and stalled implementation of President Trump’s campaign policies have underpinned the move to lower interest rates. Volatility will, in our view, most likely continue as fiscal policies work their way through congressional committees. While the conventional wisdom is that interest rates will move higher, as we have witnessed, the path is seldom predictable. Not unlike other bond funds, the Fund’s NAV moved to higher levels in anticipation of no political change in Washington. Once the surprise Trump victory occurred, bonds quickly lost value as expectations were for sustainably higher rates. During these brief periods of higher rates, an attempt was made to extend duration and maturity slightly to take advantage of these opportunities. As is always prudent, the trade-off of income for interest rate risk needs to be balanced, particularly when monetary policy is no longer remaining accommodative and signs of inflation could be in the offing. While analysis and decisions are made with the most current information available at the time, it is only with hindsight that results of decisions can be analyzed and measured. Overall, the Fund’s portfolio credit quality has trended higher and attempts to increase portfolio yield must take the form of some additional interest rate risk. While this is not always desirable, building the portfolio for current income and a relatively stable NAV have always been hallmarks of the Fund. Despite the potential for more volatile interest rates, we remain steadfast in our commitment to our shareholders in an attempt to provide value regardless of market environment as we have for the past 25 years.

3 | Aquila Narragansett Tax-Free Income Fund

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term securities. Conversely, when interest rates fall, the value of your investment may rise. Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

If interest rates fall, an issuer may exercise its right to prepay its securities, and the Fund could be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

4 | Aquila Narragansett Tax-Free Income Fund

PERFORMANCE REPORT

     The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Narragansett Tax-Free Income Fund for the 10-year period ended March 31, 2017 as compared with the Bloomberg Barclays Quality Intermediate Municipal Bond Index (the “Bloomberg Barclays Quality Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Bloomberg Barclays Quality Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

	Average Annual Total Return
	for periods ended March 31, 2017
				Since
Class and Inception Date	1 Year	5 Years	10 Years	Inception
Class A since 9/10/92
With Maximum Sales Charge	(4.33)%	2.01%	3.05%	4.44%
Without Sales Charge	(0.30)	2.85	3.47	4.61
Class C since 5/01/96
With CDSC*	(2.13)	1.98	2.60	3.38
Without CDSC	(1.14)	1.98	2.60	3.38
Class I since 11/04/98
No Sales Charge	(0.45)	2.70	3.32	3.74
Class Y since 5/01/96
No Sales Charge	(0.15)	3.00	3.63	4.47
Bloomberg Barclays Quality Index	0.13	2.45	4.01	4.76	(Class A)
				4.54	(Class C & Y)
				4.22	(Class I)

Total return figures shown for the Fund reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes. Past performance is not predictive of future investment results.

* CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

5 | Aquila Narragansett Tax-Free Income Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Municipal Trust and the

Shareholders of Aquila Narragansett Tax-Free Income Fund:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Aquila Narragansett Tax-Free Income Fund as of March 31, 2017 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the four years in the period then ended, the nine month period ended March 31, 2013 and the year in the period ended June 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aquila Narragansett Tax-Free Income Fund as of March 31, 2017, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 25, 2017

6 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

SCHEDULE OF INVESTMENTS
MARCH 31,2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (27.3%)	(unaudited)	Value

	Barrington, Rhode Island
$1,120,000	2.500%, 08/01/25	Aa1/NR/NR	$1,139,029
	Bristol, Rhode Island
2,200,000	4.000%, 02/15/26 AGC Insured	Aa2/AA+/NR	2,288,572
2,000,000	4.375%, 02/15/29 AGC Insured	Aa2/AA+/NR	2,094,180
	Coventry, Rhode Island
500,000	3.375%, 11/01/21 AGMC Insured	A1/NR/NR	528,995
1,605,000	3.625%, 03/15/27 MAC Insured	A1/AA/NR	1,677,739
	Cranston, Rhode Island
1,325,000	4.000%, 07/01/28	A1/AA-/AA+	1,424,521
750,000	4.300%, 07/01/30 AGMC Insured
	Series 2010 A	A1/AA/AA+	792,922
1,515,000	4.250%, 07/15/24 BAMI Insured
	Series B	A1/AA/AA+	1,681,847
1,000,000	4.250%, 07/15/25 BAMI
	Insured Series B	A1/AA/AA+	1,112,690
	Cumberland, Rhode Island
500,000	4.250%, 11/01/27 Series 2011 A	NR/AA/NR	546,855
500,000	4.625%, 11/01/31 Series 2011 A	NR/AA/NR	547,895
	East Providence, Rhode Island Refunding
2,500,000	4.550%, 05/15/30 AGMC Insured	A2/AA/NR	2,676,450
	Hopkinton, Rhode Island
500,000	4.375%, 08/15/31	Aa3/NR/NR	534,435
	Johnston, Rhode Island
1,020,000	3.450%, 06/01/29 Series A	A3/AA-/NR	1,040,410
1,020,000	3.700%, 06/01/33 Series A	A3/AA-/NR	1,036,830
	Lincoln, Rhode Island
1,500,000	3.500%, 08/01/24 Series A	Aa2/NR/AAA	1,622,730
2,225,000	3.500%, 08/01/25 Series A	Aa2/NR/AAA	2,405,091
	Narragansett, Rhode Island
1,025,000	3.500%, 07/15/28	Aa2/AA+/NR	1,095,612
	North Kingstown, Rhode Island
1,040,000	3.000%, 04/15/24 Series A	Aa2/AA+/NR	1,084,481
	North Smithfield, Rhode Island
825,000	3.000%, 06/15/26 Series A	Aa2/NR/NR	858,676
	Pawtucket, Rhode Island
1,950,000	4.500%, 07/15/26 AGC Insured	A3/AA/NR	2,063,334
1,500,000	4.750%, 07/15/29 AGC Insured	A3/AA/NR	1,593,435
1,010,000	4.000%, 11/01/25 AGMC Insured	A2/AA/NR	1,083,073

7 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value
	Portsmouth, Rhode Island
$1,140,000	3.750%, 02/01/31 Series A	Aa2/AAA/NR	$1,221,259
	Providence, Rhode Island
1,500,000	5.000%, 01/15/23 Series 2010 A AGMC
	Insured Refunding	A2/AA/NR	1,615,230
1,500,000	5.000%, 01/15/26 Series 2010 A AGMC
	Insured Refunding	A2/AA/NR	1,606,320
975,000	3.625%, 01/15/29 Series A
	AGMC Insured	A2/AA/A-	977,233
2,510,000	3.750%, 01/15/30 Series A
	AGMC Insured	A2/AA/A-	2,522,876
1,000,000	3.750%, 01/15/32 Series A
	AGMC Insured	A2/AA/A-	992,110
500,000	4.000%, 07/15/19 Series A Refunding.	Baa1/BBB/NR	522,945
	Rhode Island State & Providence
	Plantations Consolidated Capital
	Development Loan
2,000,000	3.750%, 11/01/23 Series A	Aa2/AA/AA	2,202,860
2,110,000	4.250%, 10/15/25 Series A	Aa2/AA/AA	2,373,033
2,000,000	3.000%, 05/01/31 Series A	Aa2/AA/AA	1,897,260
2,000,000	3.000%, 05/01/32 Series A	Aa2/AA/AA	1,869,900
1,150,000	4.000%, 10/15/24 Series B	Aa2/AA/AA	1,267,254
1,750,000	3.250%, 10/15/31 Series B	Aa2/AA/AA	1,728,002
1,500,000	5.000%, 11/01/34 Series B	Aa2/AA/AA	1,707,270
2,000,000	5.000%, 08/01/23 Series D	Aa2/AA/AA	2,348,120
2,000,000	5.000%, 08/01/24 Series D	Aa2/AA/AA	2,378,240
	Richmond, Rhode Island
1,020,000	3.000%, 08/01/24	Aa3/NR/NR	1,068,042
	Warwick, Rhode Island
2,000,000	4.000%, 08/01/22 AGMC Insured Series
	2015 B	NR/AA/NR	2,196,700
	West Greenwich, Rhode Island
1,175,000	3.000%, 08/15/26	NR/AA+/NR	1,233,562
	West Warwick, Rhode Island
1,900,000	4.625%, 04/01/26 AGC Insured	A3/AA/NR	2,009,763
1,000,000	4.750%, 04/01/29 AGC Insured	A3/AA/NR	1,054,560
795,000	5.000%, 10/01/32 BAMI Insured
	Series A	Baa2/AA/NR	893,095
	Total General Obligation Bonds		66,615,436

8 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (63.5%)	(unaudited)	Value

	Development (5.5%)
	Providence, Rhode Island Redevelopment
	Agency Refunding Public Safety
	Building Project
$1,680,000	5.000%, 04/01/26 AGMC Insured
	Series A	A2/AA/NR	$1,913,268
	Rhode Island Certificates of Participation
	(Central Power Plant)
1,000,000	4.000%, 10/01/20 Series D
	AGMC Insured	Aa3/AA/AA-	1,013,110
	Rhode Island Convention Center
	Authority Refunding
8,000,000	4.000%, 05/15/23 Series A	A1/AA-/AA-	8,751,920
1,500,000	5.500%, 05/15/27 AGC Insured
	Series A	A1/AA/AA-	1,625,175
	Total Development		13,303,473

	Higher Education (8.6%)
	Rhode Island Health and Education
	Building Corp., Bryant University
1,115,000	4.500%, 12/01/27 Series 2011	A2/A/NR	1,225,786
1,455,000	4.750%, 12/01/29 Series 2011	A2/A/NR	1,612,853
1,000,000	5.000%, 12/01/30 Series 2011	A2/A/NR	1,118,060
1,425,000	5.000%, 12/01/31 Series 2011	A2/A/NR	1,589,901
	Rhode Island Health and Education
	Building Corp., Higher Educational
	Facilities
2,500,000	5.000%, 09/15/30 AGMC Insured	Aa3/NR/NR	2,732,700
	Rhode Island Health and Educationa l
	Building Corp., Higher Education Facility,
	Providence College
2,490,000	4.000%, 11/01/24 Series 2015	A2/A/NR	2,728,168
	Rhode Island Health and Educational
	Building Corp., Higher Education
	Facility, Rhode Island School of Design
3,000,000	3.500%, 06/01/29 Series 2012	A1/NR/A+	3,033,810
2,000,000	4.000%, 06/01/31 Series 2012	A1/NR/A+	2,089,940
1,000,000	3.500%, 08/15/30 AGMC Insured
	Series B	A1/AA/NR	1,012,180

9 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Higher Education (continued)
	Rhode Island Health and Educational
	Building Corp., Higher Education Facility,
	University of Rhode Island
	Auxiliary Enterprise
$2,000,000	5.000%, 09/15/30 Series 2010 B
	AGMC Insured	A1/AA/NR	$2,205,760
500,000	4.000%, 09/15/31 Series 2016 B	A1/A+/NR	528,195
	Rhode Island Health and Education
	Facilities Authority, Providence College
1,000,000	4.000%, 11/01/31	A2/A/NR	1,042,410
	Total Higher Education		20,919,763

	Hospital (2.4%)
	Rhode Island Health & Education
	Building Corp., Hospital Financing
	(Care New England)
500,000	5.000%, 09/01/23 Series 2016 B	NR/BB/BBB-	529,150
	Rhode Island Health & Education
	Building Corp., Hospital Financing,
	Lifespan Obligated Group
1,000,000	5.000%, 05/15/31 Series 2016	NR/BBB+/BBB+	1,088,430
1,000,000	5.000%, 05/15/33 Series 2016	NR/BBB+/BBB+	1,073,320
1,250,000	5.000%, 05/15/34 Series 2016	NR/BBB+/BBB+	1,334,763
1,750,000	5.000%, 05/15/39 Series 2016	NR/BBB+/BBB+	1,846,863
	Total Hospital		5,872,526

	Housing (8.5%)
	Rhode Island Housing & Mortgage
	Finance Corp. Home Funding
2,330,000	4.000%, 10/01/25 Series 2010 #3	Aa2/NR/NR	2,416,746
1,500,000	4.050%, 10/01/26 2011 Series 4	Aa2/NR/NR	1,554,510
1,250,000	3.050%, 10/01/28 Series 5	Aa2/NR/NR	1,252,875
985,000	3.350%, 10/01/33 Series 5	Aa2/NR/NR	961,173
2,185,000	3.450%, 04/01/35 Series 5	Aa2/NR/NR	2,117,899
	Rhode Island Housing & Mortgage
	Finance Corp. Homeownership
	Opportunity
3,500,000	3.350%, 10/01/41 Series 68-C	Aa2/AA+/NR	3,195,500

10 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Housing (continued)
	Rhode Island Housing & Mortgage
	Finance Corp. Multi-Family Housing
$2,500,000	4.625%, 10/01/25 Series 2010 A	Aaa/NR/NR	$2,649,100
2,000,000	5.000%, 10/01/30 Series 2010 A	Aaa/NR/NR	2,112,660
985,000	3.150%, 10/01/31 Series 2016 1B	Aa2/NR/NR	961,981
1,405,000	3.450%, 10/01/36 Series 2016 1B	Aa2/NR/NR	1,372,769
1,000,000	3.250%, 10/01/27 Series 1B	Aa2/NR/NR	1,035,120
1,000,000	3.400%, 10/01/29 Series 3B	Aa2/NR/NR	1,012,220
	Total Housing		20,642,553

	Public School (21.6%)
	Rhode Island Certificates of Participation
	(School for the Deaf Project)
1,000,000	5.500%, 04/01/27 Series C 2009
	AGC Insured	Aa3/AA/AA-	1,080,550
500,000	5.625%, 04/01/29 Series C 2009
	AGC Insured	Aa3/AA/AA-	541,290
	Rhode Island Health and Education
	Building Corp., Public School
	Financing Program
1,000,000	4.250%, 05/15/21 Series 2007 B
	AGMC Insured	A2/AA/NR	1,003,380
	Rhode Island Health and Education
	Building Corp., Public School
	Financing Program
795,000	5.000%, 05/15/27 Series 2015 C	Aa2/NR/NR	929,268
1,630,000	5.000%, 05/15/27 Series 2015 D	A1/NR/NR	1,878,331
	Rhode Island Health and Education
	Building Corp., Public School Financing
	Program, Chariho Regional
	School District
1,000,000	5.000%, 05/15/26 Series 2011 B	Aa3/NR/NR	1,120,330
	Rhode Island Health and Education
	Building Corp., Public School Financing
	Program, Town of Coventry
1,000,000	3.750%, 05/15/28 Series 2013 B
	AGMC Insured	A1/AA/NR	1,031,440
1,000,000	4.000%, 05/15/33 AGMC Insured	A1/AA/NR	1,026,010

11 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Public School (continued)
	Rhode Island Health and Educational
	Building Corp., Public School
	Financing Program, City of Cranston
$1,170,000	4.000%, 05/15/30 BAMI Insured
	Series 2015 B	NR/AA/NR	$1,226,979
	Rhode Island Health and Education
	Building Corp., Public School
	Financing Program, East Greenwich
1,150,000	3.125%, 05/15/28	Aa1/AA+/NR	1,159,464
1,000,000	3.250%, 05/15/29	Aa1/AA+/NR	1,012,220
1,000,000	3.375%, 05/15/30	Aa1/AA+/NR	1,014,780
	Rhode Island Health and Education
	Building Corp., Public School Financing
	Program, City of East Providence
1,000,000	3.625%, 05/15/32 Series B	Aa3/NR/NR	1,004,850
	Rhode Island Health and Education
	Building Corp., Public School Financing
	Program, Town of Little Compton
1,620,000	4.000%, 05/15/25 Series 2013 H	NR/AAA/NR	1,801,537
	Rhode Island Health and Education
	Building Corp., Public School Financing
	Program, City of Newport
1,000,000	4.000%, 05/15/27 Series 2013 C	NR/AA+/NR	1,080,510
	Rhode Island Health and Education
	Building Corp., Public School Financing
	Program, Town of North Kingstown
1,500,000	3.750%, 05/15/28 Series 2013 A	Aa2/AA+/NR	1,566,660
	Rhode Island Health and Education
	Building Corp., Public School Financing
	Program, Town of North Providence
1,000,000	4.000%, 11/15/20 Series 2013 I	A1/AA-/NR	1,078,750
1,100,000	4.500%, 11/15/22 Series 2013 I	A1/AA-/NR	1,237,786
	Rhode Island Health and Education
	Building Corp., Public School Financing
	Program, City of Pawtucket
1,570,000	4.000%, 05/15/26 Series 2014 C	A1/NR/NR	1,687,530

12 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Public School (continued)
	Rhode Island Health and Education
	Building Corp., Public School Financing
	Program, Pooled Issue
$3,000,000	4.000%, 05/15/28 Series A	Aa3/NR/NR	$3,210,360
1,270,000	3.250%, 05/15/29 Series A	Aa3/NR/NR	1,269,975
	Rhode Island Health and Education
	Building Corp., Public School Financing
	Program, Pooled Issue
1,665,000	4.250%, 05/15/28 Series 2017 B†††	Aa2/NR/NR	1,868,197
	Rhode Island Health and Education
	Building Corp., Public School Financing
	Program, Providence Public
	Buildings Authority
3,000,000	3.500%, 05/15/24 AGMC Insured Series
	2015 A	A1/AA/NR	3,180,210
3,000,000	3.750%, 05/15/27 AGMC Insured Series
	2015 A	A1/AA/NR	3,147,630
3,000,000	4.000%, 05/15/28 AGMC Insured Series
	2015 A	A1/AA/NR	3,181,200
2,760,000	4.000%, 05/15/30 AGMC Insured Series
	2015 B	A1/AA/NR	2,890,410
	Rhode Island Health and Education
	Building Corp., Public School Financing
	Program, Providence Public Schools
2,000,000	4.500%, 05/15/22 Series 2013 A	A1/NR/NR	2,213,020
2,000,000	4.500%, 05/15/23 Series 2013 A	A1/NR/NR	2,227,740
2,000,000	4.500%, 05/15/24 Series 2013 A	A1/NR/NR	2,215,760
	Rhode Island Health and Education
	Building Corp., Public School Financing
	Program, City of Warwick
800,000	3.500%, 05/15/26 Series B MAC Insured	NR/AA/NR	844,856
	Rhode Island Health and Education
	Building Corp., Public School Financing
	Program, Town of West Warwick
935,000	4.000%, 05/15/21	A1/NR/NR	999,646
745,000	3.000%, 11/15/21	A1/NR/NR	764,720

13 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Public School (continued)
	Rhode Island Health and Education
	Building Corp., Public School Financing
	Program, City of Woonsocket
$500,000	5.000%, 05/15/27 Series 2017 A
	AGMC Insured	A1/AA/NR	$579,550
500,000	5.000%, 05/15/28 Series 2017 A
	AGMC Insured	A1/AA/NR	575,340
500,000	5.000%, 05/15/29 Series 2017 A
	AGMC Insured	A1/AA/NR	570,710
500,000	3.500%, 05/15/30 Series 2017 A
	AGMC Insured	A1/AA/NR	495,315
	Total Public School		52,716,304

	Transportation (5.4%)
	Rhode Island Commerce Corp., Airport
635,000	5.000%, 07/01/36 Series D	Baa1/BBB+/BBB+	702,996
1,015,000	5.000%, 07/01/37 Series D	Baa1/BBB+/BBB+	1,122,011
	Rhode Island State Commerce Corp.,
	Grant Anticipation (Rhode Island
	Department of Transportation)
1,850,000	4.000%, 06/15/24	A2/AA-/NR	2,034,186
1,000,000	5.000%, 06/15/31	A2/AA-/NR	1,138,080
	Rhode Island State Economic
	Development Corp., Airport
1,000,000	5.000%, 07/01/24 Series B	Baa1/BBB+/BBB+	1,123,270
2,000,000	4.000%, 07/01/24 Series B	Baa1/BBB+/BBB+	2,128,180
540,000	4.625%, 07/01/26 AGC Insured
	Series B	A3/AA/BBB+	559,742
1,000,000	5.000%, 07/01/18 AGC Insured
	Series C	A3/AA/BBB+	1,042,780
	Rhode Island State Economic
	Development Corp., Motor Fuel Tax
	(Rhode Island Department of
	Transportation)
2,385,000	4.700%, 06/15/23 Series 2003 A
	AMBAC Insured	A3/A+/A	2,392,131
1,000,000	4.000%, 06/15/18 Series 2006 A
	AMBAC Insured	A3/A+/A	1,002,120
	Total Transportation		13,245,496

14 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Turnpike/Highway (3.9%)
	Rhode Island State Turnpike &
	Bridge Authority
$500,000	4.125%, 12/01/23 Series 2010 A	NR/A-/A	$534,345
1,600,000	4.625%, 12/01/27 Series 2010 A	NR/A-/A	1,740,224
2,000,000	5.125%, 12/01/35 Series 2010 A	NR/A-/A	2,208,040
1,000,000	5.000%, 12/01/35 Series 2010 A	NR/A-/A	1,099,650
	Rhode Island State Turnpike & Bridge
	Authority, Motor Fuel Tax
1,240,000	4.000%, 10/01/27 Series 2016 A	NR/A+/A	1,335,034
1,500,000	4.000%, 10/01/34 Series 2016 A	NR/A+/A	1,538,760
1,000,000	4.000%, 10/01/36 Series 2016 A	NR/A+/A	1,018,920
	Total Turnpike/Highway		9,474,973

	Water and Sewer (7.6%)
	Narragansett, Rhode Island Bay
	Commission Wastewater System
3,145,000	4.000%, 02/01/28 Series A	NR/AA-/NR	3,349,173
	Rhode Island Clean Water Protection
	Finance Agency
1,545,000	4.750%, 10/01/18 Series A
	AMBAC Insured	Aaa/NR/NR	1,549,218
500,000	4.750%, 10/01/20 1999 Series A
	AMBAC Insured	Aaa/NR/NR	501,510
	Rhode Island Clean Water Finance
	Agency, Water Pollution Control Bonds
4,765,000	4.375%, 10/01/21 Series 2002 B
	NPFG Insured	Aaa/AAA/AAA	4,778,104
	Rhode Island Clean Water Protection
	Finance Agency Safe Drinking Water
	Revolving Fund
1,085,000	3.500%, 10/01/25	NR/AAA/AAA	1,164,053
1,000,000	3.750%, 10/01/33	NR/AAA/AAA	1,026,680
1,000,000	3.750%, 10/01/34	NR/AAA/AAA	1,023,150
	Rhode Island Infrastructure Bank Water,
	City of Pawtucket
1,730,000	5.000%, 10/01/28 NPFG Insured
	Series 2015	A3/AA-/NR	1,979,241

15 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Water and Sewer (continued)
	Rhode Island Infrastructure Bank Water,
	Pollution Control
$2,575,000	4.000%, 10/01/29 Series A	NR/AAA/AAA	$2,786,768
	Rhode Island Infrastructure Bank Water,
	Safe Drinking Water
500,000	3.000%, 10/01/31 Series A	NR/AAA/AAA	494,775
	Total Water and Sewer		18,652,672
	Total Revenue Bonds		154,827,760

	Pre-Refunded\
	Escrowed to Maturity Bonds (7.7%)††
	Pre-Refunded
	General Obligation Bonds (1.5%)
	Cranston, Rhode Island
2,455,000	4.625%, 07/01/25 AGMC Insured	A1/AA/NR	2,567,071
990,000	4.750%, 07/01/28 AGMC Insured	A1/AA/NR	1,036,718
	Total Pre-Refunded General
	Obligation Bonds		3,603,789

	Pre-Refunded Escrowed to Maturity
	Revenue Bonds (6.2%)
	Higher Education (0.5%)
	Rhode Island Health and Educational
	Building Corp., Higher Education
	Facility, New England Institute of
	Technology
1,250,000	4.750%, 03/01/30 Series 2010 A	NR/A-/A+	1,374,438

	Hospital (0.5%)
	Rhode Island Health & Education
	Building Corp., Hospital Financing
	(Care New England)
500,000	5.000%, 09/01/20 Series 2013 A	NR/BB/BBB-	560,005
500,000	5.000%, 09/01/22 Series 2013 A	NR/BB/BBB-	583,460
	Total Hospital		1,143,465

16 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal	Pre-Refunded \Escrowed to Maturity	and Fitch
Amount	Bonds (continued)	(unaudited)	Value

	Public School (4.3%)
	Rhode Island Health and Education
	Building Corp., Public School
	Financing Program
$465,000	5.000%, 05/15/20 Series A
	AGMC Insured	Aa3/NR/NR	$467,162
1,500,000	4.250%, 05/15/21 Series A
	AGMC Insured	Aa3/NR/NR	1,554,735
2,000,000	4.375%, 05/15/22 Series A
	AGMC Insured	Aa3/NR/NR	2,075,740
3,000,000	4.500%, 05/15/25 Series A
	AGMC Insured	Aa3/NR/NR	3,117,750
2,000,000	4.750%, 05/15/29 Series A
	AGMC Insured	Aa3/NR/NR	2,084,020
	Rhode Island Health and Education
	Building Corp., Public School
	Financing Program
1,070,000	5.000%, 05/15/24	NR/NR/NR*	1,117,283
	Total Public School		10,416,690

	Transportation (0.7%)
	Rhode Island Economic Development
	Corp. (Rhode Island Department
	of Transportation)
1,500,000	5.250%, 06/15/21 AGC Insured	A2/AA/NR	1,634,235

	Other Revenue (0.2%)
	State of Rhode Island Depositors
	Economic Protection Corp.
250,000	5.750%, 08/01/21 Series A
	AGMC Insured ETM	NR/NR/NR*	293,840
215,000	6.375%, 08/01/22 Series A
	NPFG Insured ETM	NR/AA-/NR	266,181
	Total Other Revenue		560,021
	Total Pre-Refunded\
	Escrowed to Maturity Revenue Bonds		15,128,849
	Total Pre-Refunded\
	Escrowed to Maturity Bonds		18,732,638
	Total Municipal Bonds (cost $236,057,454)		240,175,834

17 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
	Pre-Refunded \Escrowed to Maturity	and Fitch
Shares	Bonds (continued)	(unaudited)	Value

	Short-Term Investment (1.0%)
2,330,186	Dreyfus Government Cash Management,
	Institutional Shares, 0.66%**
	(cost $2,330,186)	Aaa-mf/AAAm/NR	$2,330,186
	Total Investments
	(cost $238,387,640 - note 4)	99.5%	242,506,020
	Other assets less liabilities	0.5	1,198,956
	Net Assets	100.0%	$243,704,976

Percent of
Portfolio Distribution by Quality Rating (unaudited)	Investments†
Aaa of Moody’s or AAA of S&P or Fitch	10.5%
Pre-refunded bonds\ ETM bonds††	7.8
Aa of Moody’s or AA of S&P or Fitch	60.1
A of Moody’s or S&P or Fitch	16.8
Baa of Moody’s or BBB of S&P or Fitch	4.8
100.0%

PORTFOLIO ABBREVIATIONS
AGC - Assured Guaranty Corp.
AGMC - Assured Guaranty Municipal Corp.
AMBAC - American Municipal Bond Assurance Corp.
BAMI - Build America Mutual Insurance
ETM - Escrowed to Maturity
MAC - Municipal Assurance Corp.
NPFG - National Public Finance Guarantee
NR - Not Rated

18 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

*	Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Sub-Adviser to have sufficient quality to be ranked in the top credit four ratings if a credit rating were to be assigned by a NRSRO.

**	The rate is an annualized seven-day yield at period end.

†	Where applicable, calculated using the highest rating of the three NRSROs. Percentages in this table do not include the Short-Term Investment.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date. Escrowed to Maturity bonds are bonds where money has been placed in the escrow account which is used to pay principal and interest through the bond’s originally scheduled maturity date. Escrowed to Maturity are shown as ETM. All other securities in the category are pre-refunded.

†††	Security purchased on a delayed delivery or when-issued basis.

See accompanying notes to financial statements.

19 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2017

ASSETS
Investments at value (cost $238,387,640)	$242,506,020
Interest receivable	3,210,164
Receivable for Fund shares sold	336,356
Other assets	21,427
Total assets	246,073,967
LIABILITIES
Payable for investment securities purchased	1,863,535
Dividends payable	204,986
Payable for Fund shares redeemed	115,980
Management fees payable	86,718
Distribution and service fees payable	418
Accrued expenses payable	97,354
Total liabilities	2,368,991
NET ASSETS	$243,704,976
Net Assets consist of:
Capital Stock - Authorized an unlimited number of shares, par
value $0.01 per share	$229,659
Additional paid-in capital	240,362,135
Net unrealized appreciation on investments (note 4)	4,118,380
Accumulated net realized loss on investments	(1,029,196)
Undistributed net investment income	23,998
	$243,704,976
CLASS A
Net Assets	$127,243,061
Capital shares outstanding	11,991,405
Net asset value and redemption price per share	$10.61
Maximum offering price per share (100/96 of $10.61)	$11.05
CLASS C
Net Assets	$11,844,980
Capital shares outstanding	1,116,232
Net asset value and offering price per share $	10.61
Redemption price per share (*a charge of 1% is imposed on the redemption proceeds, or on the original price, whichever is
lower, if redeemed during the first 12 months after purchase)	$10.61	*
CLASS I
Net Assets	$136,131
Capital shares outstanding	12,835
Net asset value, offering and redemption price per share	$10.61
CLASS Y
Net Assets	$104,480,804
Capital shares outstanding	9,845,394
Net asset value, offering and redemption price per share	$10.61

See accompanying notes to financial statements.

20 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 2017

Investment Income:

Interest income		$8,448,473

Expenses:

Management fees (note 3)	$1,264,175
Distribution and service fees (note 3)	336,374
Transfer and shareholder servicing
agent fees (note 3)	152,062
Trustees’ fees and expenses (note 7)	92,894
Legal fees	76,858
Fund accounting fees	42,102
Registration fees and dues	22,505
Auditing and tax fees	21,900
Shareholders’ reports	20,236
Insurance	10,772
Chief compliance officer services (note 3)	9,146
Custodian fees	7,767
Miscellaneous	38,481
Total expenses	2,095,272

Management fees waived (note 3)	(202,268)
Net expenses		1,893,004
Net investment income		6,555,469

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain (loss) from securities
transactions	242,715
Change in unrealized appreciation on
investments	(7,783,524)
Net realized and unrealized gain (loss) on
investments		(7,540,809)
Net change in net assets resulting from
operations		$(985,340)

See accompanying notes to financial statements.

21 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2017	March 31, 2016

OPERATIONS:
Net investment income	$6,555,469	$6,586,523
Net realized gain (loss) from
securities transactions	242,715	705,921
Change in unrealized appreciation
on investments	(7,783,524)	1,916,904
Change in net assets from
operations	(985,340)	9,209,348

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares:
Net investment income	(3,418,198)	(3,513,312)

Class C Shares:
Net investment income	(235,764)	(288,359)

Class I Shares:
Net investment income	(4,596)	(6,095)

Class Y Shares:
Net investment income	(2,889,262)	(2,772,540)
Change in net assets from
distributions	(6,547,820)	(6,580,306)

CAPITAL SHARE TRANSACTIONS (note 6):
Proceeds from shares sold	40,422,696	34,649,255
Reinvested dividends and
distributions	3,147,707	3,058,596
Cost of shares redeemed	(40,855,467)	(26,365,615)
Change in net assets from
capital share transactions	2,714,936	11,342,236

Change in net assets	(4,818,224)	13,971,278

NET ASSETS:
Beginning of period	248,523,200	234,551,922

End of period*	$243,704,976	$248,523,200

* Includes undistributed net
investment income of:	$23,998	$54,968

See accompanying notes to financial statements.

22 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2017

1. Organization

     Aquila Narragansett Tax-Free Income Fund (the “Fund”), a series of Aquila Municipal Trust and a non-diversified, open-end investment company, was organized on January 22, 1992 as a Massachusetts business trust and commenced operations on September 10, 1992. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. Class I Shares are offered and sold only through financial intermediaries and are not offered directly to retail customers. Class I Shares are sold at net asset value with no sales charge and no redemption fee or CDSC, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares carry a distribution and a service fee. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)	Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

b)	Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

23 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2017

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of March 31, 2017:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices - Short-Term Investment	$2,330,186
Level 2 – Other Significant Observable
Inputs – Municipal Bonds	240,175,834
Level 3 – Significant Unobservable Inputs	—
Total	$242,506,020

*See schedule of investments for a detailed listing of securities.

c)	Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

d)	Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

e)	Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2014 – 2016) or expected to be taken in the Fund’s 2017 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)	Multiple class allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

24 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2017

g)	Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

h)	Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. On March 31, 2017, the Fund decreased accumulated net realized loss on investments by $38,619 and decreased undistributed net investment income by $38,619. These reclassifications had no effect on net assets or net asset value per share.

i)	The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services- Investment Companies”.

3.  Fees and Related Party Transactions

a) Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of the Fund has been delegated to a Sub-Adviser as described below. Under the Advisory and Administration Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager’s services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, fund accounting agent, auditor and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50% on the Fund’s net assets.

     Citizens Investment Advisors, a department of Citizens Bank, N.A. (the “Sub-Adviser”), serves as the Investment Sub-Adviser for the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund’s portfolio. For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.23% on the Fund’s net assets.

25 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2017

     The Manager has contractually undertaken to waive fees and/or reimburse Fund expenses so that total Fund expenses will not exceed 0.84% for Class A Shares, 1.69% for Class C Shares, 0.98% for Class I Shares and 0.69% for Class Y Shares through September 30, 2018. The Manager may not terminate the arrangement without the approval of the Board of Trustees. For the year ended March 31, 2017, the Fund incurred management fees of $1,264,175 of which $202,268 was waived, which included supplemental fee waivers above and beyond the contractual expense cap.

     Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for Chief Compliance Officer related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940.

     Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b) Distribution and Service Fees:

     The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (“the Distributor”), including, but not limited to, any principal underwriter of the Fund with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.15% of the Fund’s average net assets represented by Class A Shares. For the year ended March 31, 2017, distribution fees on Class A Shares amounted to $199,258, of which the Distributor retained $12,834.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C Shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2017, amounted to $102,695. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2017, amounted to $34,232 The total of these payments with respect to Class C Shares amounted to $136,927, of which the Distributor retained $33,807.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class I Shares to Qualified Recipients. Class I payments, under the Plan, may not exceed, for any fiscal year of the Fund a rate (currently 0.10%) set from time to time by the Board of Trustees of not more than 0.25% of the average annual net assets represented by the Class I Shares. In addition, the Fund has a Shareholder Services Plan under which it may pay service fees (currently 0.25%) of not more than 0.25% of the average annual net assets of the Fund represented by Class I Shares. That is, the total payments under both plans will not exceed 0.50% of such net assets. For the year ended March 31, 2017, these payments were made at the average annual rate of 0.35% of such net assets amounting to $663 of which $189 related to the Plan and $474 related to the Shareholder Services Plan.

26 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2017

     Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Fund’s shares are sold primarily through the facilities of these financial intermediaries having offices within Rhode Island, with the bulk of any sales commissions inuring to such financial intermediaries. For the year ended March 31, 2017, total commissions on sales of Class A Shares amounted to $328,529, of which the Distributor received $35,023.

c) Transfer and shareholder servicing fees:

     The Fund occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entity in connection with its respective Fund shareholders so long as the fee is deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform similar ongoing services to existing shareholders.

4. Purchases and Sales of Securities

     During the year ended March 31, 2017, purchases of securities and proceeds from the sales of securities aggregated $37,392,924 and $29,191,710, respectively.

     At March 31, 2017, the aggregate tax cost for all securities was $238,382,146. At March 31, 2017, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $6,511,352 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $2,387,478 for a net unrealized appreciation of $4,123,874.

5. Portfolio Orientation

     Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Rhode Island, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Rhode Island and whatever effects these may have upon Rhode Island issuers’ ability to meet their obligations.

     The Fund is also permitted to invest in U.S. territorial municipal obligations meeting comparable quality standards and providing income which is exempt from both regular Federal and Rhode Island income taxes. The general policy of the Fund is to invest in such securities only when comparable securities of Rhode Island issuers are not available in the market. At March 31, 2017, the Fund had all of its net assets invested in the securities of Rhode Island issuers.

27 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2017

6. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:

	Year Ended		Year Ended
	March 31, 2017		March 31, 2016

	Shares	Amount	Shares	Amount
Class A Shares:
Proceeds from shares sold	1,376,160	$14,926,949	1,715,927	$18,478,923
Reinvested dividends
and distributions	206,724	2,232,889	200,947	2,161,609
Cost of shares redeemed	(1,761,723)	(18,937,696)	(1,319,865)	(14,154,270)
Net change	(178,839)	(1,777,858)	597,009	6,486,262
Class C Shares:
Proceeds from shares sold	288,372	3,148,398	307,844	3,302,093
Reinvested dividends
and distributions	9,534	103,183	14,299	153,694
Cost of shares redeemed	(477,071)	(5,161,866)	(533,097)	(5,721,400)
Net change	(179,165)	(1,910,285)	(210,954)	(2,265,613)
Class I Shares:
Proceeds from shares sold	5	50	—	—
Reinvested dividends
and distributions	425	4,596	567	6,095
Cost of shares redeemed	(8,134)	(87,644)	(1,801)	(19,554)
Net change	(7,704)	(82,998)	(1,234)	(13,459)
Class Y Shares:
Proceeds from shares sold	2,059,092	22,347,299	1,194,410	12,868,239
Reinvested dividends
and distributions	74,678	807,039	68,471	737,198
Cost of shares redeemed	(1,552,694)	(16,668,261)	(601,631)	(6,470,391)
Net change	581,076	6,486,077	661,250	7,135,046
Total transactions in Fund
shares	215,368	$2,714,936	1,046,071	$11,342,236

7. Trustees’ Fees and Expenses

     At the March 31, 2017 year end, there were 8 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended March 31, 2017 was $71,713. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the Independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and the Annual Meeting of Shareholders. For the year ended March 31, 2017, such meeting-related expenses amounted to $21,181.

28 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2017

8. Securities Traded on a When-Issued Basis

     The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

9. Income Tax Information and Distributions

     The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. These distributions are paid in additional shares at the net asset value per share or in cash, at the shareholder’s option.

     The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Rhode Island income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income rates. As a result of the passage of the Regulated Investment Company Act of 2010 (“the Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before capital losses incurred prior to the enactment of the Act.

     At March 31, 2017, the Fund had a capital loss carryover of $1,029,196 which is short-term and has no expiration. This carryover is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. During the fiscal year ended March 31, 2017, the Fund utilized $281,407 of capital loss carry forward.

     The tax character of distributions was as follows:

	Year	Year
	Ended	Ended
	March 31, 2017	March 31, 2016
Net tax-exempt income	$6,539,793	$6,580,306
Ordinary Income	8,027	----
	$6,547,820	$6,580,306

29 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2017

     As of March 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$223,490
Accumulated net realized loss	(1,029,196)
Unrealized appreciation	4,123,874
Other temporary differences	(204,986)
$3,113,182

     The difference between book basis and tax basis unrealized appreciation and undistributed income is due to the timing difference, and other temporary differences, in recognizing dividends paid, market amortization, and the deduction of distributions payable.

10. Subsequent Event

     Effective April 3, 2017, the Fund registered Class F Shares and Class T Shares. As of the date of this report, there were no Class F Shares or Class T Shares outstanding.

30 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended March 31,					Nine Months		Year
	2017	2016	2015	2014		Ended 3/31/13†		Ended 6/30/12

Net asset value, beginning of period	$10.92	$10.81	$10.48	$10.79		$10.78		$10.51
Income (loss) from investment operations:
Net investment income(1)	0 28	0 30	0 33	0 35		0.26		0.37
Net gain (loss) on securities (both
realized and unrealized)	(0.31)	0.11	0.33	(0.31)		0.02		0.27
Total from investment operations	(0.03)	0.41	0.66	0.04		0.28		0.64
Less distributions (note 9):
Dividends from net investment income	(0.28)	(0.30)	(0.33)	(0.35)		(0.27)		(0.37)
Distributions from capital gains	—	—	—	—		—		—
Total distributions	(0.28)	(0.30)	(0.33)	(0.35)		(0.27)		(0.37)
Net asset value, end of period	$10.61	$10.92	$10.81	$10.48		$10.79		$10.78
Total return (not reflecting sales charge)	(0.30)%	3.85%	6.35%	0.42%		2.53	%(2)	6.15%
Ratios/supplemental data
Net assets, end of period (in millions)	$127	$133	$125	$119		$143		$146
Ratio of expenses to average net assets	0.77%	0.77%	0.76%	0.79	%(4)	0.77	%(3)	0.71%
Ratio of net investment income to
average net assets	2.58%	2.78%	3.07%	3.34	%(4)	3.22	%(3)	3.45%
Portfolio turnover rate	12%	19%	8%	15%		8	%(2)	11%

Expense and net investment income ratios without the effect of the contractual expense cap and additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	0.85%	0.85%	0.88%	0.92	%(4)	0.90	%(3)	0.87%
Ratio of net investment income to
average net assets	2.50%	2.70%	2.95%	3.21	%(4)	3.09	%(3)	3.29%

____________________

(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 0.88% and 3.25%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

See accompanying notes to financial statements.

31 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year Ended March 31,					Nine Months		Year
	2017	2016	2015	2014		Ended 3/31/13†		Ended 6/30/12

Net asset value, beginning of period	$10.92	$10.81	$10.48	$10.79		$10.78		$10.51
Income (loss) from investment operations:
Net investment income(1)	0 19	0 21	0 24	0.26		0.19		0.28
Net gain (loss) on securities (both
realized and unrealized)	(0.31)	0.11	0.33	(0.31)		0.02		0.27
Total from investment operations	(0.12)	0.32	0.57	(0.05)		0.21		0.55
Less distributions (note 9):
Dividends from net investment income	(0.19)	(0.21)	(0.24)	(0.26)		(0.20)		(0.28)
Distributions from capital gains	—	—	—	—		—		—
Total distributions	(0.19)	(0.21)	(0.24)	(0.26)		(0.20)		(0.28)
Net asset value, end of period	$10.61	$10.92	$10.81	$10.48		$10.79		$10.78
Total return (not reflecting sales charge)	(1.14)%	2.97%	5.45%	(0.43)%		1.88	%(2)	5.25%
Ratios/supplemental data
Net assets, end of period (in millions)	$12	$14	$16	$16		$22		$21
Ratio of expenses to average net assets	1.61%	1.62%	1.61%	1.64	%(4)	1.62	%(3)	1.57%
Ratio of net investment income to
average net assets	1.72%	1.93%	2.22%	2.49	%(4)	2.37	%(3)	2.60%
Portfolio turnover rate	12%	19%	8%	15%		8	%(2)	11%

Expense and net investment income ratios without the effect of the contractual expense cap and additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	1.69%	1.70%	1.73%	1.77	%(4)	1.75	%(3)	1.72%
Ratio of net investment income to
average net assets	1.64%	1.85%	2.10%	2.36	%(4)	2.24	%(3)	2.45%

____________________

(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 1.73% and 2.40%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

See accompanying notes to financial statements.

32 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class I
	Year Ended March 31,					Nine Months		Year
	2017	2016	2015	2014		Ended 3/31/13†		Ended 6/30/12

Net asset value, beginning of period	$10.92	$10.80	$10.47	$10.79		$10.78		$10.51
Income (loss) from investment operations:
Net investment income(1)	0.26	0.28	0.31	0.33		0.25		0.35
Net gain (loss) on securities (both
realized and unrealized)	(0.31)	0.12	0.33	(0.32)		0.01		0.27
Total from investment operations	(0.05)	0.40	0.64	0.01		0.26		0.62
Less distributions (note 9):
Dividends from net investment income	(0.26)	(0.28)	(0.31)	(0.33)		(0.25)		(0.35)
Distributions from capital gains	—	—	—	—		—		—
Total distributions	(0.26)	(0.28)	(0.31)	(0.33)		(0.25)		(0.35)
Net asset value, end of period	$10.61	$10.92	$10.80	$10.47		$10.79		$10.78
Total return	(0.45)%	3.80%	6.20%	0.17%		2.41	%(2)	5.99%
Ratios/supplemental data
Net assets, end of period (in millions)	$0.1	$0.2	$0.2	$0.3		$0.3		$0.3
Ratio of expenses to average net assets	0.90%	0.92%	0.90%	0.94	%(4)	0.93	%(3)	0.87%
Ratio of net investment income to
average net assets	2.43%	2.63%	2.93%	3.18	%(4)	3.07	%(3)	3.29%
Portfolio turnover rate	12%	19%	8%	15%		8	%(2)	11%

Expense and net investment income ratios without the effect of the contractual expense cap and additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	0.98%	1.00%	1.02%	1.07	%(4)	1.06	%(3)	1.02%
Ratio of net investment income to
average net assets	2.35%	2.55%	2.81%	3.05	%(4)	2.94	%(3)	3.14%
____________________

(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 1.03% and 3.09%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

See accompanying notes to financial statements.

33 | Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

FINANCIAL ENDED HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year Ended March 31,					Nine Months		Year
	2017	2016	2015	2014		Ended 3/31/13†		Ended 6/30/12
Net asset value, beginning of period	$10.92	$10.81	$10.48	$10.79		$10.78		$10.51
Income (loss) from investment operations:
Net investment income(1)	0 30	0 31	0 34	0.36		0.28		0.38
Net gain (loss) on securities (both
realized and unrealized)	(0.31)	0.11	0.33	(0.31)		—		0.27
Total from investment operations	(0.01)	0.42	0.67	0.05		0.28		0.65
Less distributions (note 9):
Dividends from net investment income	(0.30)	(0.31)	(0.34)	(0.36)		(0.27)		(0.38)
Distributions from capital gains	—	—	—	—		—		—
Total distributions	(0.30)	(0.31)	(0.34)	(0.36)		(0.27)		(0.38)
Net asset value, end of period	$10.61	$10.92	$10.81	$10.48		$10.79		$10.78
Total return	(0.15)%	4.01%	6.51%	0.56%		2.65	%(2)	6.31%
Ratios/supplemental data
Net assets, end of period (in millions)	$104	$101	$93	$86		$93		$82
Ratio of expenses to average net assets	0.62%	0.62%	0.61%	0.64	%(4)	0.62	%(3)	0.57%
Ratio of net investment income to
average net assets	2.73%	2.92%	3.22%	3.48	%(4)	3.37	%(3)	3.59%
Portfolio turnover rate	12%	19%	8%	15%		8	%(2)	11%

Expense and net investment income ratios without the effect of the contractual expense cap and additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	0.70%	0.70%	0.73%	0.77	%(4)	0.75	%(3)	0.72%
Ratio of net investment income to
average net assets	2.65%	2.84%	3.10%	3.35	%(4)	3.24	%(3)	3.43%

____________________

(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 0.73% and 3.39%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

See accompanying notes to financial statements.

34 | Aquila Narragansett Tax-Free Income Fund

Additional Information (unaudited)

Trustees(1)
and Officers			Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Fund and	Principal	Complex(4)	Other Directorships
Address(2)	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Interested Trustee (5)

Diana P. Herrmann New York, NY (1958)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998	Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary, 1986 - 2016, and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.	11	Director (for various periods since 2006)and Member of the Executive Committee (since 2016) of ICI Mutual Insurance Company, a Risk Retention Group; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Non-Interested Trustees

Thomas A. Christopher Danville, KY (1947)	Chair of the Board of Aquila Municipal Trust since 2017; Trustee since 2009	Senior partner of Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since 1977; Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Global Outreach International, since 2011; member of the Kentucky Primary Care Technical Advisory Committee, since 2017; Director, Sunrise Children’s Services Inc., 2010-2013; currently or formerly active with various professional and community organizations.	5	None

35 | Aquila Narragansett Tax-Free Income Fund

Additional Information (unaudited)

Trustees(1)
and Officers			Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Fund and	Principal	Complex(4)	Other Directorships
Address(2)	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Ernest Calderón Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Partner, Frazer Ryan Goldberg & Arnold, LLP since October 2016; Lowis & Gellen 2015-2016; Ridenour Hienton, 2012-2015; Calderón Law Offices, 2004-2012; Jennings, Strouss & Salmon, PLC, 1992-2004; Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute.	5	None

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009	Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Commissioner, Utah State Securities Commission, 2013–present; Dean, Marriott School of Management, 2008-2013; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor’s Tax Review Committee, 1993-2009.	8	International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, “The Future of the Suburban City” Island Press, 2016.	7	None

36 | Aquila Narragansett Tax-Free Income Fund

Additional Information (unaudited)

Trustees(1)
and Officers			Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Fund and	Principal	Complex(4)	Other Directorships
Address(2)	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Glenn P. O’Flaherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	8	Formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

James R. Ramsey Louisville, KY (1948)	Trustee of Aquila Municipal Trust since 2013	President, University of Louisville, 2002-2016; Professor of Economics, University of Louisville, 1999-2016; Kentucky Governor’s Senior Policy Advisor and State Budget Director, 1999-2002; Vice Chancellor for Finance and Administration, the University of North Carolina at Chapel Hill, 1998 to 1999; previously Vice President for Finance and Administration at Western Kentucky University, State Budget Director for the Commonwealth of Kentucky, Chief State Economist and Executive Director for the Office of Financial Management and Economic Analysis for the Commonwealth of Kentucky, Adjunct Professor at the University of Kentucky, Associate Professor at Loyola University-New Orleans and Assistant Professor at Middle Tennessee State University.	5	Community Bank and Trust, Pikeville, KY and Texas Roadhouse Inc.

Laureen L. White North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004.	5	None

37 | Aquila Narragansett Tax-Free Income Fund

(1) The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1000 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

(2) The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(3) Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.

(4) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(5) Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a Manager of the Distributor.

(6) The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

38 | Aquila Narragansett Tax-Free Income Fund

Positions
Held with
Name,	Trust and
Address	Length of
and Year of Birth(1)	Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Charles E. Childs, III New York, NY (1957)	Executive Vice President of Aquila Municipal Trust since 2003 and Secretary since 2011	Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Chief Operating Officer of the Manager and the Manager’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012; Manager of the Distributor since 2012.

Marie E. Aro New York, NY (1955)	Senior Vice President of Aquila Municipal Trust since 2010	Co-President, Aquila Distributors LLC since 2010, Vice President, 1993-1997; Senior Vice President, Aquila Municipal Trust (since 2013), Aquila Funds Trust (since 2013), Aquila Tax-Free Trust of Arizona (since 2010 and Vice President, 2004-2010), Aquila Three Peaks High Income Fund (since 2006), Hawaiian Tax-Free Trust and Aquila Tax-Free Trust of Oregon (since 2010), Aquila Three Peaks Opportunity Growth Fund (2004-2013) and Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund, Aquila Tax-Free Fund For Utah, and Aquila Tax-Free Fund of Colorado (2010-2013); Vice President, INVESCO Funds Group, 1998-2003.

Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013	Vice President of the Distributor since 1995; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013 and Aquila Funds Trust since 2013.

Todd W. Curtis Phoenix, AZ (1949)	Senior Vice President of Aquila Municipal Trust since 2004 and Portfolio Manager of Aquila Tax-Free Trust of Arizona (since 1986), Aquila Churchill Tax-Free Fund of Kentucky (since 2009) and Aquila Tax-Free Fund For Utah (since 2009)	Senior Vice President since 2004 and Portfolio Manager since 1986, Aquila Tax-Free Trust of Arizona; Vice President and portfolio manager, co-portfolio manager, or back-up portfolio manager of Aquila Churchill Tax-Free Fund of Kentucky since 2004; Vice President and portfolio manager or co-portfolio manager of Aquila Tax-Free Fund For Utah since 2009; Vice President and Portfolio Manager, Banc One Investment Advisors, Inc. and its predecessors, 1981-2004.

39 | Aquila Narragansett Tax-Free Income Fund

Positions
Held with
Name,	Trust and
Address	Length of
and Year of Birth(1)	Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Paul G. O’Brien New York, NY (1959)	Senior Vice President of Aquila Municipal Trust since 2010	Co-President, Aquila Distributors LLC since 2010, Managing Director, 2009-2010; Senior Vice President of various funds in the Aquila Group of Funds since 2010 and all funds since 2013; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Craig T. DiRuzzo Denver, CO (1976)	Vice President of Aquila Municipal Trust since 2013	Vice President, Aquila Municipal Trust, and Regional Sales Manager of the Distributor, since 2013; Regional Vice President, B I C Group, LLC, Denver, CO, 2012; Vice President, Wellesley Investment Advisors, Denver, CO, 2011-2012; Mutual Funds Sales Director, UBS Global Asset Management, Denver, CO, 2004-2010, Internal Investment Consultant, 2002-2004.

Royden P. Durham Louisville, KY (1951)	Vice President of Aquila Municipal Trust since 2013; Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011), Aquila Tax-Free Trust of Arizona (since 2017) and Aquila Tax-Free Fund For Utah (since 2017)	Vice President and portfolio manager or co-portfolio manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011); Vice President and portfolio manager of Aquila Tax-Free Trust of Arizona (since 2017) and Aquila Tax-Free Fund For Utah (since 2017); President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

Brandon M. Moody Crestwood, KY (1984)	Vice President of Aquila Municipal Trust since 2014	Vice President, Aquila Churchill Tax-Free Fund of Kentucky since 2014; Territory Manager, Jefferson National, 2010 - 2014; Licensed Financial Sales Consultant, PNC Investments, 2009-2010.

Nirmal Rijhwani Scottsdale, AZ (1978)	Vice President of Aquila Municipal Trust since 2016	Vice President, Aquila Tax-Free Trust of Arizona since December 2016; Regional Sales Manager, Aquila Distributors LLC since 2014; Regional Director - External Wholesaler, James Alpha Management, LLC,2012-2013; Regional Vice President – External Wholesaler, BIC Group, LLC. 2011-2012.

40 | Aquila Narragansett Tax-Free Income Fund

Positions
Held with
Name,	Trust and
Address	Length of
and Year of Birth(1)	Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

James T. Thompson Bountiful, Utah (1955)	Vice President of Aquila Municipal Trust since 2009; Portfolio Manager of Aquila Tax-Free Fund For Utah (since 2009), Aquila Tax-Free Trust of Arizona (since 2017) and Aquila Churchill Tax-Free Fund of Kentucky (since 2017)	Vice President and portfolio manager or co-portfolio manager of Aquila Tax-Free Fund For Utah, since 2009; Vice President or Assistant Vice President and portfolio manager or backup portfolio manager of Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky since 2009; Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

M. Kayleen Willis Salt Lake City, UT (1963)	Vice President of Aquila Municipal Trust since 2013	Vice President, Aquila Tax-Free Fund For Utah since 2003, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

Amy L. Rydalch Oakley, UT (1970)	Assistant Vice President of Aquila Municipal Trust since 2013	Assistant Vice President, Aquila Tax-Free Fund For Utah since 2010, independent credit analyst, 2001-2009, for Aquila Tax-Free Fund For Utah.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012	Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

41 | Aquila Narragansett Tax-Free Income Fund

Positions
Held with
Name,	Trust and
Address	Length of
and Year of Birth(1)	Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010	Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007; Investment Accountant, TIAA-CREF, 2007; Senior Fund Accountant, JP Morgan Chase, 2003-2006.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal since 2000	Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

____________________

(1) The mailing address of each officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(2) The term of office of each officer is one year.

(3) The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1000 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

42 | Aquila Narragansett Tax-Free Income Fund

Analysis of Expenses (unaudited)

     As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs, including management fees; distribution (“12b-1”) and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The table below is based on an investment of $1,000 invested on October 1, 2016 and held for the six months ended March 31, 2017.

Actual Expenses

     This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Six months ended March 31, 2017

	Actual
	Total Return	Beginning	Ending	Expenses
	Without	Account	Account	Paid During
	Sales Charges(1)	Value	Value	the Period(2)
Class A	(2.20)%	$1,000.00	$978.00	$3.70
Class C	(2.61)%	$1,000.00	$973.90	$7.82
Class I	(2.26)%	$1,000.00	$977.40	$4.39
Class Y	(2.12)%	$1,000.00	$978.80	$3.01

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class C shares. Total return is not annualized; as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio of 0.75%, 1.59%, 0.89% and 0.61% for the Fund’s Class A, C, I and Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

43 | Aquila Narragansett Tax-Free Income Fund

Analysis of Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

     Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs with respect to Class A shares. The example does not reflect the deduction of CDSC with respect to Class C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

Six months ended March 31, 2017

	Hypothetical
	Annualized	Beginning	Ending	Expenses
	Total	Account	Account	Paid During
	Return	Value	Value	the Period(1)
Class A	5.00%	$1,000.00	$1,021.19	$3.78
Class C	5.00%	$1,000.00	$1,017.00	$8.00
Class I	5.00%	$1,000.00	$1,020.49	$4.48
Class Y	5.00%	$1,000.00	$1,021.89	$3.07

(1)	Expenses are equal to the annualized expense ratio of 0.75%, 1.59%, 0.89% and 0.61% for the Trust’s Class A, C, I and Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

44 | Aquila Narragansett Tax-Free Income Fund

Information Available (unaudited)

     Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Fund’s entire list of portfolio securities twice a year in the semi-annual and annual reports you receive. Additionally, under Fund policies, the Manager publicly discloses the complete schedule of the Fund’s portfolio holdings, as of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of the Fund’s portfolio holdings schedule for the most recently completed period by visiting the Fund’s website at www.aquilafunds.com. Whenever you wish to see a listing of your Fund’s portfolio other than in your shareholder reports, please check our website at www.aquilafunds.com or call us at 1-800-437-1000.

     The Fund additionally files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

     During the 12 month period ended June 30, 2016, the Fund did not vote any proxies. Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

     This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

     For the fiscal year ended March 31, 2017, $6,539,793 of dividends paid by Aquila Narragansett Tax-Free Income Fund, constituting 99.9% of total dividends paid, were exempt-interest dividends; and the balance was ordinary income.

     Prior to February 15, 2018, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2017 calendar year.

45 | Aquila Narragansett Tax-Free Income Fund

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Founders

    Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Investment Sub-Adviser

    CITIZENS INVESTMENT ADVISORS,

A DEPARTMENT OF CITIZENS BANK, N. A.

One Citizens Plaza

Providence, Rhode Island 02903

Board of Trustees
Thomas A. Christopher, Chair
Diana P. Herrmann, Vice Chair
Ernest Calderón
Gary C. Cornia
Grady Gammage, Jr.
Glenn P. O’Flaherty
James R. Ramsey
Laureen L. White

Officers

     Diana P. Herrmann, President

Charles E. Childs, III, Executive Vice President

and Secretary

Marie E. Aro, Senior Vice President

Stephen J. Caridi, Senior Vice President

Paul G. O’Brien, Senior Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer

and Treasurer

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

     4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

225 Liberty Street

New York, New York 10286

Independent Registered Public Accounting Firm

TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Further information is contained in the Prospectus, which must precede or accompany this report.

Annual Report March 31, 2017

Aquila Tax-Free Fund of Colorado “Municipal Bonds In The News” Serving Colorado investors since 1987

May, 2017

Dear Fellow Shareholder:

     With the desperate need for investment in our nation’s infrastructure, it’s worthy to note that the new administration is considering, among other things, tax reform and infrastructure financing.

     You may recall in our 2016 Annual Report letter, we spoke about the American Society of Civil Engineers (“ASCE”) which every 4 years publishes a comprehensive assessment of our nation’s major infrastructure. The ASCE’s recently released 2017 report graded our overall infrastructure as a D+. This is the same grade as the 2013 report and a slight improvement over the 2009 overall grade of D which is defined as “Poor: At risk, with many elements approaching the end of their service life”.

     The Securities Industry Financial Markets Association (“SIFMA”) commented on the ASCE findings saying that the report “clearly shows the desperate need for a strong commitment to infrastructure investment.” SIFMA went on to say that it “strongly advocates that the tax-exemption for municipal bond interest remain intact so that it may continue to help America’s cities and states boost their local economies through the construction of new projects such as roads, hospitals, and schools.”

     A pro-active bi-partisan letter was recently sent to the House Ways and Means Committee. The letter, signed by 156 Congressmen, urges leadership to continue to recognize the vital role of tax-exempt municipal bonds. It specifically stresses the fact that municipal bonds provide an efficient means of financing economic growth that benefits all Americans.

     The letter notes that tax exemption is a “potent tool” because it reduces the costs to finance vital projects that touch us all. It goes on to say that voters “throughout the country overwhelmingly support tax-exempt municipal bonds” and “millions of Americans depend on municipal bonds for their economic security and invest in them because of their historically low-risk nature.”

     Municipal bonds have, in fact, experienced a far lower average default rate over the long term than corporate bonds. And, while you have likely heard that a few municipalities experienced problems in recent years, it is important to take a step back and look at the big picture.

     You may be aware that organizations such as Moody’s, S&P and Fitch register with the Securities and Exchange Commission (“SEC”) as Nationally Recognized Statistical Rating Organizations (“NRSROS”), subject to the SEC’s oversight and examination authority. Each of the NRSROs use a wide variety of financial analysis and modeling techniques to evaluate municipal issuers’ financial data and collateral, and consider such other factors they believe to be pertinent. Ultimately, the NRSRO ratings reflect their professional assessment of an issuer’s ability not only to pay interest as well as a bond’s face value at maturity, but also reflect the likelihood of financial recovery in the event of default. This process continues through routine ongoing reviews. And, in the interim, any major events or news announcements that affect an issuer’s debt may cause rating agencies to reassess, and possibly revise, their opinions. Similar reviews may also be conducted across an entire sector, such as hospitals or schools.

NOT A PART OF THE ANNUAL REPORT

     To gain a perspective into the historical low risk nature of municipal bonds, we believe it is useful to look at some data from Moody’s, the oldest bond rating agency, which began rating municipal bonds nearly 100 years ago in 1918. While the number of municipal obligations rated by Moody’s has grown substantially, from just over 3,300 issuers in 1970 to about 15,000 in 2015, only 99 issuers rated by Moody’s defaulted during those 45 years. Nearly all municipal issuers rated by Moody’s have ratings that are of investment grade quality. Moreover, 93% of the issuers are rated A or higher, as compared to only 25% of global corporate bond issuers.

     While this is good news, we are sensitive to the fact that past performance is not indicative of future results. That’s where we believe the expertise of your locally based investment team adds value.

     Our goal is to provide extra scrutiny of the individual securities in which your fund invests, bearing in mind first and foremost that your fund’s investment objective is to provide as high a level of tax-free income as is consistent with preservation of capital.

     We are very proud of the fact that Aquila Tax-Tree Fund of Colorado has, in our view, not only met this objective, but that your fund has also served thousands of residents very well over the years through its support of Colorado’s vital local infrastructure projects.

Sincerely,

Diana P. Herrmann, Vice Chair and President

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Tax-Free Fund of Colorado ANNUAL REPORT Management Discussion Serving Colorado investors since 1987

Fund Performance

     The total return for Aquila Tax-Free Fund of Colorado (the “Fund”) Class A Share based on net asset value (“NAV”) was -0.44% for the year ended March 31, 2017. The Bloomberg Barclays Quality Intermediate Municipal Bond Index (the “Index”) returned 0.125% for the same period. The Fund performed very close to the Index returns for most sectors and maturity ranges. The Fund’s overweighting in the 8-10 year maturity range was the primary factor in the slight underperformance versus the Index. The sharp rise in interest rates post-election was very specific to this area of the yield curve. Interestingly, the Fund’s overweight position in the 10-12 year maturity range contributed to favorable performance versus the Index. As a part of our overall portfolio strategy we have purposely maintained a heightened exposure to pre-refunded bonds as a source for liquidity and current yield. This overweighting also contributed to favorable performance versus the Index.

Municipal Market

     2016 started out as a quiet year with low issuance, strong demand and tax-exempt interest rates that slowly drifted lower as the year progressed. However, on June 23rd investors faced uncertainty during the United Kingdom’s referendum vote to leave the European Union, also referred to as “Brexit.” Following the vote, the municipal bond market experienced a flight-to-quality as investors flocked to the relative security of high-grade municipal bonds, pushing yields to the lowest levels seen in recent history, as demand far outstripped supply. Then, in November, the municipal bond market was surprised by the election results which lead to a spike in 10-year municipal rates as the short-term outlook became less certain. However, over the course of 2017 to date, the market has had time to adjust and recalibrate expectations.

     To date, 2017 has proven to be far less eventful for the municipal bond market than 2016. Post-election uncertainty has cast a large shadow across the market as investors remain uncertain regarding the potential for American Health Care Act (“AHCA”) repeal, tax reform, the tax-exemption of municipal bond interest, and the federal role in future infrastructure investment. Immediately following the election, there was widespread optimism regarding the potential for single political party leadership to effect change. However, the outlook has become more uncertain after the House of Representatives chose not to vote on the AHCA. Although the outlook remains uncertain for inflation, we continue to think the longer-term trajectory for core inflation is upward due to a tight labor market.

U.S. Economy

     U.S. economic data remains steady, showing continued signs of growth and improvement. The labor market remains strong with job growth outpacing population gains. Furthermore, wage growth continues to accelerate and is now approaching 3 percent annually, which is the strongest level seen since the Great Recession. Most importantly, national economists are not yet pointing to any clear imbalances or bubbles in the economy. However, given the administrative changes with last year’s election, great uncertainty remains regarding specific federal policies such as taxation and healthcare. There is continued optimism, nevertheless, that many of the new policies suggest expansion due to tax cuts (both corporate and personal), loosening of regulations, and increased infrastructure spending.

1 | Aquila Tax-Free Fund of Colorado

MANAGEMENT DISCUSSION (continued)

     It came as no surprise that the U.S. Federal Reserve (the “Fed”) raised interest rates by 25 basis points (0.25%) in December. The move came amid a pick-up in economic activity in the latter half of 2016. This was the second rate increase in a decade -- the first rate hike occurred in December 2015. The Fed action, along with the surprise election results, pushed the 10-year U.S. Treasury up nearly 80 basis points; it reached a high of 2.60% on December 15th from 1.78% on the day before the election. More recently, the Fed raised rates in March, 2017, again increasing the benchmark interest rate by a quarter point (0.25%). Although this move was well-telegraphed and largely priced into the market, it was met with lower government bond yields while major stock market indexes moved higher due to relief over the Fed’s measured outlook.

     Rates are not just rising in the U.S., but internationally as well. In overseas markets there is a stock-pile of over $3 trillion of negative-yielding government bonds which have turned positive in recent months. The consensus is that this trend is likely to continue as economic prospects and shifts in monetary policy continue to become more optimistic in Europe and Japan. As a result, U.S. Treasury bonds are becoming less attractive to foreign owners, who presently hold approximately 43% of the $13.9 U.S. Treasury market; a fact which may prove to be problematic as the Fed seeks to unwind its debt holdings.

Colorado Economy

     Colorado’s economic growth has continued to improve over this past year. Gross Domestic Product (“GDP”) increased to 5.1% in the third-quarter of 2016, the fourth-highest growth rate in the nation. The two-year downturn in the oil and gas industry has slowed as rising oil prices increased the number of drilling rigs from 17 in March 2016 to 28 in March 2017. Employment growth remains positive in the Denver metropolitan area, but rural areas have shown weakness in job growth during 2017. Nevertheless, Colorado has the lowest unemployment numbers in the country and is currently at the lowest level for the State since 1976. Construction, natural resources, leisure and hospitality, education, and health services sectors are expected to lead Colorado in employment growth through 2017.

     According to the Colorado Legislative Council, Colorado’s March 2017 revenue forecast for general fund revenues is $10.45 billion, up 4.8% from fiscal year 2016. Colorado general fund revenue growth is expected to increase 5.9% in fiscal year 2018 from continued economic expansion and income tax collections. Higher consumer spending, moderate wage growth, strong capital gains earnings, and an increase in energy industry activity are expected to increase state revenues.

     In March 2017, the state-wide median price for single-family homes rose to $353,000; an increase of 10% over March 2016. According to data released by S&P/Case-Shiller, Denver was third in the nation for home price growth in 2016. Price appreciation has been largely attributed to limited housing supply and strong population growth.

2 | Aquila Tax-Free Fund of Colorado

MANAGEMENT DISCUSSION (continued)

     Municipal bond issuance in Colorado increased by 61.3% from 2015 to 2016. The increase was attributed to the record $3.2 billion in general obligation bonds that were approved across the State in the November 2016 election. Notable issues from the past year in which the Fund participated include the $467 million Denver Public Schools General Obligation Bonds, the $437 million City of Aurora Water Refunding Revenue Bonds and the $188 million University of Colorado Refunding Revenue Bonds.

     We continue to have concerns regarding the funding level of Colorado’s Public Employees Retirement Association (“PERA”), which is currently 62.1%. PERA is lowering the assumed rate of return to 7.25% and increasing local government contribution rates. PERA is taking these steps with the goal of eliminating all unfunded liabilities and achieving full funding of its various divisions. We remain concerned about PERA’s relatively low funding levels, and as a result, we strive to ensure that our credit research includes a review of each issuer’s local pension exposure. However, unlike many states, the State of Colorado does not have outstanding general obligation bonds that could potentially conflict with pension funding.

Outlook and Strategy

     The Fund’s portfolio characteristics have become more defensive over the past year with the weighted average maturity declining to 7.19 years. Credit quality has remained very high with over 86% of the portfolio rated AA or higher. Tight supply and declining interest rates early in the year pushed down interest rates on longer-maturity, lower-quality bonds as investors stretched for yield. The November election results startled the fixed income markets and led to a brief, sharp rise in interest rates. As noted above, the Fed raised the Fed funds rate 25 basis points (0.25%) in both December and March, as was widely anticipated. The March 2017 increase was met with a muted market reaction and longer-term interest rates actually declined slightly. We believe that our defensive strategy should weather the rapidly changing interest rate environment well. While it is possible the Fed will raise short term interest rates 2 or 3 more times this year, it should not be a major disruption as evidenced by the market’s reaction to the March increase. We expect a slight upward bias in interest rates driven by Federal Reserve activities for the remainder of 2017. This may allow us to take advantage of higher yields by replacing some securities that we purchased during the very low interest rate environment of the past 3 years.

     The Fund currently benefits from legacy holdings purchased in higher interest rate environments that have been pre-refunded. These high-quality liquid securities provide an attractive current yield and low price volatility for our shareholders and provide the flexibility for the Fund to reinvest in higher yielding bonds, should interest rates rise. We intend to continue our defensive investment strategy by striving to maintain an intermediate average portfolio maturity, emphasizing investment-grade credit quality, and a balanced exposure to callable bonds. Furthermore, we intend to continue to perform in-depth credit research on all portfolio holdings, as we believe such research is critical during the current rapidly changing economic environment.

3 | Aquila Tax-Free Fund of Colorado

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term securities. Conversely, when interest rates fall, the value of your investment may rise. Interest rates in the U.S. recently have been historically low , so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

If interest rates fall, an issuer may exercise its right to prepay its securities, and the Fund could be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

4 | Aquila Tax-Free Fund of Colorado

PERFORMANCE REPORT

     The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Tax-Free Fund of Colorado for the 10-year period ended March 31, 2017 as compared with the Bloomberg Barclays Quality Intermediate Municipal Bond Index (the “Bloomberg Barclays Quality Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Bloomberg Barclays Quality Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

	Average Annual Total Return
	for periods ended March 31, 2017
				Since
Class and Inception Date	1 Year	5 Years	10 Years	Inception
Class A since 5/21/87
With Maximum Sales Charge	(4.41)%	1.85%	3.28%	4.92%
Without Sales Charge	(0.44)	2.67	3.70	5.07
Class C since 4/30/96
With CDSC*	(2.28)	1.71	2.73	3.15
Without CDSC	(1.29)	1.71	2.73	3.15
Class Y since 4/30/96
No Sales Charge	(0.38)	2.72	3.75	4.29
Bloomberg Barclays Quality Index	0.13	2.45	4.01	5.29	(Class A)
				4.54	(Class C & Y)

Total return figures shown for the Fund reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes. Past performance is not predictive of future investment results.

* CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

5 | Aquila Tax-Free Fund of Colorado

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Municipal Trust and the

Shareholders of Aquila Tax-Free Fund of Colorado:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Aquila Tax-Free Fund of Colorado as of March 31, 2017 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, the three month period ended March 31, 2013 and the year in the period ended December 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aquila Tax-Free Fund of Colorado as of March 31, 2017, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 25, 2017

6 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (26.8%)	(unaudited)	Value

	Hospital (0.7%)
	Rangely, Colorado Hospital District
	Refunding
$2,000,000	5.500%, 11/01/22	Baa1/NR/NR	$2,268,780

	Metropolitan District (2.6%)
	Denver, Colorado Urban Renewal
	Authority, Tax Increment Revenue,
	Stapleton Senior Series A-1
2,600,000	5.000%, 12/01/25	NR/NR/AA-	2,940,730
	Denver, Colorado Urban Renewal
	Authority, Tax Increment Revenue,
	Stapleton Senior Series B-1
1,000,000	5.000%, 12/01/25	Aa3/NR/NR	1,202,090
	Meridian Metropolitan District,
	Colorado Refunding Series A
1,645,000	4.500%, 12/01/23	NR/A-/A	1,815,340
	Poudre Tech Metropolitan District,
	Colorado Unlimited Property Tax
	Supported Revenue Refunding &
	Improvement, Series B
1,990,000	5.000%, 12/01/28 AGMC Insured	NR/AA/NR	2,175,826
	Total Metropolitan District		8,133,986

	School Districts (23.0%)
	Adams 12 Five Star Schools, Colorado
3,000,000	5.000%, 12/15/25	Aa2/AA-/NR	3,603,270
1,000,000	5.000%, 12/15/25	Aa2/AA-/NR	1,207,260
1,000,000	5.000%, 12/15/29	Aa2/AA-/NR	1,195,930
	Adams County, Colorado School
	District #50
1,000,000	4.000%, 12/01/23	Aa2/AA-/NR	1,120,640
3,000,000	4.000%, 12/01/24	Aa2/AA-/NR	3,344,790
	Adams & Arapahoe Counties, Colorado
	Joint School District #28J
1,000,000	5.000%, 12/01/30	Aa2/NR/AA	1,191,500
	Adams & Weld Counties, Colorado
	School District #27J
1,030,000	5.000%, 12/01/22	Aa2/AA-/NR	1,206,460
2,000,000	5.000%, 12/01/24	Aa2/AA-/NR	2,326,260
1,000,000	5.000%, 12/01/25	Aa2/AA-/NR	1,195,480

7 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value

	School Districts (continued)
	Adams & Weld Counties, Colorado
	School District #27J (continued)
$1,060,000	5.000%, 12/01/28	Aa2/AA-/NR	$1,264,167
3,895,000	5.000%, 12/01/29	Aa2/AA-/NR	4,601,981
	Arapahoe County, Colorado School
	District #001 Englewood
1,465,000	5.000%, 12/01/27	Aa2/NR/NR	1,750,939
	Arapahoe County, Colorado School
	District #006 Littleton
1,000,000	5.000%, 12/01/27	Aa1/NR/NR	1,207,970
	Boulder Larimer & Weld Counties,
	Colorado
2,000,000	5.000%, 12/15/27	Aa2/AA/NR	2,409,280
	Boulder Larimer & Weld Counties,
	Colorado Series A
2,000,000	5.000%, 12/15/24	Aa2/AA/NR	2,417,940
	Boulder Larimer & Weld Counties
	Colorado Series C
2,000,000	5.000%, 12/15/28	Aa2/AA/NR	2,426,100
	Denver, Colorado City & County
	School District No. 1
3,000,000	4.000%, 12/01/26	Aa2/AA/AA+	3,236,250
2,000,000	4.000%, 12/01/27	Aa2/AA/AA+	2,207,560
2,000,000	5.000%, 12/01/29	Aa2/AA/AA+	2,392,380
	Denver, Colorado City & County
	School District No. 1 Series B
2,000,000	5.000%, 12/01/25	Aa2/AA/AA+	2,390,960
4,000,000	5.000%, 12/01/27	Aa2/AA/AA+	4,747,840
	Eagle County School District, Colorado,
	Eagle, Garfield & Routt School
	District #50J
1,170,000	5.000%, 12/01/25	Aa2/AA-/NR	1,366,244
1,000,000	5.000%, 12/01/29	Aa2/AA-/NR	1,190,560
	El Paso County, Colorado School
	District #20 Refunding
1,945,000	4.375%, 12/15/23	Aa2/NR/NR	2,175,949
1,000,000	5.000%, 12/15/29	Aa2/NR/NR	1,197,820

8 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value

	School Districts (continued)
	Garfield, Pitkin, & Eagle Counties,
	Colorado School District #RE-1
	Roaring Fork
$1,600,000	5.000%, 12/15/27	Aa2/NR/NR	$1,933,008
	La Plata County, Colorado School
	District #9-R Durango Refunding
3,000,000	4.500%, 11/01/23	Aa2/NR/NR	3,366,570
	Larimer County, Colorado School
	District No. R 1 Poudre
1,000,000	5.000%, 12/15/27	Aa2/NR/NR	1,204,640
	Larimer, Weld & Boulder Counties,
	Colorado School District No. R-2J,
	Thompson Refunding
1,500,000	4.250%, 12/15/24	Aa2/NR/NR	1,690,230
750,000	4.500%, 12/01/26	Aa3/NR/NR	849,435
	Mesa County, Colorado Valley School
	District No. 051, Grand Junction
	Refunding
3,000,000	5.000%, 12/01/23	Aa2/NR/NR	3,537,690
	San Miguel County, Colorado School
	District R-1 Telluride
1,055,000	5.000%, 12/01/25	Aa2/AA/NR	1,266,169
	Summit County, Colorado School
	District No. RE 1 Refunding
2,000,000	4.000%, 12/01/24	Aa1/NR/NR	2,189,060
2,000,000	5.000%, 12/01/28	Aa1/NR/NR	2,409,360
	Total School Districts		71,821,692

	Water & Sewer (0.5%)
	Central Colorado Water Conservancy
	District, Adams Morgan & Weld
	Counties
1,185,000	5.000%, 12/01/24	NR/A/NR	1,379,778
	Total General Obligation Bonds		83,604,236

9 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (46.3%)	(unaudited)	Value

	Airport (3.0%)
	Denver, Colorado City & County
	Airport Revenue System, Series A
$4,340,000	5.000%, 11/15/24	A1/A+/A+	$4,862,189
1,210,000	5.250%, 11/15/28	A1/A+/A+	1,322,808
3,000,000	5.250%, 11/15/29	A1/A+/A+	3,280,500
	Total Airport		9,465,497

	Electric (2.7%)
	Colorado Springs, Colorado Utilities
	Revenue, Refunding Series A
1,000,000	5.000%, 11/15/27	Aa2/AA/AA	1,184,920
295,000	4.750%, 11/15/27	Aa2/AA/NR	320,326
	Colorado Springs, Colorado Utilities
	Revenue, Refunding Series A-1
1,000,000	4.000%, 11/15/26	Aa2/AA/AA	1,075,480
1,000,000	4.000%, 11/15/27	Aa2/AA/AA	1,072,220
	Colorado Springs, Colorado Utilities
	Revenue Refunding Series B
2,600,000	5.000%, 11/15/23	Aa2/AA/AA	3,034,538
420,000	5.250%, 11/15/23 (unrefunded portion)	Aa2/AA/NR	448,241
	Colorado Springs, Colorado Utilities
	Revenue, Series C-2
1,060,000	5.000%, 11/15/23	Aa2/AA/AA	1,237,158
	Total Electric		8,372,883

	Higher Education (11.6%)
	Colorado Educational & Cultural Facility
	Authority, Student Housing -
	Campus Village Apartments Refunding
2,935,000	5.375%, 06/01/28	NR/A/NR	3,046,706
	Colorado Educational & Cultural Facility
	Authority, University Corp. Atmosphere
	Project, Refunding
935,000	5.000%, 09/01/22 (unrefunded portion)	A2/A+/NR	1,048,874
	Colorado Educational & Cultural Facility
	Authority, University of Denver Project
845,000	4.000%, 03/01/24	A1/NR/NR	930,260
7,000,000	5.250%, 03/01/25 NPFG Insured	A1/AA-/NR	8,374,170

10 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Higher Education (continued)
	Colorado Educational & Cultural Facility
	Authority Refunding, University of
	Denver Project
$1,000,000	5.250%, 03/01/26 NPFG Insured	A1/AA-/NR	$1,217,420
	Colorado State Board of Governors
	University Enterprise System, Series A
2,300,000	5.000%, 03/01/25	Aa2/AA-/NR	2,623,150
	Colorado State Board of Governors
	University Enterprise System, Series C
2,905,000	5.000%, 03/01/26	Aa2/AA-/NR	3,473,596
	University of Colorado Enterprise System
1,270,000	5.000%, 06/01/25	Aa2/NR/AA+	1,506,055
	University of Colorado Enterprise
	System Series A
2,620,000	5.000%, 06/01/29	Aa2/NR/AA+	3,108,971
1,165,000	5.000%, 06/01/26 NPFG Insured	Aa2/NR/AA+	1,419,017
	University of Colorado Enterprise System,
	Refunding, Series B
1,680,000	4.000%, 06/01/23	Aa2/NR/AA+	1,806,790
	University of Northern Colorado Greeley
	Institutional Enterprise Refunding,
	SHEIP, Series A
1,000,000	5.000%, 06/01/25	Aa2/AA-/NR	1,171,420
2,810,000	5.000%, 06/01/26	Aa2/AA-/NR	3,168,416
2,940,000	5.000%, 06/01/28	Aa2/AA-/NR	3,307,471
	Total Higher Education		36,202,316

	Hospital (3.4%)
	Colorado Health Facility Authority
	Hospital Revenue, Evangelical
	Lutheran Project
450,000	5.250%, 06/01/19 (unrefunded portion)	Baa2/BBB+/NR	451,093
290,000	5.250%, 06/01/21 (unrefunded portion)	Baa2/BBB+/NR	290,612
575,000	5.250%, 06/01/24 (unrefunded portion)	Baa2/BBB+/NR	575,960
	Colorado Health Facility Authority
	Hospital Revenue, Valley View
	Hospital Association, Refunding
1,500,000	5.500%, 05/15/28	NR/A-/NR	1,554,510

11 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Hospital (continued)
	Colorado Health Facility Authority,
	Catholic Health Initiatives, Series D.
$1,000,000	6.000%, 10/01/23	Baa1/BBB+/BBB+	$1,062,190
	Colorado Health Facility Authority,
	Sisters Leavenworth, Refunding
3,000,000	5.250%, 01/01/25	Aa3/AA-/AA-	3,273,630
	Denver, Colorado Health & Hospital
	Authority Healthcare, Series A Refunding
2,000,000	5.000%, 12/01/18	NR/BBB/BBB+	2,006,980
1,500,000	5.000%, 12/01/19	NR/BBB/BBB+	1,505,145
	Total Hospital		10,720,120

	Housing (0.2%)
	Colorado Housing Finance Authority,
	Single Family Mortgage Class III
	Series A-5
590,000	5.000%, 11/01/34	A2/A/NR	597,510
	Colorado Housing and Finance Authority,
	Multi-Family Project C1-II Series A-2
115,000	5.400%, 10/01/29	Aa2/AA+/NR	117,403
	Total Housing		714,913

	Lease (9.9%)
	Arvada, Colorado COP
1,190,000	4.000%, 12/01/29	NR/AA+/NR	1,297,421
	Aurora, Colorado COP, Refunding
	Series A
1,500,000	5.000%, 12/01/26	Aa2/AA-/NR	1,634,910
	Brighton, Colorado COP Refunding
	Series A
1,865,000	5.000%, 12/01/24 AGMC Insured	A1/AA/NR	2,066,793
	Broomfield, Colorado COP
2,000,000	4.500%, 12/01/28	Aa3/NR/NR	2,178,320
	Colorado Educational & Cultural Facilities
	Authority, Ave Maria School
	Project Refunding
1,000,000	4.850%, 12/01/25 AGC Insured	A3/AA/NR	1,016,140
	Colorado State BEST COP Series G
3,000,000	4.250%, 03/15/23	Aa2/AA-/NR	3,252,390

12 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Lease (continued)
	Colorado State BEST COP Series H
$3,490,000	4.000%, 03/15/26	Aa2/AA-/NR	$3,748,853
	Colorado State Higher Education
	Capital Construction Lease
1,690,000	5.000%, 11/01/26	Aa2/AA-/NR	2,026,969
	Denver, Colorado City & County COP
	(Fire Station & Library Facilities)
1,065,000	5.000%, 12/01/25	Aa1/AA+/AA+	1,279,299
	Douglas County, Colorado COP (Libraries)
1,570,000	5.000%, 12/01/27	Aa2/NR/NR	1,846,665
	El Paso County, Colorado COP
	(Judicial Complex Project)
1,085,000	4.500%, 12/01/26 AMBAC Insured
	(unrefunded portion)	NR/AA/NR	1,108,002
	Foothills Park and Recreation District,
	Colorado COP Refunding &
	Improvement
1,380,000	5.000%, 12/01/26 AGMC Insured	NR/AA/NR	1,624,646
	Garfield County, Colorado COP Public
	Library District
1,000,000	5.375%, 12/01/27	NR/A/NR	1,094,460
	Gypsum, Colorado COP
1,050,000	5.000%, 12/01/28	NR/A+/NR	1,074,906
	Jefferson County, Colorado School
	District No. R-1 COP
1,000,000	5.000%, 12/15/27	Aa3/A+/NR	1,173,750
	Rangeview Library District Project,
	Colorado COP
2,515,000	5.000%, 12/15/27 AGMC Insured	Aa3/AA/NR	2,951,981
	Westminster, Colorado COP
1,480,000	4.250%, 12/01/22 AGMC Insured	A2/AA/NR	1,614,280
	Total Lease		30,989,785

	Sales Tax (5.6%)
	Boulder, Colorado General Fund
	Capital Improvement Projects
2,235,000	4.000%, 10/01/25	Aa1/AA+/NR	2,444,352

13 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Sales Tax (continued)
	Boulder, Colorado Open Space Capital
	Improvement Trust Fund
$2,530,000	5.000%, 12/15/27	NR/AA/NR	$3,041,136
	Castle Rock, Colorado Sales & Use Tax
1,015,000	4.000%, 06/01/25	Aa3/AA/NR	1,117,160
	Commerce City, Colorado Sales &
	Use Tax
500,000	5.000%, 08/01/28 AGMC Insured	A2/AA/NR	591,485
500,000	5.000%, 08/01/29 AGMC Insured	A2/AA/NR	585,210
1,000,000	5.000%, 08/01/26 BAMAC Insured	A1/AA/NR	1,180,170
	Denver, Colorado City & County
	Dedicated Tax Refunding
	Improvement, Series A
1,350,000	5.000%, 08/01/26	Aa3/AA-/AA	1,640,331
500,000	5.000%, 08/01/27	Aa3/AA-/AA	602,430
	Grand Junction, Colorado General Fund
1,900,000	5.000%, 03/01/23	NR/AA/NR	2,172,840
	Park Meadows Business Implementation
	District, Colorado Shared Sales Tax
1,500,000	5.300%, 12/01/27	NR/NR/NR*	1,518,150
	Pueblo, Colorado Urban Renewal
	Authority, Refunding & Improvement,
	Series B
1,250,000	5.250%, 12/01/28	A2/A/NR	1,378,162
	Westminster, Colorado Economic
	Development Authority, Mandalay
	Gardens Urban Renewal Project
1,090,000	4.000%, 12/01/22	NR/A+/NR	1,176,895
	Total Sales Tax		17,448,321

	Transportation (0.8%)
	Regional Transportation District,
	Colorado COP, Series A
2,000,000	5.000%, 06/01/26	Aa3/A/AA-	2,329,860

	Water & Sewer (9.1%)
	Arapahoe, Colorado Water & Wastewater
	Public Improvement District
1,320,000	5.000%, 12/01/24	NR/AA-/NR	1,587,300

14 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Water & Sewer (continued)
	Arapahoe, Colorado Water & Wastewater
	Public Improvement District (continued)
$1,020,000	5.000%, 12/01/25	NR/AA-/NR	$1,213,851
	Aurora, Colorado Water Revenue
	Refunding, First Lien, Green Bonds
1,000,000	5.000%, 08/01/28	NR/AA+/AA+	1,210,410
	Broomfield, Colorado Sewer and
	Waste Water
1,975,000	4.000%, 12/01/21 AGMC Insured	A2/NR/NR	2,144,218
1,550,000	5.000%, 12/01/24 AGMC Insured	A2/AA/NR	1,782,236
	Broomfield, Colorado Water
	Activity Enterprise
3,385,000	5.000%, 12/01/21	A1/NR/NR	3,861,710
	Colorado Water Resource & Power
	Development Authority
925,000	5.000%, 09/01/25	Aaa/AAA/AAA	1,123,542
1,000,000	5.000%, 09/01/27	Aaa/AAA/AAA	1,214,910
1,855,000	5.000%, 09/01/17 NPFG Insured	A3/AA-/NR	1,860,454
	Denver, Colorado City and County
	Board Water Commissioners Master
	Resolution, Refunding, Series B
1,000,000	4.000%, 12/15/22	Aaa/AAA/AAA	1,111,940
	Greeley, Colorado Water Revenue
1,705,000	5.000%, 08/01/28	Aa2/AA+/NR	2,044,892
	North Weld County, Colorado Water
	District Enterprise Revenue Refunding
1,465,000	4.000%, 11/01/22 AGMC Insured	NR/AA/NR	1,625,286
	Parker, Colorado Water & Sanitation
	District Water & Sewer Enterprise
	Refunding
1,000,000	5.000%, 11/01/22 AGMC Insured	A2/AA/NR	1,154,450
	Thornton, Colorado Water Enterprise
	Revenue, Series 2013
1,970,000	4.000%, 12/01/24	Aa2/AA/NR	2,192,255
	Westminster, Colorado Water &
	Wastewater Utility Enterprise
1,160,000	5.000%, 12/01/28	NR/AAA/AA+	1,408,484

15 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Water & Sewer (continued)
	Woodmoor, Colorado Water &
	Sanitation District #1 Enterprise
$2,570,000	4.500%, 12/01/26	NR/AA-/NR	$2,857,840
	Total Water & Sewer		28,393,778
	Total Revenue Bonds		144,637,473

	Pre-Refunded Bonds (23.9%)††
	Pre-Refunded
	General Obligation Bonds (6.1%)
	Metropolitan District (1.6%)
	Fraser Valley, Colorado Metropolitan
	Recreational District
1,875,000	5.000%, 12/01/25	NR/A/NR	1,925,738
	Hyland Hills Metro Park & Recreation
	District, Colorado
875,000	4.375%, 12/15/26 ACA Insured	NR/NR/NR*	895,991
	Park Creek Metropolitan District,
	Colorado Revenue Refunding &
	Improvement - Senior Property
	Tax Support
2,000,000	5.500%, 12/01/21 AGC Insured	NR/AA/NR	2,224,080
	Total Metropolitan District		5,045,809

	School Districts (4.5%)
	Adams & Arapahoe Counties, Colorado
	Joint School District #28J
2,500,000	5.500%, 12/01/23	Aa2/AA-/NR	2,682,925
	Arapahoe County, Colorado School
	District #001 Englewood
3,235,000	5.000%, 12/01/27	Aa2/NR/NR	3,732,802
	Boulder Larimer &
	Weld Counties, Colorado
1,500,000	5.000%, 12/15/28	Aa2/AA/NR	1,598,445
	Denver, Colorado City & County
	School District No. 1
3,000,000	5.250%, 12/01/27	Aa2/AA/NR	3,263,760
	El Paso County, Colorado School
	District #20
1,500,000	4.500%, 12/15/25 AGMC Insured	Aa2/NR/NR	1,537,815

16 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Pre-Refunded Bonds (continued)	(unaudited)	Value

	School Districts (continued)
	Gunnison Watershed, Colorado
	School District
$1,025,000	5.250%, 12/01/26	Aa2/AA-/NR	$1,095,807
	Total School Districts		13,911,554
	Total Pre-Refunded General
	Obligation Bonds		18,957,363

	Pre-Refunded Revenue Bonds (17.8%)
	Airport (0.3%)
	Walker Field, Colorado Public Airport
	Authority Airport Revenue
1,000,000	5.000%, 12/01/22	Baa2/NR/NR	1,026,730

	Electric (0.9%)
	Colorado Springs, Colorado Utilities
	Revenue, Refunding Series A
1,705,000	4.750%, 11/15/27	NR/NR/NR*	1,858,280
	Colorado Springs, Colorado Utilities
	Revenue Refunding Series B
865,000	5.250%, 11/15/23	NR/NR/NR*	922,592
	Total Electric		2,780,872

	Higher Education (4.9%)
	Adams State College, Colorado Auxiliary
	Facilities Improvement Series A
1,000,000	5.200%, 05/15/27	Aa2/AA-/NR	1,085,310
	Colorado Educational & Cultural Facility
	Authority, University Corp. Atmosphere
	Project, Refunding
765,000	5.000%, 09/01/22	NR/NR/NR*	856,808
1,635,000	5.000%, 09/01/28	A2/A+/NR	1,834,127
	Colorado School of Mines Enterprise
	Refunding & Improvement
1,455,000	5.000%, 12/01/24	Aa2/AA-/NR	1,549,560
	Colorado State Board of Governors
	University Enterprise System, Series A
930,000	5.000%, 03/01/28 AGMC Insured	Aa3/AA/NR	963,787
	Mesa State College, Colorado Auxiliary
	Facilities Enterprise
2,000,000	5.700%, 05/15/26	NR/AA-/NR	2,058,980

17 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Pre-Refunded Bonds (continued)	(unaudited)	Value

	Higher Education (continued)
	University of Colorado Enterprise System
$2,000,000	5.000%, 06/01/27	Aa2/NR/AA+	$2,165,220
	University of Colorado Enterprise
	System Series A
2,000,000	4.750%, 06/01/27	Aa2/NR/AA+	2,268,660
	Western State College, Colorado
	Institutional Enterprise, SHEIP, Series A
1,160,000	5.000%, 05/15/24	Aa2/AA-/NR	1,291,184
	Western State College, Colorado, SHEIP
1,020,000	5.000%, 05/15/27	Aa2/AA-/NR	1,102,773
	Total Higher Education		15,176,409

	Hospital (1.0%)
	Colorado Health Facility Authority
	Hospital Revenue, Catholic Health
1,000,000	4.750%, 09/01/25 AGMC Insured	A2/AA/BBB+	1,040,540
	Colorado Health Facility Authority
	Hospital Revenue, NCMC, Inc. Project
2,000,000	5.250%, 05/15/26 Series A AGMC
	Insured	NR/AA/A+	2,172,700
	Total Hospital		3,213,240

	Lease (7.6%)
	Adams 12 Five Star Schools,
	Colorado COP
1,770,000	4.625%, 12/01/24	Aa3/A/NR	1,874,165
500,000	5.000%, 12/01/25	Aa3/A/NR	532,495
	Adams County, Colorado Corrections
	Facility COP, Series B
1,600,000	5.000%, 12/01/26	Aa2/AA/NR	1,703,984
1,200,000	5.125%, 12/01/27	Aa2/AA/NR	1,280,448
	Colorado Educational & Cultural
	Facilities Authority, Charter School -
	James, Refunding & Improvement
3,000,000	5.000%, 08/01/27 AGC Insured	A3/AA/NR	3,040,920
	Colorado State Higher Education
	Capital Construction Lease
3,000,000	5.250%, 11/01/23	Aa2/AA-/NR	3,197,400

18 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Pre-Refunded Bonds (continued)	(unaudited)	Value

	Lease (continued)
	Denver, Colorado City and County
	COP (Botanical Gardens)
$2,015,000	5.250%, 12/01/22	Aa2/AA+/AA+	$2,154,196
	Douglas County, Colorado School
	District No. RE-1 Douglas & Elbert
	Counties COP
3,075,000	5.000%, 01/15/29	Aa2/NR/NR	3,288,313
	El Paso County, Colorado COP
	(Judicial Complex Project)
735,000	4.500%, 12/01/26 AMBAC Insured	NR/NR/NR*	752,250
	Pueblo, Colorado COP
	(Police Complex Project)
2,170,000	5.500%, 08/15/22 AGC Insured	Aa3/AA/NR	2,302,262
	Rangeview Library District Project,
	Colorado COP
2,210,000	5.000%, 12/15/26 AGC Insured	Aa3/AA/NR	2,356,965
1,000,000	5.000%, 12/15/28 AGC Insured	Aa3/AA/NR	1,066,500
	Total Lease		23,549,898

	Sales Tax (1.4%)
	Denver, Colorado City & County
	Excise Tax Refunding Series A
4,000,000	5.250%, 09/01/19 AGMC Insured	NR/AA/NR	4,391,960

	Water & Sewer (0.7%)
	Aurora, Colorado Water Improvement
	First Lien, Series A
1,250,000	5.000%, 08/01/25 AMBAC Insured	NR/NR/AA+	1,267,050
	Erie, Colorado Water Enterprise Revenue,
	Series A
735,000	5.000%, 12/01/25 AGMC Insured	A1/NR/NR	754,889
265,000	5.000%, 12/01/25 AGMC Insured	A1/NR/NR	272,171
	Total Water & Sewer		2,294,110

	Miscellaneous Revenue (1.0%)
	Colorado Educational & Cultural Facility
	Authority, Independent School Revenue
	Refunding, Kent Denver School Project
1,000,000	5.000%, 10/01/30	NR/A/NR	1,093,680

19 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Pre-Refunded Bonds (continued)	(unaudited)	Value

	Miscellaneous Revenue (continued))
	Colorado Educational & Cultural Facility
	Authority, Independent School Revenue
	Refunding, Vail Mountain School Project
$1,820,000	6.000%, 05/01/30	NR/BBB-/NR	$2,080,933
	Total Miscellaneous Revenue		3,174,613
	Total Pre-Refunded Revenue Bonds		55,607,832
	Total Pre-Refunded Bonds		74,565,195

	Total Investments (cost $292,284,445 -
	note 4)	97.0%	302,806,904
	Other assets less liabilities	3.0	9,422,701
	Net Asset	100.0%	$312,229,605

Percent of
Portfolio Distribution By Quality Rating (unaudited)	Investments †
Aaa of Moody’s or AAA of S&P or Fitch	1.6%
Pre-refunded Bonds††	24.6
Aa of Moody’s or AA of S&P or Fitch	60.5
A of Moody’s or S&P or Fitch	10.1
Baa of Moody’s or BBB of S&P or Fitch	2.7
Not Rated*	0.5
100.0%

PORTFOLIO ABBREVIATIONS
ACA - American Capital Assurance Financial Guaranty Corp.
AGC - Assured Guaranty Corp.
AGMC - Assured Guaranty Municipal Corp.
AMBAC - American Municipal Bond Assurance Corp.
BAMAC - Build America Mutual Assurance Company
BEST - Building Excellent Schools Today
COP - Certificates of Participation
NCMC - Northern Colorado Medical Center
NPFG - National Public Finance Guarantee
NR - Not Rated
SHEIP - State Higher Education Intercept Program

20 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

*	Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Sub-Adviser to have sufficient quality to be ranked in the top credit four ratings if a credit rating were to be assigned by a NRSRO.

†	Where applicable, calculated using the highest rating of the three NRSROs.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date.

See accompanying notes to financial statements.

21 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2017

ASSETS
Investments at value (cost $292,284,445)	$302,806,904
Cash	6,059,418
Interest receivable	3,852,117
Receivable for Fund shares sold	99,101
Other assets	32,343
Total assets	312,849,883
LIABILITIES
Payable for Fund shares redeemed	302,906
Management fee payable	127,095
Dividends payable	116,418
Distribution and service fees payable	335
Accrued expenses payable	73,524
Total liabilities	620,278

ASSETS	$312,229,605
Net Assets consist of:
Capital Stock - Authorized an unlimited number of shares,
par value $0.01 per share	$296,872
Additional paid-in capital	303,336,889
Net unrealized appreciation on investments (note 4)	10,522,459
Accumulated net realized loss on investment	(1,929,612)
Undistributed net investment income	2,997
	$312,229,605
CLASS A
Net Assets	$208,397,821
Capital shares outstanding	19,824,908
Net asset value and redemption price per share	$10.51
Maximum offering price per share (100/96 of $10.51)	$10.95
CLASS C
Net Assets	$20,692,026
Capital shares outstanding	1,973,095
Net asset value and offering price per share	$10.49
Redemption price per share (*a charge of 1% is imposed on the redemption proceeds, or on the original price, whichever is
lower, if redeemed during the first 12 months after purchase)	$10.49	*
CLASS Y
Net Assets	$83,139,758
Capital shares outstanding	7,889,244
Net asset value, offering and redemption price per share	$10.54

See accompanying notes to financial statements.

22 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO

STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 2017

Investment Income:

Interest income		$10,541,261

Expenses:

Management fees (note 3)	$1,623,810
Distribution and service fees (note 3)	340,838
Transfer and shareholder servicing agent fees	129,343
Trustees’ fees and expenses (note 7)	109,581
Legal fees	100,788
Shareholders’ reports	25,359
Auditing and tax fees	22,500
Registration fees and dues	19,795
Insurance	13,563
Custodian fees	9,843
Chief compliance officer services (note 3)	9,146
Miscellaneous	33,568
Total expenses	2,438,134

Management fees waived (note 3)	(64,952)
Net expenses		2,373,182
Net investment income		8,168,079

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain (loss) from securities
transactions	(549,694)
Change in unrealized appreciation on
investments	(9,310,092)
Net realized and unrealized gain (loss) on
investments		(9,859,786)
Net change in net assets resulting from
operations		$(1,691,707)

See accompanying notes to financial statements.

23 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2017	March 31, 2016
OPERATIONS:
Net investment income	$8,168,079	$8,405,799
Net realized gain (loss) from
securities transactions	(549,694)	339,917
Change in unrealized
appreciation on investments	(9,310,092)	554,701
Change in net assets from
operations	(1,691,707)	9,300,417

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares:
Net investment income	(5,576,464)	(5,981,983)

Class C Shares:
Net investment income	(372,879)	(503,546)

Class Y Shares:
Net investment income	(2,181,185)	(1,897,203)
Change in net assets from
distributions	(8,130,528)	(8,382,732)

CAPITAL SHARE TRANSACTIONS (note 6):
Proceeds from shares sold	50,928,582	59,605,647
Reinvested dividends and
distributions	6,311,146	6,530,907
Cost of shares redeemed	(59,373,328)	(32,403,313)
Change in net assets from
capital share transactions	(2,133,600)	33,733,241
Change in net assets	(11,955,835)	34,650,926

NET ASSETS:
Beginning of period	324,185,440	289,534,514
End of period*	$312,229,605	$324,185,440
*Includes undistributed net investment income of:	$2,997	$79,374

See accompanying notes to financial statements.

24 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2017

1. Organization

     Aquila Tax-Free Fund of Colorado (the “Fund”), a series of Aquila Municipal Trust (prior to October 12, 2013, the Fund operated under the name Tax-Free Fund of Colorado), a non-diversified, open-end investment company, was organized in February, 1987 as a Massachusetts business trust and commenced operations on May 21, 1987. The Fund is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)	Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

b)	Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

25 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2017

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of March 31, 2017:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$—
Level 2 – Other Significant Observable
Inputs — Municipal Bonds*	302,806,904
Level 3 – Significant Unobservable Inputs	—
Total	$302,806,904

*See schedule of investments for a detailed listing of securities.

c)	Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

d)	Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

e)	Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2014 – 2016) or expected to be taken in the Fund’s 2017 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)	Multiple class allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses,which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

g)	Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

26 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2017

h)	Reclassification of capital accounts: Accounting principles generally accepted the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. On March 31, 2017, the Fund decreased additional paid-in capital by $55,212, decreased accumulated net realized loss on investment by $169,140 and decreased undistributed net investment income by $113,928. These reclassifications had no effect on net assets or net asset value per share.

i)	The Fund is an investment company and accordingly follows the investment company accounting reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

3. Fees and Related Party Transactions

a) Management Arrangements:

     Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of the Fund has been delegated to a Sub-Adviser as described below. Under the Advisory and Administration Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management The Manager’s services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund’s accounting books and records. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50% of net assets of the Fund. The Manager has contractually agreed waive fees through September 30, 2018 to the extent necessary in order to pass savings through to the shareholders with respect to the Sub-Advisory Agreement such that fees are as follows: the annual rate shall be equivalent to 0.48% of net assets of the Fund up to $400 million; 0.46% of the Fund’s net assets above that amount to $1 billion and 0.44% of the Fund’s net assets above $1 billion. For the year ended March 31, 2017, the Fund incurred management fees of $1,623,810 of which $64,952 was waived under the contractual fee waiver.

     Kirkpatrick Pettis Capital Management (the “Sub-Adviser”) serves as the Investment Sub-Adviser for the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio, arranges for the purchases and sales portfolio securities, and provides for daily pricing of the Fund’s portfolio. For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.20%. The Sub-Adviser has contractually agreed to waive its fee through September 30, 2018 such that its annual rate of fees is at 0.18% of net assets of the Fund up to $400 million; 0.16% of net assets above $400 million up to $1 billion; and 0.14% of net assets above $1 billion.

27 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2017

     Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for Chief Compliance Officer related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940.

     Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b) Distribution and Service Fees:

     The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. While the Fund’s Distribution Plan applicable to Class A Shares permits the Fund to make distribution fee payments at the rate of up to 0.15% on the entire net assets represented by Class A Shares, the Fund currently makes payment of this distribution fee at the annual rate of 0.05%. For the year ended March 31, 2017, distribution fees on Class A Shares amounted to $108,920 of which the Distributor retained $4,533.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2017, amounted to $173,938. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2017, amounted to $57,980. The total of these payments with respect to Class C Shares amounted to $231,918 of which the Distributor retained $56,426.

     Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Fund’s shares are sold primarily through the facilities of these financial intermediaries having offices within Colorado, with the bulk of any sales commissions inuring to such financial intermediaries. For the year ended March 31, 2017, total commissions on sales of Class A Shares amounted to $215,687 of which the Distributor received $43,006.

28 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2017

c) Transfer and shareholder servicing fees:

     The Fund occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entity in connection with its respective Fund shareholders so long as the fee is deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform similar ongoing services to existing shareholders.

4. Purchases and Sales of Securities

     During the year ended March 31, 2017, purchases of securities and proceeds from the sales of securities aggregated $40,372,866 and $35,753,152, respectively.

     At March 31, 2017, the aggregate tax cost for all securities was $292,281,175. At March 31, 2017, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $11,643,021 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $1,117,292 for a net unrealized appreciation of $10,525,729.

5. Portfolio Orientation

     Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Colorado, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Colorado and whatever effects these may have upon Colorado issuers’ ability to meet their obligations. At March 31, 2017, the Fund had all of its net assets invested in the securities of Colorado issuers.

29 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO

NOTES TO FINANCIAL STATEMENTS

(continued) MARCH 31, 2017

6. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:

	Year Ended		Year Ended
	March 31, 2017		March 31, 2016
	Shares	Amount	Shares	Amount
Class A Shares:
Proceeds from shares sold	1,766,840	$18,957,926	2,467,976	$26,498,182
Reinvested dividends and
distributions	431,654	4,617,221	456,384	4,900,410
Cost of shares redeemed	(2,716,230)	(28,965,067)	(1,251,198)	(13,435,529)
Net change	(517,736)	(5,389,920)	1,673,162	17,963,063
Class C Shares:
Proceeds from shares sold	374,992	4,023,895	431,842	4,626,003
Reinvested dividends and
distributions	30,223	322,724	40,239	430,976
Cost of shares redeemed	(692,645)	(7,392,606)	(653,770)	(6,995,823)
Net change	(287,430)	(3,045,987)	(181,689)	(1,938,844)
Class Y Shares:
Proceeds from shares sold	2,599,275	27,946,761	2,642,307	28,481,462
Reinvested dividends and
distributions	127,800	1,371,201	111,340	1,199,521
Cost of shares redeemed	(2,159,437)	(23,015,655)	(1,112,765)	(11,971,961)
Net change	567,638	6,302,307	1,640,882	17,709,022
Total transactions in Fund
shares	(237,528)	$(2,133,600)	3,132,355	$33,733,241

7. Trustees’ Fees and Expenses

     At the March 31, 2017 year end, there were 8 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended March 31, 2017 was $89,646. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and the Annual Meeting of Shareholders. For the year ended March 31, 2017, such meeting-related expenses amounted to $19,935.

30 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2017

8. Securities Traded on a When-Issued Basis

     The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

9. Income Tax Information and Distributions

     The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. Dividends and capital gains distributions are paid in additional shares at the net asset value per share or in cash, at the shareholder’s option.

     The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Colorado income taxes. Due to the distribution levels maintained by the Fund and the differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. As a result of the passage of the Regulated Investment Company Act of 2010 (the “Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before capital losses incurred prior to the enactment of the Act. At March 31, 2017, the Fund had capital loss carryover of $1,929,612 which is short-term and has no expiration. This carryover is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. During the fiscal year ended March 31, 2017, the Fund utilized $55,212 of capital loss carry forward.

31 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO

NOTES TO FINANCIAL STATEMENTS

(continued) MARCH 31, 2017

     The tax character of distributions was as follows:

	Year	Year
	Ended	Ended
	March 31, 2017	March 31, 2016
Net tax-exempt income	$8,130,528	$8,382,732
Ordinary income	—	—
	$8,130,528	$8,382,732

     As of March 31, 2017 the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$116,145
Unrealized appreciation	10,525,729
Accumulated net loss on investments	(1,929,612)
Other temporary differences	(116,418)
$8,595,844

     The difference between book basis and tax basis undistributed income is due to the timing difference, and other temporary differences, in recognizing dividends paid, the tax treatment of market discount amortization, and the deduction of distributions payable.

10. Subsequent Event

     Effective April 3, 2017, the Fund registered Class F Shares and Class T Shares. As of the date of this report, there were no Class F Shares or Class T Shares outstanding.

32 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
						Three
						Months		Year
	Year Ended March 31,					Ended		Ended
	2017	2016	2015	2014		3/31/13†		12/31/12
Net asset value, beginning of period	$10.83	$10.80	$10.45	$10.80		$10.89		$10.63
Income (loss) from investment operations:
Net investment income(1)	0 28	0.31	0.32	0.32		0.08		0.35
Net gain (loss) on securities (both
realized and unrealized)	(0.33)	0.03	0 35	(0.35)		(0.09)		0.26
Total from investment operations	(0.05)	0.34	0.67	(0.03)		(0.01)		0.61
Less distributions (note 9):
Dividends from net investment income	(0.27)	(0.31)	(0.32)	(0.32)		(0.08)		(0.35)
Distributions from capital gains	—	—	—	—		—		—
Total distributions	(0.27)	(0.31)	(0.32)	(0.32)		(0.08)		(0.35)
Net asset value, end of period	$10.51	$10.83	$10.80	$10.45		$10.80		$10.89
Total return (not reflecting sales charge)	(0.44)%	3.20%	6.52%	(0.20)%		(0.10	)%(2)	5.85%
Ratios/supplemental data
Net assets, end of period (in millions)	$208	$220	$202	$209		$233		$240
Ratio of expenses to average net assets	0.68%	0.67%	0.73%	0.74	%(4)	0.70	%(3)	0.71%
Ratio of net investment income to
average net assets	2.57%	2.89%	3.04%	3.09	%(4)	2.98	%(3)	3.27%
Portfolio turnover rate	11%	10%	8%	4%		2	%(2)	15%

Expense and net investment income ratios without the effect of the contractual expense cap were (note 3):

Ratio of expenses to average net assets	0.70%	0.69%	0.75%	0.76	%(4)	0.72	%(3)	0.73%
Ratio of net investment income to
average net assets	2.55%	2.87%	3.02%	3.07	%(4)	2.96	%(3)	3.26%

____________________

(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 0.72% and 3.11%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from December 31 to March 31. The information presented is for the period January 1, 2013 to March 31, 2013.

See accompanying notes to financial statements.

33 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
						Three
						Months		Year
	Year Ended March 31,					Ended		Ended
	2017	2016	2015	2014		3/31/13†		12/31/12
Net asset value, beginning of period	$10.80	$10.78	$10.43	$10.78		$10.87		$10.61
Income (loss) from investment operations:
Net investment income(1)	0 17	0.21	0.22	0.22		0.05		0.25
Net gain (loss) on securities (both
realized and unrealized)	(0.31)	0.02	0 35	(0.35)		(0.09)		0.26
Total from investment operations	(0.14)	0.23	0.57	(0.13)		(0.04)		0.51
Less distributions (note 9):
Dividends from net investment income	(0.17)	(0.21)	(0.22)	(0.22)		(0.05)		(0.25)
Distributions from capital gains	—	—	—	—		—		—
Total distributions	(0.17)	(0.21)	(0.22)	(0.22)		(0.05)		(0.25)
Net asset value, end of period	$10.49	$10.80	$10.78	$10.43		$10.78		$10.87
Total return (not reflecting CDSC)	(1.29)%	2.18%	5.52%	(1.15)%		(0.33	)%(2)	4.86%
Ratios/supplemental data
Net assets, end of period (in millions)	$21	$24	$26	$28		$37		$38
Ratio of expenses to average net assets	1.62%	1.62%	1.68%	1.68	%(4)	1.65	%(3)	1.66%
Ratio of net investment income to
average net assets	1.62%	1.94%	2.09%	2.14	%(4)	2.03	%(3)	2.31%
Portfolio turnover rate	11%	10%	8%	4%		2	%(2)	15%

Expense and net investment income ratios without the effect of the contractual expense cap were (note 3):

Ratio of expenses to average net assets	1.64%	1.64%	1.70%	1.70	%(4)	1.67	%(3)	1.68%
Ratio of net investment income to
average net assets	1.60%	1.92%	2.07%	2.12	%(4)	2.01	%(3)	2.30%

____________________

(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 1.67% and 2.16%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from December 31 to March 31. The information presented is for the period January 1, 2013 to March 31, 2013.

See accompanying notes to financial statements.

34 | Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
						Three
						Months		Year
	Year Ended March 31,					Ended		Ended
	2017	2016	2015	2014		3/31/13†		12/31/12
Net asset value, beginning of period	$10.86	$10.83	$10.47	$10.83		$10.92		$10.66
Income (loss) from investment operations:
Net investment income(1)	0.28	0.32	0.33	0.33		0.08		0.36
Net gain (loss) on securities (both
realized and unrealized)	(0.32)	0.02	0 36	(0.36)		(0.09)		0.26
Total from investment operations	(0.04)	0.34	0.69	(0.03)		(0.01)		0.62
Less distributions (note 10):
Dividends from net investment income	(0.28)	(0.31)	(0.33)	(0.33)		(0.08)		(0.36)
Distributions from capital gains	—	—	—	—		—		—
Total distributions	(0.28)	(0.31)	(0.33)	(0.33)		(0.08)		(0.36)
Net asset value, end of period	$10.54	$10.86	$10.83	$10.47		$10.83		$10.92
Total return	(0.38)%	3.24%	6.66%	(0.24)%		(0.08	)%(2)	5.89%
Ratios/supplemental data
Net assets, end of period (in millions)	$83	$79	$62	$45		$57		$50
Ratio of expenses to average net assets	0.63%	0.62%	0.68%	0.68	%(4)	0.65	%(3)	0.66%
Ratio of net investment income to
average net assets	2.62%	2.94%	3.08%	3.14	%(4)	3.03	%(3)	3.31%
Portfolio turnover rate	11%	10%	8%	4%		2	%(2)	15%

Expense and net investment income ratios without the effect of the contractual expense cap were (note 3):

Ratio of expenses to average net assets	0.65%	0.64%	0.70%	0.70	%(4)	0.67	%(3)	0.68%
Ratio of net investment income to
average net assets	2.60%	2.92%	3.06%	3.12	%(4)	3.01	%(3)	3.30%

Expense ratios after giving effect to the contractual expense cap and expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.63%	0.62%	0.68%	0.68	%(4)	0.65	%(3)	0.66%

____________________

(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 0.66% and 3.16%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from December 31 to March 31. The information presented is for the period January 1, 2013 to March 31, 2013.

See accompanying notes to financial statements.

35 | Aquila Tax-Free Fund of Colorado

Additional Information (unaudited)

Trustees(1)
and Officers			Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Fund and	Principal	Complex(4)	Other Directorships
Address(2)	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Interested Trustee(5)

Diana P. Herrmann New York, NY (1958)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998	Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary, 1986 - 2016, and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.	11	Director (for various periods since 2006) and Member of the Executive Committee (since 2016) of ICI Mutual Insurance Company, a Risk Retention Group; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Non-Interested Trustees

Thomas A. Christopher Danville, KY (1947)	Chair of the Board of Aquila Municipal Trust since 2017; Trustee since 2009	Senior partner of Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since 1977; Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Global Outreach International, since 2011; member of the Kentucky Primary Care Technical Advisory Committee, since 2017; Director, Sunrise Children’s Services Inc., 2010-2013; currently or formerly active with various professional and community organizations.\	5	None

36 | Aquila Tax-Free Fund of Colorado

Additional Information (unaudited)

Trustees(1)
and Officers			Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Fund and	Principal	Complex(4)	Other Directorships
Address(2)	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Ernest Calderón Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Partner, Frazer Ryan Goldberg & Arnold, LLP since October 2016; Lowis & Gellen 2015-2016; Ridenour Hienton, 2012-2015; Calderón Law Offices, 2004-2012; Jennings, Strouss & Salmon, PLC, 1992-2004; Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute.	5	None

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009	Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Commissioner, Utah State Securities Commission, 2013–present; Dean, Marriott School of Management, 2008-2013; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor’s Tax Review Committee, 1993-2009.	8	International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, “The Future of the Suburban City” Island Press, 2016.	7	None

37 | Aquila Tax-Free Fund of Colorado

Additional Information (unaudited)

Trustees(1)
and Officers			Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Fund and	Principal	Complex(4)	Other Directorships
Address(2)	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Glenn P. O’Flherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	8	Formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

James R. Ramsey Louisville, KY (1948)	Trustee of Aquila Municipal Trust since 2013	President, University of Louisville, 2002-2016; Professor of Economics, University of Louisville, 1999-2016; Kentucky Governor’s Senior Policy Advisor and State Budget Director, 1999-2002; Vice Chancellor for Finance and Administration, the University of North Carolina at Chapel Hill, 1998 to 1999; previously Vice President for Finance and Administration at Western Kentucky University, State Budget Director for the Commonwealth of Kentucky, Chief State Economist and Executive Director for the Office of Financial Management and Economic Analysis for the Commonwealth of Kentucky, Adjunct Professor at the University of Kentucky, Associate Professor at Loyola University-New Orleans and Assistant Professor at Middle Tennessee State University.	5	Community Bank and Trust, Pikeville, KY and Texas Roadhouse Inc.

Laureen L. White North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004.	5	None

38 | Aquila Tax-Free Fund of Colorado

(1) The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1000 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

(2) The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(3) Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.

(4) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(5) Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a Manager of the Distributor.

(6) The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

39 | Aquila Tax-Free Fund of Colorado

Positions
Held with
Name,	Trust and
Address	Length of
and Year of Birth(1)	Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Charles E. Childs, III New York, NY (1957)	Executive Vice President of Aquila Municipal Trust since 2003 and Secretary since 2011	Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Chief Operating Officer of the Manager and the Manager’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012; Manager of the Distributor since 2012.

Marie E. Aro New York, NY (1955)	Senior Vice President of Aquila Municipal Trust since 2010	Co-President, Aquila Distributors LLC since 2010, Vice President, 1993-1997; Senior Vice President, Aquila Municipal Trust (since 2013), Aquila Funds Trust (since 2013), Aquila Tax-Free Trust of Arizona (since 2010 and Vice President, 2004-2010), Aquila Three Peaks High Income Fund (since 2006), Hawaiian Tax-Free Trust and Aquila Tax-Free Trust of Oregon (since 2010), Aquila Three Peaks Opportunity Growth Fund (2004-2013) and Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund, Aquila Tax-Free Fund For Utah, and Aquila Tax-Free Fund of Colorado (2010-2013); Vice President, INVESCO Funds Group, 1998-2003.

Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013	Vice President of the Distributor since 1995; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013 and Aquila Funds Trust since 2013.

Todd W. Curtis Phoenix, AZ (1949)	Senior Vice President of Aquila Municipal Trust since 2004 and Portfolio Manager of Aquila Tax-Free Trust of Arizona (since 1986), Aquila Churchill Tax-Free Fund of Kentucky (since 2009) and Aquila Tax-Free Fund For Utah (since 2009)	Senior Vice President since 2004 and Portfolio Manager since 1986, Aquila Tax-Free Trust of Arizona; Vice President and portfolio manager, co-portfolio manager, or back-up portfolio manager of Aquila Churchill Tax-Free Fund of Kentucky since 2004; Vice President and portfolio manager or co-portfolio manager of Aquila Tax-Free Fund For Utah since 2009; Vice President and Portfolio Manager, Banc One Investment Advisors, Inc. and its predecessors, 1981-2004.

40 | Aquila Tax-Free Fund of Colorado

Positions
Held with
Name,	Trust and
Address	Length of
and Year of Birth(1)	Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Paul G. O’Brien New York, NY (1959)	Senior Vice President of Aquila Municipal Trust since 2010	Co-President, Aquila Distributors LLC since 2010, Managing Director, 2009-2010; Senior Vice President of various funds in the Aquila Group of Funds since 2010 and all funds since 2013; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Craig T. DiRuzzo Denver, CO (1976)	Vice President of Aquila Municipal Trust since 2013	Vice President, Aquila Municipal Trust, and Regional Sales Manager of the Distributor, since 2013; Regional Vice President, B I C Group, LLC, Denver, CO, 2012; Vice President, Wellesley Investment Advisors, Denver, CO, 2011-2012; Mutual Funds Sales Director, UBS Global Asset Management, Denver, CO, 2004-2010, Internal Investment Consultant, 2002-2004.

Royden P. Durham Louisville, KY (1951)	Vice President of Aquila Municipal Trust since 2013; Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011), Aquila Tax-Free Trust of Arizona (since 2017) and Aquila Tax-Free Fund For Utah (since 2017)	Vice President and portfolio manager or co-portfolio manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011); Vice President and portfolio manager of Aquila Tax-Free Trust of Arizona (since 2017) and Aquila Tax-Free Fund For Utah (since 2017); President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

Brandon M. Moody Crestwood, KY (1984)	Vice President of Aquila Municipal Trust since 2014	Vice President, Aquila Churchill Tax-Free Fund of Kentucky since 2014; Territory Manager, Jefferson National, 2010 - 2014; Licensed Financial Sales Consultant, PNC Investments, 2009-2010.

Nirmal Rijhwani Scottsdale, AZ (1978)	Vice President of Aquila Municipal Trust since 2016	Vice President, Aquila Tax-Free Trust of Arizona since December 2016; Regional Sales Manager, Aquila Distributors LLC since 2014; Regional Director - External Wholesaler, James Alpha Management, LLC,2012-2013; Regional Vice President – External Wholesaler, BIC Group, LLC. 2011-2012.

41 | Aquila Tax-Free Fund of Colorado

Positions
Held with
Name,	Trust and
Address	Length of
and Year of Birth(1)	Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

James T. Thompson Bountiful, Utah (1955)	Vice President of Aquila Municipal Trust since 2009; Portfolio Manager of Aquila Tax-Free Fund For Utah (since 2009), Aquila Tax-Free Trust of Arizona (since 2017) and Aquila Churchill Tax-Free Fund of Kentucky (since 2017)	Vice President and portfolio manager or co-portfolio manager of Aquila Tax-Free Fund For Utah, since 2009; Vice President or Assistant Vice President and portfolio manager or backup portfolio manager of Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky since 2009; Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

M. Kayleen Willis Salt Lake City, UT (1963)	Vice President of Aquila Municipal Trust since 2013	Vice President, Aquila Tax-Free Fund For Utah since 2003, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

Amy L. Rydalch Oakley, UT (1970)	Assistant Vice President of Aquila Municipal Trust since 2013	Assistant Vice President, Aquila Tax-Free Fund For Utah since 2010, independent credit analyst, 2001-2009, for Aquila Tax-Free Fund For Utah.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012	Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

42 | Aquila Tax-Free Fund of Colorado

Positions
Held with
Name,	Trust and
Address	Length of
and Year of Birth(1)	Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010	Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007; Investment Accountant, TIAA-CREF, 2007; Senior Fund Accountant, JP Morgan Chase, 2003-2006.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal since 2000	Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

____________________

(1) The mailing address of each officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(2) The term of office of each officer is one year.

(3) The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1000 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

43 | Aquila Tax-Free Fund of Colorado

Analysis of Expenses (unaudited)

     As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs, including management fees; distribution (“12b-1”) and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The table below is based on an investment of $1,000 invested on October 1, 2016 and held for the six months ended March 31, 2017.

Actual Expenses

     This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Six months ended March 31, 2017

	Actual
	Total Return	Beginning	Ending	Expenses
	Without	Account	Account	Paid During
	Sales Charges(1)	Value	Value	the Period(2)
Class A	(1.80)%	$1,000.00	$982.00	$3.31
Class C	(2.18)%	$1,000.00	$978.20	$7.94
Class Y	(1.68)%	$1,000.00	$983.20	$3.11

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class C shares. Total return is not annualized; as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio of 0.67%, 1.61% and 0.63% for the Fund’s Class A, C and Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

44 | Aquila Tax-Free Fund of Colorado

Analysis of Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

     Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs with respect to Class A shares. The example does not reflect the deduction of CDSC with respect to Class C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

Six months ended March 31, 2017

	Hypothetical
	Annualized	Beginning	Ending	Expenses
	Total	Account	Account	Paid During
	Return	Value	Value	the Period(1)
Class A	5.00%	$1,000.00	$1,021.59	$3.38
Class C	5.00%	$1,000.00	$1,016.90	$8.10
Class Y	5.00%	$1,000.00	$1,021.79	$3.18

(1)	Expenses are equal to the annualized expense ratio of 0.67%, 1.61% and 0.63% for the Trust’s Class A, C and Y shares, respectively, multiplied by the average by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

45 | Aquila Tax-Free Fund of Colorado

Information Available (unaudited)

     Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Fund’s entire list of portfolio securities twice a year in the semi-annual and annual reports you receive. Additionally, under Fund policies, the Manager publicly discloses the complete schedule of the Fund’s portfolio holdings, as of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of the Fund’s portfolio holdings schedule for the most recently completed period by visiting the Fund’s website at www.aquilafunds.com. Whenever you wish to see a listing of your Fund’s portfolio other than in your shareholder reports, please check our website at www.aquilafunds.com or call us at 1-800-437-1000.

     The Fund additionally files a complete list of its portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2016, the Fund did not vote any proxies. Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

     This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

     For the fiscal year ended March 31, 2017, $8,130,528 of dividends paid by Aquila Tax-Free Fund of Colorado, constituting 100% of total dividends paid, were exempt-interest dividends.

     Prior to February 15, 2018, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2017 calendar year.

46 | Aquila Tax-Free Fund of Colorado

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Founders

     Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Investment Sub-Adviser

KIRKPATRICK PETTIS CAPITAL MANAGEMENT

1550 Market Street, Suite 300

Denver, Colorado 80202

Board of Trustees
Thomas A. Christopher, Chair
Diana P. Herrmann, Vice Chair
Ernest Calderón
Gary C. Cornia
Grady Gammage, Jr.
Glenn P. O’Flaherty
James R. Ramsey
Laureen L. White

Officers

Diana P. Herrmann, President

Charles E. Childs, III, Executive Vice President and Secretary

Marie E. Aro, Senior Vice President

Paul G. O’Brien, Senior Vice President

Craig T. DiRuzzo, Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer

and Treasurer

Distributor

     AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

225 Liberty Street

New York, New York 10286

Independent Registered Public Accounting Firm

TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Further information is contained in the Prospectus, which must precede or accompany this report.

Annual Report March 31, 2017

Please Save the Date for your 2017 shareholder meeting.

Thursday, October 12, 2017

Sheraton Salt Lake City Hotel,
Salt Lake City

Details will be available on our website as the date approaches:

www.aquilafunds.com

or through your financial professional.

Aquila Tax-Free Fund For Utah “Municipal Bonds In The News” Serving Utah investors since 1992

May, 2017

Dear Fellow Shareholder:

     With the desperate need for investment in our nation’s infrastructure, it’s worthy to note that the new administration is considering, among other things, tax reform and infrastructure financing.

     You may recall in our 2016 Annual Report letter, we spoke about the American Society of Civil Engineers (“ASCE”) which every 4 years publishes a comprehensive assessment of our nation’s major infrastructure. The ASCE’s recently released 2017 report graded our overall infrastructure as a D+. This is the same grade as the 2013 report and a slight improvement over the 2009 overall grade of D which is defined as “Poor: At risk, with many elements approaching the end of their service life”.

     The Securities Industry Financial Markets Association (“SIFMA”) commented on the ASCE findings saying that the report “clearly shows the desperate need for a strong commitment to infrastructure investment.” SIFMA went on to say that it “strongly advocates that the tax-exemption for municipal bond interest remain intact so that it may continue to help America’s cities and states boost their local economies through the construction of new projects such as roads, hospitals, and schools.”

     A pro-active bi-partisan letter was recently sent to the House Ways and Means Committee. The letter, signed by 156 Congressmen, urges leadership to continue to recognize the vital role of tax-exempt municipal bonds. It specifically stresses the fact that municipal bonds provide an efficient means of financing economic growth that benefits all Americans.

     The letter notes that tax exemption is a “potent tool” because it reduces the costs to finance vital projects that touch us all. It goes on to say that voters “throughout the country overwhelmingly support tax-exempt municipal bonds” and “millions of Americans depend on municipal bonds for their economic security and invest in them because of their historically low-risk nature.”

     Municipal bonds have, in fact, experienced a far lower average default rate over the long term than corporate bonds. And, while you have likely heard that a few municipalities experienced problems in recent years, it is important to take a step back and look at the big picture.

     You may be aware that organizations such as Moody’s, S&P and Fitch register with the Securities and Exchange Commission (“SEC”) as Nationally Recognized Statistical Rating Organizations (“NRSROS”), subject to the SEC’s oversight and examination authority. Each of the NRSROs use a wide variety of financial analysis and modeling techniques to evaluate municipal issuers’ financial data and collateral, and consider such other factors they believe to be pertinent. Ultimately, the NRSRO ratings reflect their professional assessment of an issuer’s ability not only to pay interest as well as a bond’s face value at maturity, but also reflect the likelihood of financial recovery in the event of default. This process continues through routine ongoing reviews. And, in the interim, any major events or news announcements that affect an issuer’s debt may cause rating agencies to reassess, and possibly revise, their opinions. Similar reviews may also be conducted across an entire sector, such as hospitals or schools.

NOT A PART OF THE ANNUAL REPORT

     To gain a perspective into the historical low risk nature of municipal bonds, we believe it is useful to look at some data from Moody’s, the oldest bond rating agency, which began rating municipal bonds nearly 100 years ago in 1918. While the number of municipal obligations rated by Moody’s has grown substantially, from just over 3,300 issuers in 1970 to about 15,000 in 2015, only 99 issuers rated by Moody’s defaulted during those 45 years. Nearly all municipal issuers rated by Moody’s have ratings that are of investment grade quality. Moreover, 93% of the issuers are rated A or higher, as compared to only 25% of global corporate bond issuers.

     While this is good news, we are sensitive to the fact that past performance is not indicative of future results. That’s where we believe the expertise of your locally based investment team adds value.

     Our goal is to provide extra scrutiny of the individual securities in which your fund invests, bearing in mind first and foremost that your fund’s investment objective is to provide as high a level of tax-free income as is consistent with preservation of capital.

     We are very proud of the fact that Aquila Tax-Tree Fund For Utah has, in our view, not only met this objective, but that your fund has also served thousands of residents very well over the years through its support of Utah’s vital local infrastructure projects.

Sincerely,

Diana P. Herrmann, Vice Chair and President

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Tax-Free Fund For Utah Annual Report Management Discussion Serving Utah investors since 1992

     The twelve months ending March 31, 2017 met our expectations in terms of a move to slightly higher interest rates. The bell-weather ten-year U.S. Treasury yield stood at 1.77% on March 31, 2016 and had increased to 2.35% as of March 31, 2017. The twelve months saw the Federal Reserve Board (the “Fed”) increase the Fed Funds rate twice -- a quarter percent in December, 2016, and another quarter percent in March, 2017. We had expected two increases but with both occurring within 2016, but we did not anticipate that yields would spend most of the year below 2%, before jumping dramatically from 1.85% before the U.S. election, to almost 2.60% in mid-December, 2016. The seventy-five basis point (0.75%) jump was surprising in its quickness, and brought yields to the highest levels in more than two years. Driving the increase in yields was the viewpoint that the fiscal policies of tax cuts and infrastructure spending espoused by President Trump would be growth friendly. However, the reality of turning expectations into actions has now settled in during the early months of the Trump administration. Fiscal stimulus now appears as though it could come about later rather than sooner, and the result is a reversal of climbing interest rates with yields, as measured by the ten-year U.S. Treasury, settling into a trading range of 2.30% to 2.50%.

     As is typical, municipal yields mimicked the direction of theTreasury market. Ten-year AAA municipal yields traded at 1.75% on March 31, 2016 and increased to approximately 2.25% as of March 31, 2017, a fifty basis point (0.50%) jump similar to the fifty eight basis point (0.58%) jump for the ten-year Treasury.

Fund Performance

     Aquila Tax-Free Fund For Utah (the “Fund”) Class A shares generally outperformed the Bloomberg Barclays Quality Intermediate Municipal Bond Index (the “Index”) for much of the fiscal year ended March 31, 2017. The longer duration of the Fund constrained returns, however, after the election, resulting in the Fund’s underperformance of the Index for the fiscal year. Rates on 10 year AAA municipal bonds increased 53 basis points (0.53%) post-election (November 9, 2016) through the Fund’s March 31, 2017 fiscal year end, during which time the Fund posted an increase, or return, of just 6 basis points (0.06%). The Fund’s average coupon at the start of the fiscal year was 4.64%. With the increase in interest rates, the Fund was able to increase the average coupon to 4.78%, closer to the 4.79% of the Index. We believe that when we are able to position the Fund’s portfolio closer to the Index, it should perform close to or somewhat better than the Index.

1 | Aquila Tax-Free Fund For Utah

MANAGEMENT DISCUSSION (continued)

     Fund data of note are as follows:

March 31, 2017
1 Year Total Return
Aquila Tax-Free Fund For Utah
Class A Share	-0.26%
Class Y Share	-0.05%
Index	0.13%

March 31, 2017
	Modified Duration	Effective Duration
Aquila Tax-Free Fund For Utah	5.06 years	6.06 years
Index	4.33 years	4.47 years

Municipal Market

     Municipal issuance continued strong over the past year. On a calendar year basis, national issuance equaled a record $445 billion for 2016, a 9.8% increase from 2015. Municipalities continued a trend of refinancing debt (called refunding) to reduce debt costs and to improve balance sheets. For 2017, we anticipate issuance to be a bit less on the national level and, based upon year to date activity, expect to see a slowdown in refunding activity.

     Utah issuance statistics are skewed by the $900 million Salt Lake City Airport bond issue that came in February of this year. Nonetheless, Utah has benefitted from the number of school districts issuing debt that was voter-approved in November 2016. In fact, Utah issuance, less the Airport bonds, is up 56% in the first four months of 2017. Salt Lake City issued more debt in the first 4 months of 2017, for a number of different projects, than they have in the past 7 years. Utah legislature also approved over $1 billion in debt for the prison relocation and road projects, although the State has informed the market they are going to issue bonds in measured amounts over the next few years. There are also concerns that Utah new issuance supply could be reduced in the second half of the year.

     A measure of value for municipals, the Municipal/Treasury ratio (the yield on AAA-rated municipal bonds relative to the yield on a U.S. Treasury of similar maturity) was less favorable during the past twelve months. As of March 31, 2017, the ratios stood at 83%, 87%, 95%, and 102% for the 5, 7, 10, and 30 year comparisons respectively. The ratios continue to show the attractiveness of municipals, but the sector again this year has lost some of the “cheapness” exhibited in previous years.

     During the coming year, we will continue to monitor the creditworthiness of several pockets within the municipal sector and any potential spillover impact to the Fund.

U.S. Economy

     Economic growth as measured by Gross Domestic Product (“GDP”) is currently forecast by the Blue Chip Economic Forecast to be a positive 2.2% for 2017, an improvement over the 1.6% growth of 2016 but still a modest rate of overall growth. A decade-low unemployment rate for March, 2017 of 4.5% has not produced substantial upward pressure on wages as one might expect. However, inflation projections are increasing. Again referencing the Blue Chip Economic Forecast, the consensus is a forecast of a 2.5% increase in the U.S. consumer price index (“CPI”) for 2017. This would be a noticeable increase over the modest increases experienced over the past three to four years. Still, the pace of economic growth and rising prices do not demonstrate a pattern that might prompt the Fed to announce two to three additional Fed Funds increases during 2017.

2 | Aquila Tax-Free Fund For Utah

MANAGEMENT DISCUSSION (continued)

     We do believe economic growth on a world basis is improving yet many hurdles remain that could disrupt such improvement. Both China and Europe have shown growth improvement as well as South America and Japan. Still, geopolitical risks remain worldwide, particularly with the uncertainty in the Middle East and North Korea. Great Britain’s exit from the European Union (“Brexit”) and elections in France and Germany could further complicate the pace of economic growth and, more importantly, market reactions.

     As mentioned above, U.S. projections will respond to clarity on President Trump’s tax reform and infrastructure programs. Both are expected to provide fiscal stimulus to the U.S. economy but currently we have substantial doubt on the ability of Congress to reach agreement on such major reforms. Thus we see a number of questions on U.S. economic growth which will tend to keep uncertainty front and center in 2017.

Utah Economy

     The economy of Utah continues to grow. Three large construction projects, Salt Lake International Airport, Utah State prison relocation and the I-15 road project, are expected to contribute billions of dollars to the economy over the next 5 years.

     In its Report to the Governor, the Kem C. Gardner Policy Institute highlighted economic progress in Utah. Some of the highlights are:

      • Employment – Utah added an estimated 49,500 jobs in 2016. Its 3.6 percent employment growth was more than double the national rate of 1.7 percent. All major sectors posted job growth.

      • Population – Utah’s population surpassed the 3 million mark in 2016. Net in-migration of just over 24,000 was the most in 10 years and contributed to 40 percent of the state’s total population growth.

      • Construction –The construction sector posted the highest job growth in 2016, 6.8 percent, fueled by both robust residential and commercial activity. The value of commercial construction reached a record $2.5 billion in 2016.

      • Leisure and hospitality – The leisure and hospitality sector posted 6.1 percent job growth in 2016, fueled by low unemployment and rising wages for Utahans, along with growth in travel and tourism activity; Utah’s ski resorts and national parks hosted a record number of visitors in 2016.

     In 2016, according to Vicki Varela, from the office of Utah tourism, travelers spent approximately $8.17 billion in Utah generating $1.15 billion in local and state tax revenue. Tourism is, in our view, very important to the success of Utah’s economy.

     Utah’s economy also continues to diversify. Recently, Forbes Magazine named Salt Lake City the next “Tech Mecca”. “Silicon Slopes”, as the tech scene is called, “is an ever growing, but less-frenzied version of the tech scene in the Bay Area”, Forbes said.

3 | Aquila Tax-Free Fund For Utah

MANAGEMENT DISCUSSION (continued)

Outlook and Strategy

     We believe uncertainty will pervade the markets this year. We believe the Fed will increase short-term interest rates by 25 to 50 basis points (a basis point is 1/100th of 1%) over the next twelve months. Furthermore, we see the Fed Funds rate increases causing the yield curve to flatten. This means the short-term rates of one and two year maturities increase a greater amount than rates of ten and thirty year maturities. As such, we do not see a substantial increase in the level of interest rates and anticipate the ten-year Treasury possibly inching higher to near 2.75%.

     Economic conditions appear to be more optimistic since the election, but the economic releases have not been as optimistic. The Fed continues to seek to assure the markets that interest rate increases will be measured and data dependent. We believe this is a time to be nimble and take advantage of opportunities. The reaction to the election demonstrates how fickle the markets can be. Having a liquid, high quality portfolio should be an advantage for the Fund if, and when, the markets encounter any “knee jerk” reactions. We feel that a portfolio that is highly rated and has intermediate maturities will perform well during a period of rising interest rates. We intend to continue to focus in intermediate maturity bonds, well-rated with defensive coupons.

______________________________

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term securities. Conversely, when interest rates fall, the value of your investment may rise. Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

If interest rates fall, an issuer may exercise its right to prepay its securities, and the Fund could be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

4 | Aquila Tax-Free Fund For Utah

PERFORMANCE REPORT

     The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Tax-Free Fund For Utah for the 10-year period ended March 31, 2017 as compared with the Bloomberg Barclays Quality Intermediate Municipal Bond Index (the “Bloomberg Barclays Quality Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Bloomberg Barclays Quality Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance for the limited number of states in which Aquila Tax-Free Fund For Utah may invest.

	Average Annual Total Return
	for periods ended March 31, 2017
				Since
Class and Inception Date	1 Year	5 Years	10 Years	Inception
Class A since 7/24/92
With Maximum Sales Charge	(4.25)%	2.54%	3.55%	4.75%
Without Sales Charge	(0.26)	3.38	3.97	4.92
Class C since 5/21/96
With CDSC*	(2.05)	2.57	3.15	3.78
Without CDSC	(1.06)	2.57	3.15	3.78
Class Y since 5/21/96
No Sales Charge	(0.05)	3.58	4.18	4.90

Bloomberg Barclays Quality Index	0.13	2.45	4.01	4.79	(Class A)
				4.55	(Class C & Y)

Total return figures shown for the Fund reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes and/ or the Federal Alternative Minimum Tax (“AMT”). Past performance is not predictive of future investment results.

* CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

5 | Aquila Tax-Free Fund For Utah

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Municipal Trust and the

Shareholders of Aquila Tax-Free Fund For Utah:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Aquila Tax-Free Fund For Utah as of March 31, 2017 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the each of the four years in the period then ended, the nine month period ended March 31, 2013 and the year in the period ended June 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aquila Tax-Free Fund For Utah as of March 31, 2017, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 25, 2017

6 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (15.4%)	(unaudited)	Value

	City & County (5.0%)
	Carson City, Nevada
$ 1,000,000 5.000%, 05/01/28		A1/AA-/NR	$1,150,930
	Clark County, Nevada, Refunding
2,280,000	5.000%, 12/01/29 Series A	Aa1/AA+/NR	2,496,942
1,000,000	5.000%, 07/01/23 Series B	Aa1/AA+/NR	1,097,230
	Henderson, Nevada Refunding
	Various Purpose
1,000,000	5.000%, 06/01/33 Series B	Aa2/AA+/NR	1,147,930
750,000	5.000%, 06/01/30 Series 2014	Aa2/AA+/NR	873,195
750,000	5.000%, 06/01/35 Series 2014	Aa2/AA+/NR	852,645
	Houston, Texas Public Improvement
1,000,000	5.000%, 03/01/29	Aa3/AA/NR	1,066,160
1,000,000	5.000%, 03/01/33	Aa3/AA/NR	1,129,400
	Matanuska-Susitna Borough, Alaska
1,000,000	4.500%, 07/01/30	NR/AA+/AA	1,117,650
	Miami Gardens, Florida
1,000,000	5.000%, 07/01/29	A1/A+/NR	1,148,860
	Orem, Utah Refunding
900,000	0.250%, 12/01/17	NR/AA/AA+	895,941
	Reedy Creek, Florida Improvement
	District
1,000,000	5.250%, 06/01/29 Series A	Aa3/AA-/AA-	1,165,890
	Reno, Nevada, Capital Improvement
	Refunding
1,000,000	5.000%, 06/01/28	A1/A-/NR	1,134,450
	San Angelo, Texas Certificates of
	Obligation
2,765,000	5.000%, 02/15/30 Series A	Aa2/AA/AA+	3,037,104
	Washoe County, Nevada Refunding
	Reno Sparks Convention
2,000,000	5.000%, 07/01/28	Aa2/AA/NR	2,270,520
	Total City and County		20,584,847

	Hospital (0.5%)
	King County, Washington Public Hospital
	District No. 001, Refunding, Valley
	Medical Center, Limited Tax
1,000,000	5.000%, 12/01/26	A2/A/NR	1,152,950

7 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value

	Hospital (continued)
	King County, Washington Public Hospital
	District No. 002, Refunding,
	Evergreen Healthcare
$1,000,000	5.250%, 12/01/28	Aa3/A+/NR	$1,122,260
	Total Hospital		2,275,210

	Local Public Property (0.3%)
	Houston, Texas Public Improvement
1,000,000	5.000%, 03/01/35 Series A	Aa3/AA/NR	1,118,760

	Public Schools (7.9%)
	Aldine, Texas Independent School District
1,000,000	4.000%, 02/15/37 PSF Guaranteed	Aaa/AAA/NR	1,038,950
	Clark County, Nevada School District
	Limited Tax
2,000,000	4.000%, 06/15/30 Series D	A1/AA-/NR	2,098,820
	Davis County, Utah School District
	(School Board Guaranty Program)
4,395,000	4.000%, 06/01/25 Series B	Aaa/NR/NR	4,969,339
	Duchesne County, Utah School District
	(School Building, School Board
	Guaranty Program)
6,250,000	4.000%, 06/01/32	Aaa/NR/NR	6,673,937
	Eagle Pass, Texas Independent
	School District
2,580,000	4.000%, 08/15/35 PSF Guaranteed	NR/AAA/AAA	2,720,094
	Forney, Texas Independent School District
	Capital Appreciation Refunding
1,000,000	zero coupon, 08/15/39 AGMC Insured	NR/AA/NR	351,370
	Jefferson County, Washington School
	District No. 50 Port Townsend (School
	Board Guaranty Program)
1,000,000	5.000%, 12/01/35	Aa1/NR/NR	1,142,420

8 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value

	Public Schools (continued)
	Lewis County, Washington School District
	No. 302 Chehalis (School Board
	Guaranty Program)
$1,000,000	5.000%, 12/01/34	Aa1/NR/NR	$1,123,690
	Taylor, Texas Consolidated Independent
	School District
1,000,000	4.000%, 02/15/34 PSF Guaranteed	NR/AAA/NR	1,062,060
	Washington County, Utah School District
	(School Board Guaranty Program)
2,880,000	5.000%, 03/01/30 Series B	Aaa/NR/AAA	3,443,990
3,020,000	5.000%, 03/01/31 Series B	Aaa/NR/AAA	3,576,858
	Washoe County, Nevada School District
	Refunding & School Improvement
2,000,000	5.000%, 06/01/30 Series A	Aa3/AA/NR	2,243,160
	Willis, Texas Independent School District
1,000,000	4.000%, 02/15/34 PSF Guaranteed	Aaa/NR/NR	1,044,760
	Wylie, Texas Independent School District
	Capital Appreciation
1,000,000	zero coupon, 08/15/32 PSF Guaranteed	Aaa/NR/NR	576,220
	Total Public Schools		32,065,668

	State (0.9%)
	Texas State Transportation Commission
	Highway Improvement
1,000,000	5.000%, 04/01/29	Aaa/AAA/AAA	1,170,580
	Texas State Transportation Commission
	Mobility Fund
1,000,000	5.000%, 10/01/31 Series 2015A	Aaa/AAA/AAA	1,174,270
	Texas State Water Financial Assistance.
1,000,000	5.000%, 08/01/30 Series E	Aaa/AAA/AAA	1,177,710
	Total State		3,522,560

	Water and Sewer (0.8%)
	Central Utah Water Conservancy
	District Refunding
765,000	5.000%, 04/01/28 Series B	NR/AA+/AAA	862,591

9 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value

	Water and Sewer (continued)
	Las Vegas Valley, Nevada Water
	District Refunding
$1,200,000	5.000%, 06/01/30 Series C	Aa1/AA/NR	$1,355,628
	Las Vegas Valley, Nevada Water District
	Refunding, Limited Tax & Water
	Improvement
1,000,000	5.000%, 06/01/36 Series A	Aa1/AA/NR	1,146,970
	Total Water and Sewer		3,365,189
	Total General Obligation Bonds		62,932,234

	Revenue Bonds (68.3%)

	Airport (2.6%)
	Broward County, Florida Airport
	System Refunding
1,000,000	5.375%, 10/01/29 Series O	A1/A+/A	1,086,890
	Clark County, Nevada Passenger Facilities
	Charge Las Vegas-McCarran
	International Airport
1,500,000	5.000%, 07/01/30	Aa3/A+/NR	1,625,160
	Miami-Dade County, Florida Aviation
	Miami International Airport
1,675,000	5.000%, 10/01/22 Series A-1	A2/A/A	1,874,157
	Salt Lake City, Utah Airport Revenue,
	Salt Lake City International Airport
1,000,000	5.000%, 07/01/27 AMT Series A	A2/A+/NR	1,187,770
1,500,000	5.000%, 07/01/30 AMT Series A	A2/A+/NR	1,741,185
700,000	5.000%, 07/01/30 Series B	A2/A+/NR	829,388
500,000	5.000%, 07/01/31 Series B	A2/A+/NR	588,055
1,525,000	5.000%, 07/01/37 Series B	A2/A+/NR	1,747,192
	Total Airport		10,679,797

	Charter Schools (9.5%)
	Utah County, Utah Charter School
	Revenue Renaissance Academy
50,000	5.350%, 07/15/17 Series A 144A	NR/NR/NR*	50,160

10 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Charter Schools (continued)
	Utah State Charter School Finance
	Authority George Washington Academy
$500,000	1.000%, 04/15/18 Series 2015	NR/AA/NR	$498,930
1,500,000	5.000%, 04/15/35 Series 2015	NR/AA/NR	1,629,360
	Utah State Charter School Finance
	Authority Good Foundations Academy
830,000	4.750%, 11/15/24 Series A 144A	NR/NR/NR*	830,706
1,655,000	5.550%, 11/15/34 Series A 144A	NR/NR/NR*	1,655,877
3,280,000	5.850%, 11/15/44 Series A 144A	NR/NR/NR*	3,281,312
	Utah State Charter School Finance
	Authority Hawthorn Academy Project
2,165,000	5.000%, 10/15/29 Series 2014	NR/AA/NR	2,422,310
	Utah State Charter School Finance
	Authority Lakeview Academy
1,300,000	5.000%, 10/15/35 Series 2015	NR/AA/NR	1,423,617
	Utah State Charter School Finance
	Authority Legacy Preparatory Academy
405,000	4.000%, 04/15/22	NR/AA/NR	438,514
440,000	4.000%, 04/15/24	NR/AA/NR	476,683
2,530,000	5.000%, 04/15/29	NR/AA/NR	2,846,908
	Utah State Charter School Finance Authority
	Monticello Academy
	(School Board Guaranty Program)
1,000,000	5.000%, 04/15/37 Series 2014	NR/AA/NR	1,081,080
	Utah State Charter School Finance Authority
	Ogden Preparatory Academy
	(School Board Guaranty Program)
475,000	4.000%, 10/15/22	NR/AA/NR	514,378
505,000	4.000%, 10/15/23	NR/AA/NR	542,259
525,000	4.000%, 10/15/24	NR/AA/NR	558,159
	Utah State Charter School Finance Authority
	Providence Hall Elementary School
	(School Board Guaranty Program)
1,000,000	5.250%, 10/15/28 Series 2013A	NR/AA/NR	1,140,110
1,000,000	5.000%, 10/15/33 Series 2013A	NR/AA/NR	1,087,460

11 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Charter Schools (continued)
	Utah State Charter School Finance Authority
	Davinci Academy, Refunding
	& Improvement
$1,000,000	7.050%, 09/15/26 Series 2011A	NR/BBB-/NR	$1,104,100
	Utah State Charter School Finance
	Authority Venture Academy
360,000	0.500%, 10/15/19	NR/AA/NR	349,538
675,000	4.000%, 10/15/24	NR/AA/NR	718,160
855,000	5.000%, 10/15/29	NR/AA/NR	956,617
1,095,000	5.000%, 10/15/34	NR/AA/NR	1,200,580
1,095,000	5.000%, 10/15/38	NR/AA/NR	1,189,269
2,115,000	5.000%, 10/15/44	NR/AA/NR	2,286,971
	Utah State Charter School Finance
	Authority Voyage Academy
1,465,000	5.000%, 03/15/27 144A	NR/NR/NR*	1,484,148
2,440,000	5.500%, 03/15/37 144A	NR/NR/NR*	2,452,395
4,785,000	5.600%, 03/15/47 144A	NR/NR/NR*	4,788,684
	Utah State Charter School Finance Authority
	Wasatch Peak Academy Project
	(School Board Guaranty Program)
740,000	5.000%, 10/15/29	NR/AA/NR	820,616
700,000	5.000%, 10/15/36	NR/AA/NR	758,982
	Total Charter Schools		38,587,883

	Electric (7.6%)
	Clark County, Washington Public Utility
	District No. 001 Electric
	Revenue Refunding
880,000	5.000%, 01/01/30	A1/A/A+	1,000,058
	Consolidated Wyoming Municipalities
	Electric Facilities Improvement Lease,
	Gillette
1,000,000	5.000%, 06/01/31	A1/A+/NR	1,117,650
	Jacksonville Electric Authority, Florida
	Electric System Revenue
500,000	4.500%, 10/01/32 Series Three 2012A.	Aa2/AA-/AA	534,600

12 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Electric (continued)
	Lower Colorado River Authority, Texas
$1,470,000	5.250%, 05/15/29	A2/A/A	$1,579,015
1,000,000	5.000%, 05/15/36 Series A	A2/A/A	1,101,560
	Lower Colorado River Authority, Texas
	Transmission Contract Revenue
1,000,000	5.000%, 05/15/30	NR/A/A+	1,135,310
	San Antonio, Texas Electric & Gas
	Revenue System
2,000,000	4.000%, 02/01/33	Aa1/AA/AA+	2,104,760
	Southeast Alaska Power Agency Electric
	Refunding & Improvement
1,170,000	5.250%, 06/01/30	NR/A-/NR	1,359,247
	St. George, Utah Electric Revenue
1,820,000	4.000%, 06/01/32 AGMC Insured	A2/AA/NR	1,948,146
	Utah Associated Municipal Power System
	Revenue, Horse Butte Wind Project
1,005,000	5.000%, 09/01/32 Series A	NR/A/A	1,135,620
	Utah Associated Municipal Power System
	Revenue Refunding, Payson Power Project
2,000,000	5.000%, 04/01/24	NR/A-/A	2,264,640
1,000,000	5.000%, 04/01/25	NR/A-/A	1,130,020
6,375,000	5.000%, 04/01/26	NR/A-/A	7,189,279
	Utah Associated Municipal Power System
	Revenue, Veyo Heat Recovery Project
795,000	5.000%, 03/01/30	NR/A/A	893,055
905,000	5.000%, 03/01/32	NR/A/A	1,005,274
745,000	5.000%, 03/01/34	NR/A/A	815,112
	Utah State Municipal Power Agency
	Power Supply System Revenue
330,000	5.000%, 07/01/23	NR/A+/A	385,255
3,000,000	5.000%, 07/01/38 Series B	NR/A+/A	3,352,470
	Wyoming Municipal Power Agency Power
	Supply System Revenue
665,000	5.000%, 01/01/27 Series A BAMI Insured	A2/AA/NR	791,423
	Total Electric		30,842,494

13 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Higher Education (8.0%)
	Florida Higher Education Facilities
	Authority Revenue, Refunding,
	Rollins College Project
$1,000,000	5.000%, 12/01/37 Series A	A2/NR/NR	$1,097,290
	Salt Lake County, Utah Westminster
	College Project
685,000	5.000%, 10/01/19	NR/BBB/NR	737,074
720,000	5.000%, 10/01/20	NR/BBB/NR	789,127
790,000	5.000%, 10/01/22	NR/BBB/NR	886,822
1,970,000	5.000%, 10/01/25	NR/BBB/NR	2,160,282
955,000	5.000%, 10/01/28	NR/BBB/NR	1,074,127
1,845,000	5.000%, 10/01/29	NR/BBB/NR	2,001,622
1,005,000	5.000%, 10/01/29	NR/BBB/NR	1,128,263
1,055,000	5.000%, 10/01/30	NR/BBB/NR	1,178,161
	South Dakota Board of Regents,
	Housing & Auxiliary Facilities System
500,000	5.000%, 04/01/28	Aa3/NR/NR	582,495
	University of South Florida Financing Corp.,
	Florida COP Refunding Master
	Lease Program
1,000,000	5.000%, 07/01/31 Series A	A1/A+/NR	1,128,640
	University of Wyoming Facilities
500,000	4.000%, 06/01/31	Aa2/NR/NR	530,290
	Utah State Board of Regents,
	Dixie State University
1,800,000	5.000%, 06/01/30 AGMC Insured	NR/AA/NR	2,092,590
	Utah State Board of Regents Lease Revenue
410,000	4.500%, 05/01/20 AMBAC Insured	NR/AA/NR	411,095
425,000	4.500%, 05/01/21 AMBAC Insured	NR/AA/NR	426,131
450,000	4.625%, 05/01/22 AMBAC Insured	NR/AA/NR	451,233
120,000	4.650%, 05/01/23 AMBAC Insured	NR/AA/NR	120,331
	Utah State Board of Regents, Student
	Facilities System Revenue,
	Weber State University
750,000	5.000%, 04/01/29 AGMC Insured	NR/AA/NR	899,273
200,000	5.000%, 04/01/30 AGMC Insured	NR/AA/NR	240,138

14 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Higher Education (continued)
	Utah State Board of Regents, University
	of Utah
$530,000	5.000%, 08/01/33 Series A	Aa1/AA+/NR	$613,873
600,000	5.000%, 08/01/35 Series A	Aa1/AA+/NR	689,676
500,000	4.000%, 08/01/36 Series A	Aa1/AA+/NR	525,270
1,000,000	5.000%, 08/01/35 Series B-1	Aa1/AA+/NR	1,162,440
1,500,000	5.000%, 08/01/36 Series B-1	Aa1/AA+/NR	1,738,365
	Utah State Board of Regents,
	Utah State University
1,105,000	4.000%, 12/01/30 Series B	NR/AA/NR	1,193,908
	Utah State Board of Regents, Utah Valley
	University Student Center Building Fee
	And Unified System Revenue
3,005,000	5.000%, 11/01/28 Series 2012A	NR/AA/NR	3,467,800
	Utah State University Student Building Fee
1,285,000	5.000%, 12/01/29 Series B	NR/AA/NR	1,489,431
1,355,000	5.000%, 12/01/30 Series B	NR/AA/NR	1,567,193
	Washington State Higher Education
	Facilities Authority Revenue,
	Whitman College Project
2,070,000	5.000%, 01/01/32	Aa3/NR/NR	2,323,472
	Total Higher Education		32,706,412

	Hospital (2.5%)
	Brevard County, Florida Health Facilities
	Authority Health First Inc. Project
890,000	5.000%, 04/01/18	A2/A/NR	890,000
750,000	5.000%, 04/01/30	A2/A/NR	825,067
	Campbell County, Wyoming Hospital
	District, Hospital Revenue,
	Memorial Hospital Project
1,040,000	5.000%, 12/01/20	NR/A-/NR	1,128,442
1,000,000	5.500%, 12/01/34	NR/A-/NR	1,076,580
	Harris County, Texas Health Facilities
	Development Corp., Christus Health
540,000	4.750%, 07/01/30 AGMC Insured	A1/AA/NR	572,713

15 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH

SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Hospital (continued)
	Miami-Dade County, Florida Public
	Facilities, Jackson Health System
$1,000,000	5.000%, 06/01/29 Series A	Aa3/A+/AA-	$1,142,150
	Reno, Nevada Hospital Revenue,
	Washoe Medical Center
70,000	5.000%, 06/01/23 AGMC Insured	A2/AA/NR	72,533
65,000	5.000%, 06/01/23 AGMC Insured	A2/AA/NR	67,374
	Riverton, Utah Hospital Revenue,
	Intermountain Health Care
	Health Services, Inc.
940,000	5.000%, 08/15/36	Aa1/AA+/NR	997,302
	Utah County, Utah Hospital Revenue,
	IHC Health Services, Inc.
1,205,000	5.000%, 05/15/25	Aa1/AA+/NR	1,362,228
880,000	5.000%, 05/15/28	Aa1/AA+/NR	987,008
500,000	5.000%, 05/15/29	Aa1/AA+/NR	558,695
	Washington State Health Care Facilities
	Authority Revenue, Refunding,
	Fred Hutchinson Cancer
595,000	5.000%, 01/01/18	A3/A/NR	613,005
	Total Hospital		10,293,097

	Housing (0.6%)
	Utah Housing Corporation Single
	Family Mortgage
75,000	4.950%, 01/01/32 Series A Class II	Aa2/AA/AA	77,111
525,000	4.500%, 01/01/24 Series A Class III	Aa3/AA-/AA-	543,743
90,000	4.625%, 07/01/32 Series B-1 Class II	Aa2/AA/AA	91,852
275,000	4.500%, 07/01/23 Series C	Aa3/AA-/AA-	282,172
1,275,000	4.000%, 01/01/36 Series D FHA Insured	Aa3/AA-/AA-	1,281,018
	Total Housing		2,275,896

	Local Public Property (10.8%)
	Brigham, Utah Special Assessment
	Voluntary Assessment Area
1,140,000	5.250%, 08/01/23	A1/NR/NR	1,238,006
316,000	5.500%, 08/01/29	A1/NR/NR	344,810

16 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Local Public Property (continued)
	Brownsville, Texas Navigation District
	- Senior Lien
$1,220,000	5.000%, 03/01/30 AGMC Insured AMT	A2/AA/NR	$1,362,899
	Civicventures, Alaska Revenue Refunding,
	Anchorage Convention Center
1,000,000	5.000%, 09/01/28	NR/A/AA-	1,130,930
1,000,000	5.000%, 09/01/29	NR/A/AA-	1,122,310
1,000,000	5.000%, 09/01/30	NR/A/AA-	1,116,870
	Clark County, Nevada Improvement
	District Special Local Improvement
	#128 (Summerlin)
490,000	5.000%, 02/01/21 Series A	NR/NR/NR*	490,740
	Downtown Redevelopment Authority
	Texas Tax Increment Contract Revenue.
1,000,000	5.000%, 09/01/30 BAMI Insured	NR/AA/NR	1,109,150
	Eagle Mountain, Utah Special
	Assessment Area
405,000	5.250%, 05/01/28 Series 2013	NR/A+/NR	446,253
	Harris County, Texas Sports Refunding
	Senior Lien
500,000	5.000%, 11/15/30 Series A	A2/A-/NR	565,765
	Herriman, Utah Special Assessment
	Towne Center Assessment Area
245,000	5.000%, 11/01/29	NR/AA-/NR	272,369
	Houston, Texas Hotel Occupancy Tax
	and Special Revenue
1,000,000	5.000%, 09/01/31	A2/A-/NR	1,123,430
	Jacksonville, Florida Special Revenue
	and Refunding Bonds
1,015,000	5.250%, 10/01/32 Series A	Aa3/AA-/AA-	1,185,205
	Mesquite, Nevada New Special
	Improvement District
95,000	5.250%, 08/01/17	NR/NR/NR*	95,467
210,000	5.350%, 08/01/19	NR/NR/NR*	211,079
90,000	5.400%, 08/01/20	NR/NR/NR*	90,422
325,000	5.500%, 08/01/25	NR/NR/NR*	325,809

17 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Local Public Property (continued)
	New Albany, Indiana
	Development Authority
$500,000	4.250%, 02/01/22	NR/A+/NR	$500,925
	Orange County, Florida Tourist
	Development Tax Revenue Refunding
1,000,000	5.000%, 10/01/30	Aa3/AA-/AA	1,157,830
	Orem, Utah Special Assessment
155,000	7.750%, 11/01/25	NR/NR/NR*	157,235
	Salt Lake City, Utah Local Building
	Authority Lease Revenue
955,000	4.000%, 10/15/23 Series A	Aa1/NR/AA+	1,047,043
395,000	4.000%, 04/15/32 Series A	Aa1/NR/NR	415,173
425,000	4.000%, 04/15/34 Series A	Aa1/NR/NR	442,327
460,000	4.000%, 04/15/36 Series A	Aa1/NR/NR	475,865
	Salt Lake City, Utah Mosquito
	Abatement District Local Building
	Authority Lease Revenue
730,000	5.000%, 02/15/29	Aa2/NR/NR	876,584
810,000	5.000%, 02/15/31	Aa2/NR/NR	954,949
	South Jordan, Utah Special Assessment
	(Daybreak Assessment Area No. 1)
1,370,000	4.000%, 11/01/27	NR/AA+/NR	1,509,603
1,735,000	4.000%, 11/01/28	NR/AA+/NR	1,890,473
1,500,000	4.000%, 11/01/30	NR/AA+/NR	1,607,190
	Springville, Utah Special Assessment
	Revenue
40,000	5.650%, 01/15/18	NR/NR/NR*	39,970
43,000	5.800%, 01/15/19	NR/NR/NR*	42,846
37,000	5.900%, 01/15/20	NR/NR/NR*	36,631
	St. Augustine, Florida Capital
	Improvement Refunding
500,000	5.000%, 10/01/34	Aa3/A+/A+	566,120
	St. Lucie County, Florida School Board
	COP Master Lease Program
500,000	5.000%, 07/01/30 Series A	A1/A/A+	562,240

18 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Local Public Property (continued)
	Unified Utah Fire Service Area Local
	Building Authority Lease Revenue
$2,350,000	4.000%, 04/01/32	Aa2/NR/NR	$2,499,578
2,450,000	4.000%, 04/01/33	Aa2/NR/NR	2,592,811
	Washington County, Utah Municipal
	Building Authority Lease Revenue
500,000	5.000%, 10/01/32	Aa3/NR/NR	563,120
500,000	5.000%, 10/01/37	Aa3/NR/NR	552,880
	Weber County, Utah Special Assessment
	Summit Mountain Area
1,590,000	5.500%, 01/15/28	NR/AA-/NR	1,875,055
4,120,000	5.750%, 01/15/33	NR/AA-/NR	4,901,935
	West Jordan, Utah Municipal Building
	Authority Lease Revenue
1,000,000	5.000%, 10/01/29	Aa3/NR/NR	1,148,950
1,000,000	5.000%, 10/01/34	Aa3/NR/NR	1,116,800
	West Valley City, Utah Municipal
	Building Authority Lease
	Revenue Refunding
900,000	4.000%, 02/01/33 AGMC Insured	NR/AA/AA-	929,718
1,310,000	4.000%, 02/01/38 AGMC Insured	NR/AA/AA-	1,333,370
	West Valley City, Utah Redevelopment
	Agency Revenue Refunding
1,885,000	5.000%, 11/01/36	NR/AA-/NR	2,108,373
	Total Local Public Property		44,137,108

	Public Schools (0.9%)
	Ogden City, Utah Municipal Building
	Authority School District Lease Revenue
1,315,000	5.000%, 01/15/31	Aa3/NR/NR	1,505,517
	Uintah County, Utah School District
	Municipal Building Authority Lease
	Revenue Refunding
2,327,000	2.000%, 08/01/22	NR/NR/NR*	2,327,256
	Total Public Schools		3,832,773

19 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Sales Tax (5.3%)
	Bountiful City, Utah Sales Tax
	Refunding Bond
$220,000	4.000%, 06/01/17	NR/AA/NR	$221,100
	Central Puget Sound, Washington
	Regional Transit Authority Sales & Use
	Tax Improvement & Refunding
1,000,000	5.000%, 11/01/31	Aa1/AAA/NR	1,173,270
	Cottonwood Heights, Utah Sales
	Tax Revenue
2,000,000	5.000%, 07/01/32 Series 2014	NR/AA-/NR	2,277,980
	Draper, Utah Sales Tax Revenue
1,000,000	5.000%, 05/01/32 Series A	NR/AA/NR	1,144,000
	Herriman City, Utah Sales & Franchise
	Tax Revenue Refunding
350,000	1.000%, 08/01/19 Series B	NR/AA-/NR	346,811
2,040,000	4.000%, 08/01/25 Series B	NR/AA-/NR	2,266,950
2,135,000	4.000%, 08/01/30 Series B	NR/AA-/NR	2,268,480
1,515,000	5.000%, 08/01/33 Series B	NR/AA-/NR	1,722,282
	Miami-Dade County, Florida Transit
	System Sales Surtax Revenue
1,000,000	5.000%, 07/01/34	A1/AA/AA	1,132,500
	Riverton City, Utah Franchise & Sales
	Tax Revenue
750,000	4.000%, 06/01/30	NR/AA-/AAA	786,150
1,000,000	5.250%, 12/01/36	NR/AA-/AAA	1,156,580
	Salt Lake County, Utah Sales Tax Revenue
1,655,000	4.000%, 02/01/34 Series B	NR/AAA/AAA	1,768,665
	South Jordan, Utah Redevelopment
	Agency Subordinated Sales Tax & Tax
	Increment Revenue
1,000,000	5.000%, 04/01/29	NR/AA-/AAA	1,141,130
	Spanish Fork City, Utah Sales Tax
	Revenue Refunding
1,115,000	0.750%, 04/15/18 Series 2014	NR/AA-/NR	1,113,060
	Utah Transit Authority Sales Tax Revenue
1,000,000	4.000%, 12/15/30	A1/A+/AA	1,064,890

20 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Sales Tax (continued)
	Utah Transit Authority Sales Tax Revenue
	Subordinated, Capital Appreciation
$1,000,000	zero coupon, 12/15/32	A1/A+/AA	$527,410
	West Valley City, Utah Sales Tax Revenue
	Capital Appreciation Bonds, Refunding
3,500,000	zero coupon, 07/15/35	NR/AA+/NR	1,544,760
	Total Sales Tax		21,656,018

	State Agency (2.3%)
	Utah Infrastructure Agency
	Telecommunications & Franchise Tax
1,970,000	5.250%, 10/15/30	A2/AA-/NR	2,311,027
1,000,000	5.000%, 10/15/33	A2/AA-/NR	1,134,880
1,630,000	5.250%, 10/15/38	A2/AA-/NR	1,873,017
1,000,000	5.500%, 10/15/30 Series A AGMC Insured A2/AA/NR		1,151,250
1,475,000	5.250%, 10/15/33 Series A AGMC Insured A2/AA/NR		1,671,264
	Utah State Building Ownership Authority
	Lease Revenue Refunding State Facilities
	Master Lease Program
1,000,000	5.000%, 05/15/24	Aa1/AA+/NR	1,183,360
	Total State Agency		9,324,798

	Transportation (5.5%)
	Clark County, Nevada Highway Improvement
	Revenue Indexed Fuel Tax & Subordinate
	Motor Vehicle Fuel Tax
2,000,000	5.000%, 07/01/31	Aa3/AA-/NR	2,321,660
	North Texas Tollway Authority, Texas
755,000	6.100%, 01/01/28 Series A	A1/A/NR	819,281
	Utah Transit Authority Sales Tax Revenue
1,000,000	5.000%, 06/15/31 Series A	Aa2/AAA/AA	1,167,230
2,000,000	5.000%, 06/15/38 Series A	Aa2/AAA/AA	2,277,700
	Utah Transit Authority Sales Tax
	Revenue Subordinated
5,000,000	5.000%, 06/15/34 Series A	A1/A+/AA	5,644,000
5,000,000	5.000%, 06/15/37 Series A	A1/A+/AA	5,601,900

21 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Transportation (continued)
	Utah Transit Authority Sales Tax
	Revenue Refunding
$1,000,000	5.000%, 06/15/32	A1/A+/AA	$1,136,700
	Utah Transit Authority Sales Tax &
	Transportation Revenue
195,000	5.250%, 06/15/32 AGMC Insured	Aa2/AAA/AA	240,392
	Washoe County, Nevada Highway
	Revenue Fuel Tax
1,000,000	5.500%, 02/01/28	A1/A+/NR	1,071,990
1,000,000	5.000%, 02/01/32	A1/A+/NR	1,058,570
1,000,000	5.000%, 02/01/38	A1/A+/NR	1,055,610
	Total Transportation		22,395,033

	Water and Sewer (12.7%)
	Central Utah Water Conservancy District
	Refunding, Jordanelle Hydrant
1,125,000	4.500%, 10/01/27 Series A	NR/AA/AA	1,244,666
	Central Weber, Utah Sewer Improvement
	District Revenue Refunding
1,000,000	5.000%, 03/01/28 Series A AGMC Insured	NR/AA/AA	1,090,180
4,000,000	5.000%, 03/01/33 Series A AGMC Insured	NR/AA/AA	4,340,560
	Davie, Florida Water & Sewer Revenue
1,000,000	5.000%, 10/01/32 AGMC Insured	Aa3/AA/NR	1,127,270
	El Paso, Texas Water & Sewer Revenue
	Refunding
1,000,000	4.500%, 03/01/31 Series C	NR/AA+/AA+	1,093,070
	Florida State Governmental Utility Authority
	Refunding Revenue Bonds
	(Lehigh Utility System)
500,000	5.000%, 10/01/31 Series 2014
	AGMC Insured	A2/AA/NR	566,625
	Jordan Valley, Utah Water Conservancy
	District Revenue
6,000,000	5.000%, 10/01/35 Series B	NR/AA+/AA+	6,706,380
	Jordanelle, Utah Special Service District
216,000	5.300%, 11/15/17	NR/NR/NR*	216,013
228,000	5.400%, 11/15/18	NR/NR/NR*	227,998

22 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Water and Sewer (continued)
	Jordanelle, Utah Special Service District
	(continued)
$240,000	5.500%, 11/15/19	NR/NR/NR*	$239,582
253,000	5.600%, 11/15/20	NR/NR/NR*	250,870
268,000	5.700%, 11/15/21	NR/NR/NR*	265,207
283,000	5.800%, 11/15/22	NR/NR/NR*	277,552
299,000	6.000%, 11/15/23	NR/NR/NR*	292,138
	Miami-Dade County, Florida Water and
	Sewer Revenue System
1,000,000	5.000%, 10/01/26	Aa3/A+/A+	1,189,310
1,500,000	5.000%, 10/01/29 AGC Insured	Aa3/AA/A+	1,663,755
1,000,000	5.000%, 10/01/31 Series A	Aa3/A+/A+	1,137,930
	Mountain Regional Water Special Service
	District, Utah Water Revenue Refunding
3,000,000	5.000%, 12/15/33 AGMC Insured	NR/AA/A+	3,371,190
	North Slope Borough, Alaska Service
	Area 10 Water & Wastewater Facilities
1,000,000	5.250%, 06/30/27	NR/A/NR	1,129,380
1,000,000	5.250%, 06/30/28	NR/A/NR	1,128,950
15,000	5.250%, 06/30/34	NR/A/NR	16,826
	Ogden City, Utah Sewer & Water
	Revenue Bonds
2,765,000	4.000%, 06/15/33	Aa3/AA-/NR	2,948,983
2,885,000	4.000%, 06/15/34	Aa3/AA-/NR	3,050,974
1,160,000	5.250%, 06/15/30 Series B	Aa3/AA-/NR	1,358,662
	Ogden City, Utah Storm Drain
	Revenue Bonds
500,000	5.250%, 06/15/28	NR/AA/NR	589,745
	Okaloosa County, Florida Water and
	Sewer Revenue
1,000,000	5.000%, 07/01/30	Aa3/NR/AA	1,152,880
	Pleasant Grove City, Utah Water Revenue
1,000,000	5.250%, 12/01/29 AGMC Insured	NR/AA/NR	1,067,540
	Salt Lake & Sandy, Utah Metropolitan
	Water District, Water Revenue, Refunding
1,100,000	5.000%, 07/01/37 Series A	NR/AA+/AA+	1,249,831

23 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Water and Sewer (continued)
	Salt Lake City, Utah Public Utilities Revenue
$1,000,000	5.000%, 02/01/32	Aa1/AAA/NR	$1,172,590
1,400,000	5.000%, 02/01/33	Aa1/AAA/NR	1,632,092
1,000,000	5.000%, 02/01/35	Aa1/AAA/NR	1,156,490
	San Jacinto, Texas River Authority
	Woodlands Waste Disposal
1,000,000	5.000%,10/01/30 BAMI Insured	NR/AA/NR	1,145,020
	Sarasota, Florida Utility System
	Revenue Refunding
1,455,000	5.000%, 10/01/27	NR/AA+/AA+	1,664,374
	South Weber City, Utah Water Revenue
930,000	5.000%, 06/01/40 AGMC Insured	NR/AA/NR	1,010,120
	Texas Water Development Board State
	Water Implementation Fund
1,500,000	4.000%, 10/15/33	NR/AAA/AAA	1,587,750
	Utah Water Finance Agency Revenue
1,645,000	4.500%, 10/01/28 AMBAC Insured	Aa3/NR/NR	1,670,399
	Weber Basin, Utah Water Conservancy
	District Refunding
915,000	4.000%, 10/01/31 Series A	NR/AA+/AAA	959,927
	West Harris County, Texas Regional
	Water Authority
815,000	5.000%, 12/15/26 Series A	A1/AA-/A+	960,054
	Total Water and Sewer		51,952,883
	Total Revenue Bonds		278,684,192

	Pre-Refunded \
	Escrowed to Maturity Bonds (16.0%)††

	Pre-Refunded
	General Obligation Bonds (1.3%)

	Public Schools (0.4%)
	Clark County, Nevada School District
500,000	5.000%, 06/15/28 Series A	A1/AA-/BBB+	523,985

24 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal	Pre-Refunded \Escrowed to Maturity	and Fitch
Amount	Bonds (continued)	(unaudited)	Value

	Public Schools (continued)
	Granite School District, Utah, Salt Lake
	County School Building (School Board
	Guaranty Program)
$1,000,000	5.000%, 06/01/31	Aaa/NR/AAA	$1,144,390
	Total Public Schools		1,668,375

	Water and Sewer (0.9%)
	Las Vegas Valley, Nevada Water District
	Refunding & Water Improvement
2,600,000	5.000%, 02/01/38 Series A	Aa1/AA/NR	2,687,100
	Virgin Valley, Nevada Water District
955,000	5.000%, 03/01/34 AGC Insured	A1/NR/NR	990,134
	Total Water and Sewer		3,677,234
	Total Pre-Refunded General Obligation Bonds		5,345,609

	Pre-Refunded \
	Escrowed to Maturity or Called Revenue
	Bonds (14.7%)
	Charter Schools (0.5%)
	Utah County, Utah Charter School Revenue,
	Ronald Wilson Reagan Academy
750,000	5.750%, 02/15/22 Series A	NR/BB+/NR	780,788
1,000,000	6.000%, 02/15/38 Series A	NR/BB+/NR	1,043,190
	Total Charter Schools		1,823,978

	Electric (1.8%)
	Clark County, Washington Public Utility
	District No. 001 Generating Refunding
1,000,000	5.000%, 01/01/24	A1/A/A+	1,101,500
	Eagle Mountain, Utah Gas & Electric
325,000	5.000%, 06/01/24 AGMC Insured	NR/AA/NR	371,218
	St. George, Utah Electric Revenue
3,750,000	5.000%, 06/01/38 AGMC Insured	A2/NR/NR	3,924,075
	Lower Colorado River Authority, Texas
60,000	5.250%, 05/15/29	NR/NR/NR*	65,116
5,000	5.250%, 05/15/29	NR/NR/NR*	5,415

25 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal	Pre-Refunded \Escrowed to Maturity	and Fitch
Amount	Bonds (continued)	(unaudited)	Value

	Electric (continued)
	San Antonio, Texas Electric & Gas
	Revenue System
$1,000,000	5.000%, 02/01/32	Aa1/AA/AA+	$1,033,500
	Wyoming Municipal Power Agency Power
	Supply System Revenue
720,000	5.500%, 01/01/28 Series A	A2/A-/NR	744,437
	Total Electric		7,245,261

	Higher Education (1.7%)
	Salt Lake County, Utah Westminster
	College Project
825,000	4.750%, 10/01/20 ETC	NR/BBB/NR	825,000
870,000	4.750%, 10/01/21 ETC	NR/BBB/NR	870,000
600,000	5.000%, 10/01/27 ETC	NR/BBB/NR	600,000
	Texas State University System
	Financing Revenue
2,000,000	5.250%, 03/15/25	Aa2/NR/NR	2,080,460
	Utah State Board of Regents, University
	of Utah Hospital Revenue
1,245,000	5.000%, 08/01/31	Aa2/AA/NR	1,393,416
	Washington State Higher Education
	Facilities Authority Revenue, Refunding,
	Gonzaga University Project
950,000	5.000%, 04/01/24 Series B	A3/NR/NR	1,022,884
	Total Higher Education		6,791,760

	Hospital (1.0%)
	Harris County, Texas Health Facilities
	Development Corp., Christus Health
260,000	4.750%, 07/01/30 AGMC Insured	A1/NR/NR	288,356
	Henderson, Nevada Health Care Facilities,
	Dignity Health
1,350,000	5.250%, 07/01/31 Series B	A3/NR/A	1,364,283
	Reno, Nevada Hospital Revenue,
	Washoe Medical Center
655,000	5.000%, 06/01/23 AGMC Insured	A2/AA/NR	685,405
615,000	5.000%, 06/01/23 AGMC Insured	A2/AA/NR	642,823

26 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal	Pre-Refunded \Escrowed to Maturity	and Fitch
Amount	Bonds (continued)	(unaudited)	Value

	Hospital (continued)
	Richmond, Indiana Hospital Authority
	Reid Hospital Project
$120,000	5.000%, 01/01/19 Series A ETM	NR/A-/NR	$125,110
	Tarrant County, Texas Cultural Education
	Facilities Finance Corp. Hospital
	Refunding, Baylor Healthcare System
930,000	5.250%, 08/15/25	AA3/AA-/NR	1,049,756
70,000	5.250%, 08/15/25	NR/NR/NR*	78,768
	Total Hospital		4,234,501

	Local Public Property (2.8%)
	Herriman, Utah Special Assessmen
	Towne Center Assessment Area
1,045,000	4.875%, 11/01/23	NR/AA-/NR	1,157,818
1,150,000	5.000%, 11/01/25	NR/AA-/NR	1,278,466
	Salt Lake Valley, Utah Fire Service
	District Lease Revenue
500,000	5.000%, 04/01/22	Aa2/NR/AA-	520,035
2,645,000	5.200%, 04/01/28	Aa2/NR/AA-	2,756,196
1,000,000	5.250%, 04/01/30	Aa2/NR/AA-	1,042,530
	Uintah County, Utah Municipal Building
	Authority Lease Revenue
500,000	5.000%, 06/01/24	NR/A+/NR	522,620
2,000,000	5.300%, 06/01/28	NR/A+/NR	2,097,340
1,005,000	5.500%, 06/01/37	NR/A+/NR	1,056,215
1,120,000	5.500%, 06/01/40	NR/A+/NR	1,177,075
	Total Local Public Property		11,608,295

	Public Schools (0.7%)
	Tooele County, Utah Municipal Building
	Authority School District Lease Revenue
1,000,000	5.000%, 06/01/28	NR/A+/NR	1,046,420
	Warsaw, Indiana Multi-School
	Building Corp., First Mortgage
1,800,000	5.450%, 01/15/28 Series B	NR/AA+/NR	1,863,594
	Total Public Schools		2,910,014

27 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal	Pre-Refunded \Escrowed to Maturity	and Fitch
Amount	Bonds (continued)	(unaudited)	Value

	Sales Tax (0.2%)
	Riverton City, Utah Franchise & Sales
	Tax Revenue
$750,000	5.000%, 06/01/24 AMBAC Insured	NR/AA-/AAA	$754,875

	State Agency (0.4%)
	Utah State Building Ownership Authority
	Lease Revenue Refunding State Facilities
	Master Lease Program
1,575,000	5.000%, 05/15/26	Aa1/AA+/NR	1,702,811

	Transportation (3.4%)
	North Texas Tollway Authority, Texas
3,315,000	6.100%, 01/01/28 Series A	NR/NR/NR*	3,593,626
	Utah Transit Authority Sales Tax Revenue
2,000,000	5.000%, 06/15/27 Series A	Aa2/AAA/NR	2,097,180
1,000,000	5.000%, 06/15/28 Series A	Aa2/AAA/NR	1,048,590
6,920,000	5.000%, 06/15/36 AGMC Insured Series A	Aa2/AAA/NR	7,256,243
	Total Transportation		13,995,639

	Water and Sewer (2.2%)
	King County, Washington Sewer Revenue
660,000	5.000%, 01/01/33 AGMC Insured	Aa2/AA+/NR	666,593
	Laredo, Texas Waterworks Sewer
	System Revenue
1,450,000	5.000%, 03/01/24 Series 2010	A1/AA-/AA-	1,602,467
	North Slope Borough, Alaska Service
	Area 10 Water & Wastewater Facilities
985,000	5.250%, 06/30/34	NR/NR/NR*	1,134,966
	Ogden City, Utah Sewer & Water
	Revenue Bonds
750,000	4.625%, 06/15/38 AGMC Insured	Aa3/NR/NR	781,732
	Orem, Utah Water & Storm Sewer Revenue
1,000,000	5.000%, 07/15/26	NR/AA/AA+	1,051,170
1,250,000	5.250%, 07/15/28	NR/AA/AA+	1,317,925
	Salt Lake & Sandy, Utah Metropolitan
	Water District, Water Revenue, Refunding
650,000	5.000%, 07/01/31 Series A	NR/AA+/AA+	705,445

28 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal	Pre-Refunded \Escrowed to Maturity	and Fitch
Amount	Bonds (continued)	(unaudited)	Value

	Water and Sewer (continued)
	Uintah Water Conservancy District,
	Utah, Water Conservancy Revenue
$1,400,000	5.250%, 01/15/27 Series 2009A	NR/NR/NR*	$1,501,990
	Total Water and Sewer		8,762,288
	Total Pre-Refunded\ Escrowed to
	Maturity or Called Revenue Bonds		59,829,422
	Total Pre-Refunded\ Escrowed to
	Maturity or Called Bonds		65,175,031
	Total Municipal Bonds (cost $395,683,885)		406,791,457

Shares	Short-Term Investment (0.2%)
849,453	Dreyfus Government Cash Management,
	Institutional Shares, 0.66%**
	(cost $849,453)	Aaa-mf/AAAm/NR	849,453
	Total Investments
	(cost $396,533,338-note 4)	99.9%	407,640,910
	Other assets less liabilities	0.1	245,075
	Net Assets	100.0%	$407,885,985

Percent of
Portfolio Distribution By Quality Rating (unaudited)	Investments†
Aaa of Moody’s or AAA of S&P and Fitch	11.2%
Pre-Refunded bonds\ ETM bonds††	16.0
Aa of Moody’s or AA of S&P and Fitch.	51.0
A of Moody’s or S&P and Fitch	14.1
BBB of S&P	2.7
Not Rated*	5.0
100.0%

29 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

PORTFOLIO ABBREVIATIONS:

AGC - Assured Guaranty Corp.
AGMC - Assured Guaranty Municipal Corp.
AMBAC - American Municipal Bond Assurance Corp.
AMT - Alternative Minimum Tax
BAMI - Build America Mutual Insurance
COP - Certificates of Participation
ETC - Escrowed to Call
ETM - Escrowed to Maturity
FHA - Federal Housing Administration
IHC - Intermountain Health Care
NR - Not Rated
PSF - Permanent School Fund

*	Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Adviser to have sufficient quality to be ranked in the top credit four ratings if a credit rating were to be assigned by a NRSRO.

**	The rate is an annualized seven-day yield at period end.

Note: 144A – Private placement subject to SEC rule 144A, which modifies a two-year holding period requirement to permit qualified institutional buyers to trade these securities among themselves, thereby significantly improving the liquidity of these securities.

†	Where applicable, calculated using the highest rating of the three NRSROs. Percentages in this table do not include the Short-Term Investment.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date. Escrowed to Maturity bonds are bonds where money has been placed in the escrow account which is used to pay principal and interest through the bond’s originally scheduled maturity date. Escrowed to Maturity are shown as ETM. All other securities in the category are pre-refunded.

See accompanying notes to financial statements.

30 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2017

ASSETS
Investments at value (cost $396,533,338)	$407,640,910
Interest receivable	5,399,406
Receivable for Fund shares sold	482,349
Other assets	40,807
Total assets	413,563,472
LIABILITIES
Payable for investment securities purchased	5,029,546
Payable for Fund shares redeemed	266,022
Management fee payable	166,618
Dividends payable	105,161
Distribution and service fees payable	872
Accrued expenses payable	109,268
Total liabilities	5,677,487
NET ASSETS	$407,885,985
Net Assets consist of:
Capital Stock - Authorized an unlimited number of shares,
par value $0.01 per share	$397,166
Additional paid-in capital	397,496,070
Net unrealized appreciation on investments (note 4)	11,107,572
Accumulated net realized loss on investments	(1,273,475)
Undistributed net investment income	158,652
	$407,885,985
CLASS A
Net Assets	$210,604,129
Capital shares outstanding	20,523,363
Net asset value and redemption price per share	$10.26
Maximum offering price per share (100/96 of $10.26)	$10.69
CLASS C
Net Assets	$72,648,729
Capital shares outstanding	7,086,167
Net asset value and offering price per share	$10.25
Redemption price per share (*a charge of 1% is imposed
on the redemption proceeds, or on the original price,
whichever is lower, if redeemed during the first 12
months after purchase)	$10.25	*
CLASS Y
Net Assets	$124,633,127
Capital shares outstanding	12,107,091
Net asset value, offering and redemption price per share	$10.29

See accompanying notes to financial statements.

31 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH

STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 2017

Investment Income:

Interest income		$14,299,708

Expenses:

Management fee (note 3)	$2,114,028
Distribution and service fees (note 3)	1,218,328
Transfer and shareholder servicing agent fees	205,214
Trustees’ fees and expenses (note 6)	142,516
Legal fees	106,099
Fund accounting fees	58,880
Shareholders’ reports	33,172
Registration fees and dues	24,629
Auditing and tax fees	23,899
Insurance	17,617
Custodian fees	13,115
Chief compliance officer services (note 3)	10,662
Miscellaneous	40,686
Total expenses	4,008,845

Management fee waived (note 3)	(90,625)
Net expenses		3,918,220
Net investment income		10,381,488

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain (loss) from securities
transactions	(1,387,413)
Change in unrealized appreciation on
investments	(11,113,808)

Net realized and unrealized gain (loss) on
investments		(12,501,221)
Net change in net assets resulting from operations		$(2,119,733)

See accompanying notes to financial statements.

32 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2017	March 31, 2016
OPERATIONS:
Net investment income	$10,381,488	$10,172,024
Net realized gain (loss) from
securities transactions	(1,387,413)	346,871
Change in unrealized appreciation
on investments	(11,113,808)	1,989,435
Change in net assets from
operations	(2,119,733)	12,508,330
DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares:
Net investment income	(5,657,654)	(5,745,329)
Net realized gain on investments	(185,878)	(124,358)
Class C Shares:
Net investment income	(1,335,717)	(1,524,152)
Net realized gain on investments	(63,949)	(42,845)
Class Y Shares:
Net investment income	(3,343,546)	(2,869,555)
Net realized gain on investments	(103,464)	(58,908)
Change in net assets from
distributions	(10,690,208)	(10,365,147)
CAPITAL SHARE TRANSACTIONS (note 7):
Proceeds from shares sold	109,359,793	86,226,199
Reinvested dividends and
distributions	8,817,165	8,497,616
Cost of shares redeemed	(104,237,053)	(76,235,434)
Change in net assets from
capital share transactions	13,939,905	18,488,381
Change in net assets	1,129,964	20,631,564
NET ASSETS:
Beginning of period	406,756,021	386,124,457

End of period*	$407,885,985	$406,756,021
*Includes undistributed net investment income of:	$158,652	$234,957

See accompanying notes to financial statements.

33 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2017

1. Organization

     Aquila Tax-Free Fund For Utah (the “Fund”), a series of Aquila Municipal Trust (prior to October 12, 2013, the Fund operated under the name Tax-Free Fund For Utah), a non-diversified, open-end investment company, was organized on December 12, 1990 as a Massachusetts business trust and commenced operations on July 24, 1992. The Fund is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)	Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

b)	Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

34 | Aquila Tax-Free Fund For Utah

 AQUILA TAX-FREE FUND FOR UTAH

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2017

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of March 31, 2017:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices — Short-Term Investment	$849,453
Level 2 – Other Significant Observable
Inputs — Municipal Bonds*	406,791,457
Level 3 – Significant Unobservable Inputs	—
Total	$407,640,910

*See schedule of investments for a detailed listing of securities.

c)	Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

d)	Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

e)	Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2014 – 2016) or expected to be taken in the Fund’s 2017 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

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AQUILA TAX-FREE FUND FOR UTAH

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2017

f)	Multiple class allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

g)	Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

h)	Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. On March 31, 2017, the Fund decreased undistributed net investment income by $120,876 and decreased accumulated net realized loss on investments by $120,876. These reclassifications had no effect on net assets or net asset value per share.

i)	The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”

3. Fees and Related Party Transactions a) Management Arrangements:

     Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. Under the Advisory and Administration Agreement, the Manager provides all investment management and administrative services to the Fund. The Manager’s services include providing the office of the Fund and all related services as well as managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, fund accounting agent, auditors and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50% on the Fund’s net assets.

     The Manager has contractually undertaken to waive fees and/or reimburse Fund expenses so that total Fund expenses will not exceed 0.84% for a Class A Shares, 1.64% for Class C Shares and 0.63% for Class Y Shares through September 30, 2018. The Manager may not terminate the arrangement without the approval of the Board of Trustees. For the year ended March 31, 2017, the Fund incurred management fees of $2,114,028 of which $90,625 was waived.

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     AQUILA TAX-FREE FUND FOR UTAH

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2017

     Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for Chief Compliance Officer related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940.

     Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b) Distribution and Service Fees:

     The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”) including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.20% of the Fund’s average net assets represented by Class A Shares. For the year ended March 31, 2017, distribution fees on Class A Shares amounted to $446,842, of which the Distributor retained $16,205.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares. For the year ended March 31, 2017, these payments amounted to $578,614. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2017, amounted to $192,872. The total of these payments with respect to Class C Shares amounted to $771,486, of which the Distributor retained $183,036.

     Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Fund’s shares are sold primarily through the facilities of these financial intermediaries having offices within Utah, with the bulk of any sales commissions inuring to such financial intermediaries. For the year ended March 31, 2017, total commissions on sales of Class A Shares amounted to $521,349, of which the Distributor received $45,228.

c) Transfer and shareholder servicing fees:

     The Fund occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entity in connection with its respective Fund shareholders so long as the fee is deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform similar ongoing services to existing shareholders.

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AQUILA TAX-FREE FUND FOR UTAH

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2017

4. Purchases and Sales of Securities

     During the year ended March 31, 2017, purchases of securities and proceeds from the sales of securities aggregated $125,335,679 and $97,389,570, respectively.

     At March 31, 2017, the aggregate tax cost for all securities was $396,520,048. At March 31, 2017, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $13,675,008 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $2,554,146, for a net unrealized appreciation of $11,120,862.

5. Portfolio Orientation

     At least 50% of the Fund’s assets will always consist of obligations of Utah-based issuers. At March 31, 2017, the Fund had 68% of its net assets invested in municipal obligations of issuers within Utah. The Fund is also permitted to invest in tax-free municipal obligations of non-Utah-based issuers that are exempt from regular Federal income taxes and, pursuant to an administrative determination of the Utah State Tax Commission issued under statutory authority, the interest on which is currently exempt from Utah individual income taxes. Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Utah, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Utah and whatever effects these may have upon Utah issuers’ ability to meet their obligations.

6. Trustees’ Fees and Expenses

     At the March 31, 2017 year end, there were 8 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended March 31, 2017 was $115,323. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the Independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and the Annual Meeting of Shareholders. For the year ended March 31, 2017, such meeting-related expenses amounted to $27,193.

38 | Aquila Tax-Free Fund For Utah

     AQUILA TAX-FREE FUND FOR UTAH

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2017

7. Capital Share Transactions

     Transactions in Capital Shares of the Fund were as follows:

	Year Ended		Year Ended
	March 31, 2017		March 31, 2016
	Shares	Amount	Shares	Amount
Class A Shares:
Proceeds from shares sold	4,321,330	$45,173,897	3,462,768	$36,146,607
Reinvested dividends
and distributions	450,961	4,710,251	454,744	4,748,096
Cost of shares redeemed	(5,138,059)	(53,227,093)	(2,597,503)	(27,064,233)
Net change	(365,768)	(3,342,945)	1,320,009	13,830,470
Class C Shares:
Proceeds from shares sold	1,955,188	20,642,889	1,742,925	18,193,813
Reinvested dividends
and distributions	113,860	1,187,226	126,090	1,314,676
Cost of shares redeemed	(2,047,110)	(21,366,348)	(2,486,917)	(25,912,264)
Net change	21,938	463,767	(617,902)	(6,403,775)
Class Y Shares:
Proceeds from shares sold	4,137,467	43,543,007	3,037,344	31,885,779
Reinvested dividends
and distributions	278,636	2,919,688	232,358	2,434,844
Cost of shares redeemed	(2,849,702)	(29,643,612)	(2,224,581)	(23,258,937)
Net change	1,566,401	16,819,083	1,045,121	11,061,686
Total transactions in Fund
shares	1,222,571	$13,939,905	1,747,228	$18,488,381

8. Securities Traded on a When-Issued Basis

     The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

9. Income Tax Information and Distributions

     The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. These distributions are paid in additional shares at the net asset value per share or in cash, at the shareholder’s option.

     The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Utah income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income rates. For certain shareholders some dividend income may, under some circumstances, be subject to the alternative minimum tax. At March 31, 2017, the Fund had a capital loss carryover of $1,273,475 which is short-term and has no expiration.

39 | Aquila Tax-Free Fund For Utah

     AQUILA TAX-FREE FUND FOR UTAH

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2017

     The tax character of distributions was as follows:

	Year	Year
	Ended	Ended
	March 31, 2017	March 31, 2016
Net tax-exempt income	$10,222,326	$10,090,965
Ordinary Income	114,924	48,071
Capital Gains	352,958	226,111
	$10,690,208	$10,365,147

     As of March 31, 2017, the components of distributable earnings on a tax basis were:

Undistributed tax-exempt income	$250,523
Accumulated net realized loss on
investments	(1,273,475)
Unrealized appreciation	11,120,862
Other temporary differences	(105,161)
$9,992,749

     The difference between book basis and tax basis unrealized appreciation and undistributed income is due to the timing difference, and other temporary differences, in recognizing dividends paid, the tax treatment of market discount amortization, and the deduction of distributions payable.

10. Subsequent Event

     Effective April 3, 2017, the Fund registered Class F Shares and Class T Shares. As of the date of this report, there were no Class F Shares or Class T Shares outstanding.

40 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended March 31,					Nine Months		Year
	2017	2016	2015	2014		Ended 3/31/13†		Ended 6/30/12
Net asset value, beginning of period	$10.56	$10.50	$10.10	$10.37		$10.27		$9.74
Income (loss) from investment operations:
Net investment income(1)	0 27	0.29	0.33	0.33		0.26		0.38
Net gain (loss) on securities (both
realized and unrealized)	(0.30)	0.06	0.40	(0.24)		0.10		0.53
Total from investment operations	(0.03)	0.35	0.73	0.09		0.36		0.91
Less distributions (note 9):
Dividends from net investment income	(0.26)	(0.28)	(0.32)	(0.33)		(0.26)		(0.38)
Distributions from capital gains	(0.01)	(0.01)	(0.01)	(0.03)		—		—
Total distributions	(0.27)	(0.29)	(0.33)	(0.36)		(0.26)		(0.38)
Net asset value, end of period	$10.26	$10.56	$10.50	$10.10		$10.37		$10.27
Total return (not reflecting sales charge)	(0.26)%	3.41%	7.34%	0.96%		3.48	%(2)	9.49%
Ratios/supplemental data
Net assets, end of period (in millions)	$211	$221	$205	$204		$257		$255
Ratio of expenses to average net assets	0.84%	0.84%	0.84%	0.83%		0.83	%(3)	0.83%
Ratio of net investment income to
average net assets	2.54%	2.75%	3.14%	3.33%		3.28	%(3)	3.79%
Portfolio turnover rate	23%.	20%	16%	12%		20	%(2)	17%

Expense and net investment income ratios without the effect of the contractual expense cap were (note 3):

Ratio of expenses to average net assets	0.86%	0.87%	0.91%	0.91	%(4)	0.88	%(3)	0.88%
Ratio of net investment income to
average net assets	2.52%	2.72%	3.07%	3.26	%(4)	3.23	%(3)	3.74%

____________________

(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 0.86% and 3.31%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

See accompanying notes to financial statements.

41 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH

FINANCIAL HIGHLIGHTS (continued)

MARCH 31, 2016

For a share outstanding throughout each period

	Class C
	Year Ended March 31,					Nine Months		Year
	2017	2016	2015	2014		Ended 3/31/13†		Ended 6/30/12
Net asset value, beginning of period	$10.55	$10.50	$10.10	$10.37		$10.27		$9.74
Income (loss) from investment operations:
Net investment income(1)	0 18	0.20	0.24	0.25		0.19		0.30
Net gain (loss) on securities (both
realized and unrealized)	(0.29)	0.06	0.41	(0.24)		0.11		0.53
Total from investment operations	(0.11)	0.26	0.65	0.01		0.30		0.83
Less distributions (note 9):
Dividends from net investment income	(0.18)	(0.20)	(0.24)	(0.25)		(0.20)		(0.30)
Distributions from capital gains	(0.01)	(0.01)	(0.01)	(0.03)		—		—
Total distributions	(0.19)	(0.21)	(0.25)	(0.28)		(0.20)		(0.30)
Net asset value, end of period	$10.25	$10.55	$10.50	$10.10		$10.37		$10.27
Total return (not reflecting CDSC)	(1.06)%	2.55%	6.49%	0.15%		2.86	%(2)	8.62%
Ratios/supplemental data
Net assets, end of period (in millions)	$73	$75	$81	$81		$106		$96
Ratio of expenses to average net assets	1.64%	1.64%	1.63%	1.63%		1.63	%(3)	1.63%
Ratio of net investment income to
average net assets	1.74%	1.95%	2.34%	2.53%		2.47	%(3)	2.98%
Portfolio turnover rate	23%	20%	16%	12%		20	%(2)	17%

Expense and net investment income ratios without the effect of the contractual expense cap were (note 3):

Ratio of expenses to average net assets	1.66%	1.67%	1.71%	1.70	%(4)	1.67	%(3)	1.68%
Ratio of net investment income to
average net assets	1.72%	1.92%	2.27%	2.46	%(4)	2.42	%(3)	2.93%

____________________

(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 1.66% and 2.50%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

See accompanying notes to financial statements.

42 | Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year Ended March 31,					Nine Months		Year
	2017	2016	2015	2014		Ended 3/31/13†		Ended 6/30/12
Net asset value, beginning of period	$10.59	$10.53	$10.13	$10.41		$10.30		$9.77
Income (loss) from investment operations:
Net investment income(1)	0 29	0.31	0.35	0.36		0.27		0.40
Net gain (loss) on securities (both
realized and unrealized)	(0.29)	0.06	0.40	(0.26)		0.11		0.53
Total from investment operations	—	0.37	0.75	0.10		0.38		0.93
Less distributions (note 9):
Dividends from net investment income	(0.29)	(0.30)	(0.34)	(0.35)		(0.27)		(0.40)
Distributions from capital gains	(0.01)	(0.01)	(0.01)	(0.03)		—		—
Total distributions	.(0.30)	(0.31)	(0.35)	(0.38)		(0.27)		(0.40)
Net asset value, end of period	$10.29	$10.59	$10.53	$10.13		$10.41		$10.30
Total return	(0.05)%	3.61%	7.54%	1.07%		3.83	%(2)	9.69%
Ratios/supplemental data
Net assets, end of period (in millions)	$125	$112	$100	$71		$88		$76
Ratio of expenses to average net assets	0.64%	0.64%	0.63%	0.63%		0.63	%(3)	0.63%
Ratio of net investment income to
average net assets	2.75%	2.95%	3.33%	3.53%		3.47	%(3)	3.98%
Portfolio turnover rate	23%	20%	16%	12%		20	%(2)	17%

Expense and net investment income ratios without the effect of the contractual expense cap were (note 3):

Ratio of expenses to average net assets	0.66%	0.67%	0.70%	0.70	%(4)	0.68	%(3)	0.68%
Ratio of net investment income to
average net assets	2.73%	2.92%	3.26%	3.46	%(4)	3.43	%(3)	3.93%

____________________

(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 0.66% and 3.50%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

See accompanying notes to financial statements.

43 | Aquila Tax-Free Fund For Utah

Additional Information (unaudited)

Trustees(1)
and Officers			Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Fund and	Principal	Complex(4)	Other Directorships
Address(2)	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Interested Trustee(5)

Diana P. Herrmann New York, NY (1958)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998	Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary, 1986 - 2016, and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.	11	Director (for various periods since 2006) and Member of the Executive Committee (since 2016) of ICI Mutual Insurance Company, a Risk Retention Group; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Non-Interested Trustees

Thomas A. Christopher Danville, KY (1947)	Chair of the Board of Aquila Municipal Trust since 2017; Trustee since 2009	Senior partner of Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since 1977; Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Global Outreach International, since 2011; member of the Kentucky Primary Care Technical Advisory Committee, since 2017; Director, Sunrise Children’s Services Inc., 2010-2013; currently or formerly active with various professional and community organizations.	5	None

44 | Aquila Tax-Free Fund For Utah

Additional Information (unaudited)

Trustees(1)
and Officers			Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Fund and	Principal	Complex(4)	Other Directorships
Address(2)	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Ernest Calderón Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Partner, Frazer Ryan Goldberg & Arnold, LLP since October 2016; Lowis & Gellen 2015-2016; Ridenour Hienton, 2012-2015; Calderón Law Offices, 2004-2012; Jennings, Strouss & Salmon, PLC, 1992-2004; Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute.	5	None

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009	Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Commissioner, Utah State Securities Commission, 2013–present; Dean, Marriott School of Management, 2008-2013; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor’s Tax Review Committee, 1993-2009.	8	International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, “The Future of the Suburban City” Island Press, 2016.	7	None

45 | Aquila Tax-Free Fund For Utah

Additional Information (unaudited)

Trustees(1)
and Officers			Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Fund and	Principal	Complex(4)	Other Directorships
Address(2)	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Glenn P. O’Flaherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	8	Formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

James R. Ramsey Louisville, KY (1948)	Trustee of Aquila Municipal Trust since 2013	President, University of Louisville, 2002-2016; Professor of Economics, University of Louisville, 1999-2016; Kentucky Governor’s Senior Policy Advisor and State Budget Director, 1999-2002; Vice Chancellor for Finance and Administration, the University of North Carolina at Chapel Hill, 1998 to 1999; previously Vice President for Finance and Administration at Western Kentucky University, State Budget Director for the Commonwealth of Kentucky, Chief State Economist and Executive Director for the Office of Financial Management and Economic Analysis for the Commonwealth of Kentucky, Adjunct Professor at the University of Kentucky, Associate Professor at Loyola University-New Orleans and Assistant Professor at Middle Tennessee State University.	5	Community Bank and Trust, Pikeville, KY and Texas Roadhouse Inc.

Laureen L. White North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004.	5	None

46 | Aquila Tax-Free Fund For Utah

(1) The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1000 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

(2) The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036. (3) Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.

(4) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(5) Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a Manager of the Distributor.

(6) The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

47 | Aquila Tax-Free Fund For Utah

Positions
Held with
Name,	Trust and
Address(1)	Length of
and Year of Birth	Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Charles E. Childs, III New York, NY (1957)	Executive Vice President of Aquila Municipal Trust since 2003 and Secretary since 2011	Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Chief Operating Officer of the Manager and the Manager’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012; Manager of the Distributor since 2012.

Marie E. Aro New York, NY (1955)	Senior Vice President of Aquila Municipal Trust since 2010	Co-President, Aquila Distributors LLC since 2010, Vice President, 1993-1997; Senior Vice President, Aquila Municipal Trust (since 2013), Aquila Funds Trust (since 2013), Aquila Tax-Free Trust of Arizona (since 2010 and Vice President, 2004-2010), Aquila Three Peaks High Income Fund (since 2006), Hawaiian Tax-Free Trust and Aquila Tax-Free Trust of Oregon (since 2010), Aquila Three Peaks Opportunity Growth Fund (2004-2013) and Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund, Aquila Tax-Free Fund For Utah, and Aquila Tax-Free Fund of Colorado (2010-2013); Vice President, INVESCO Funds Group, 1998-2003.

Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013	Vice President of the Distributor since 1995; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013 and Aquila Funds Trust since 2013.

Todd W. Curtis Phoenix, AZ (1949)	Senior Vice President of Aquila Municipal Trust since 2004 and Portfolio Manager of Aquila Tax-Free Trust of Arizona (since 1986), Aquila Churchill Tax-Free Fund of Kentucky (since 2009) and Aquila Tax-Free Fund For Utah (since 2009)	Senior Vice President since 2004 and lead Portfolio Manager since 1986, Aquila Tax-Free Trust of Arizona; Vice President and portfolio manager, co-portfolio manager, or back-up portfolio manager of Aquila Churchill Tax-Free Fund of Kentucky since 2004; Vice President and portfolio manager or co-portfolio manager of Aquila Tax-Free Fund For Utah since 2009; Vice President and Portfolio Manager, Banc One Investment Advisors, Inc. and its predecessors, 1981-2004.

48 | Aquila Tax-Free Fund For Utah

Positions
Held with
Name,	Trust and
Address(1)	Length of
and Year of Birth	Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Paul G. O’Brien New York, NY (1959)	Senior Vice President of Aquila Municipal Trust since 2010	Co-President, Aquila Distributors LLC since 2010, Managing Director, 2009-2010; Senior Vice President of various funds in the Aquila Group of Funds since 2010 and all funds since 2013; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Craig T. DiRuzzo Denver, CO (1976)	Vice President of Aquila Municipal Trust since 2013	Vice President, Aquila Municipal Trust, and Regional Sales Manager of the Distributor, since 2013; Regional Vice President, B I C Group, LLC, Denver, CO, 2012; Vice President, Wellesley Investment Advisors, Denver, CO, 2011-2012; Mutual Funds Sales Director, UBS Global Asset Management, Denver, CO, 2004-2010, Internal Investment Consultant, 2002-2004.

Royden P. Durham Louisville, KY (1951)	Vice President of Aquila Municipal Trust since 2013; Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011), Aquila Tax-Free Trust of Arizona (since 2017) and Aquila Tax-Free Fund For Utah (since 2017)	Vice President and lead portfolio manager or co-portfolio manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011); Vice President and portfolio manager of Aquila Tax-Free Trust of Arizona (since 2017) and Aquila Tax-Free Fund For Utah (since 2017); President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

Brandon M. Moody Crestwood, KY (1984)	Vice President of Aquila Municipal Trust since 2014	Vice President, Aquila Churchill Tax-Free Fund of Kentucky since 2014; Territory Manager, Jefferson National, 2010 - 2014; Licensed Financial Sales Consultant, PNC Investments, 2009-2010.

Nirmal Rijhwani Scottsdale, AZ (1978)	Vice President of Aquila Municipal Trust since 2016	Vice President, Aquila Tax-Free Trust of Arizona since December 2016; Regional Sales Manager, Aquila Distributors LLC since 2014; Regional Director - External Wholesaler, James Alpha Management, LLC,2012-2013; Regional Vice President – External Wholesaler, BIC Group, LLC. 2011-2012.

49 | Aquila Tax-Free Fund For Utah

Positions
Held with
Name,	Trust and
Address(1)	Length of
and Year of Birth	Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

James T. Thompson Bountiful, Utah (1955)	Vice President of Aquila Municipal Trust since 2009; Portfolio Manager of Aquila Tax-Free Fund For Utah (since 2009), Aquila Tax-Free Trust of Arizona (since 2017) and Aquila Churchill Tax-Free Fund of Kentucky (since 2017)	Vice President and lead portfolio manager or co-portfolio manager of Aquila Tax-Free Fund For Utah, since 2009; Vice President or Assistant Vice President and portfolio manager or backup portfolio manager of Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky since 2009; Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

M. Kayleen Willis Salt Lake City, UT (1963)	Vice President of Aquila Municipal Trust since 2013	Vice President, Aquila Tax-Free Fund For Utah since 2003, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

Amy L. Rydalch Oakley, UT (1970)	Assistant Vice President of Aquila Municipal Trust since 2013	Assistant Vice President, Aquila Tax-Free Fund For Utah since 2010, independent credit analyst, 2001-2009, for Aquila Tax-Free Fund For Utah.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012	Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

50 | Aquila Tax-Free Fund For Utah

Positions
Held with
Name,	Trust and
Address(1)	Length of
and Year of Birth	Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010	Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007; Investment Accountant, TIAA-CREF, 2007; Senior Fund Accountant, JP Morgan Chase, 2003-2006.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal since 2000	Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

____________________

(1) The mailing address of each officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(2) The term of office of each officer is one year.

(3)The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1000 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

51 | Aquila Tax-Free Fund For Utah

Analysis of Expenses (unaudited)

     As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs, including management fees; distribution (“12b-1”) and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The table below is based on an investment of $1,000 invested on October 1, 2016 and held for the six months ended March 31, 2017.

Actual Expenses

     This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Six months ended March 31, 2017

	Actual
	Total Return	Beginning	Ending	Expenses
	Without	Account	Account	Paid During
	Sales Charges(1)	Value	Value	the Period(2)
Class A	(2.15)%	$1,000.00	$978.50	$4.09
Class C	(2.54)%	$1,000.00	$974.60	$7.98
Class Y	(2.04)%	$1,000.00	$979.60	$3.11

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class C shares. Total return is not annualized; as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio of 0.83%, 1.62% and 0.63% for the Fund’s Class A, C and Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

52 | Aquila Tax-Free Fund For Utah

Analysis of Expenses (unaudited) (continued) Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

     Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs with respect to Class A shares. The example does not reflect the deduction of CDSC with respect to Class C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

Six months ended March 31, 2017

	Hypothetical
	Annualized	Beginning	Ending	Expenses
	Total	Account	Account	Paid During
	Return	Value	Value	the Period(1)
Class A	5.00%	$1,000.00	$1,020.79	$4.18
Class C	5.00%	$1,000.00	$1,016.85	$8.15
Class Y	5.00%	$1,000.00	$1,021.79	$3.18

(1)	Expenses are equal to the annualized expense ratio of 0.83%, 1.62% and 0.63% for the Fund’s Class A, C and Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

53 | Aquila Tax-Free Fund For Utah

Information Available (unaudited)

     Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Fund’s entire list of portfolio securities twice a year in the semi-annual and annual reports you receive. Additionally, under Fund policies, the Manager publicly discloses the complete schedule of the Fund’s portfolio holdings, as of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of the Fund’s portfolio holdings schedule for the most recently completed period by visiting the Fund’s website at www.aquilafunds.com. Whenever you wish to see a listing of your Fund’s portfolio other than in your shareholder reports, please check our website at www.aquilafunds.com or call us at 1-800-437-1000.

     The Fund additionally files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

     During the 12 month period ended June 30, 2016, the Fund did not vote any proxies. Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

     This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

     For the fiscal year ended March 31, 2017, $10,222,326 of dividends paid by Aquila Tax-Free Fund For Utah, constituting 95.6% of total dividends paid, were exempt-interest dividends; $352,958 of dividends paid by the Fund constituting 3.3% of total dividends paid were capital gains distributions; and the balance was ordinary income.

     Prior to February 15, 2018, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2017 calendar year.

54 | Aquila Tax-Free Fund For Utah

(THIS PAGE INTENTIONALLY LEFT BLANK)

Founders

     Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Board of Trustees
Thomas A. Christopher, Chair
Diana P. Herrmann, Vice Chair
Ernest Calderón
Gary C. Cornia
Grady Gammage, Jr.
Glenn P. O’Flaherty
James R. Ramsey
Laureen L. White

Officers

     Diana P. Herrmann, President

Charles E. Childs, III, Executive Vice President

and Secretary

Marie E. Aro, Senior Vice President

Paul G. O’Brien, Senior Vice President

Todd W. Curtis, Senior Vice President

and Portfolio Manager

James T. Thompson, Vice President

and Lead Portfolio Manager

Royden P. Durham, Vice President

and Portfolio Manager

M. Kayleen Willis, Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer

and Treasurer

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

225 Liberty Street

New York, New York 10286

Independent Registered Public Accounting Firm

TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Further information is contained in the Prospectus, which must precede or accompany this report.

Annual Report March 31, 2017

Please Save the Date for your 2017 shareholder meetings.

Wednesday, November 8, 2017, Outreach Meeting

Thursday, November 9, 2017, Annual Shareholder Meeting

Details will be available on our website:

www.aquilafunds.com

Aquila Tax-Free Trust of Arizona “Municipal Bonds In The News” Serving Arizona investors since 1986

May, 2017

Dear Fellow Shareholder:

     With the desperate need for investment in our nation’s infrastructure, it’s worthy to note that the new administration is considering, among other things, tax reform and infrastructure financing.

     You may recall in our 2016 Annual Report letter, we spoke about the American Society of Civil Engineers (“ASCE”) which every 4 years publishes a comprehensive assessment of our nation’s major infrastructure. The ASCE’s recently released 2017 report graded our overall infrastructure as a D+. This is the same grade as the 2013 report and a slight improvement over the 2009 overall grade of D which is defined as “Poor: At risk, with many elements approaching the end of their service life”.

     The Securities Industry Financial Markets Association (“SIFMA”) commented on the ASCE findings saying that the report “clearly shows the desperate need for a strong commitment to infrastructure investment.” SIFMA went on to say that it “strongly advocates that the tax-exemption for municipal bond interest remain intact so that it may continue to help America’s cities and states boost their local economies through the construction of new projects such as roads, hospitals, and schools.”

     A pro-active bi-partisan letter was recently sent to the House Ways and Means Committee. The letter, signed by 156 Congressmen, urges leadership to continue to recognize the vital role of tax-exempt municipal bonds. It specifically stresses the fact that municipal bonds provide an efficient means of financing economic growth that benefits all Americans.

     The letter notes that tax exemption is a “potent tool” because it reduces the costs to finance vital projects that touch us all. It goes on to say that voters “throughout the country overwhelmingly support tax-exempt municipal bonds” and “millions of Americans depend on municipal bonds for their economic security and invest in them because of their historically low-risk nature.”

     Municipal bonds have, in fact, experienced a far lower average default rate over the long term than corporate bonds. And, while you have likely heard that a few municipalities experienced problems in recent years, it is important to take a step back and look at the big picture.

     You may be aware that organizations such as Moody’s, S&P and Fitch register with the Securities and Exchange Commission (“SEC”) as Nationally Recognized Statistical Rating Organizations (“NRSROS”), subject to the SEC’s oversight and examination authority. Each of the NRSROs use a wide variety of financial analysis and modeling techniques to evaluate municipal issuers’ financial data and collateral, and consider such other factors they believe to be pertinent. Ultimately, the NRSRO ratings reflect their professional assessment of an issuer’s ability not only to pay interest as well as a bond’s face value at maturity, but also reflect the likelihood of financial recovery in the event of default. This process continues through routine ongoing reviews. And, in the interim, any major events or news announcements that affect an issuer’s debt may cause rating agencies to reassess, and possibly revise, their opinions. Similar reviews may also be conducted across an entire sector, such as hospitals or schools.

NOT A PART OF THE ANNUAL REPORT

     To gain a perspective into the historical low risk nature of municipal bonds, we believe it is useful to look at some data from Moody’s, the oldest bond rating agency, which began rating municipal bonds nearly 100 years ago in 1918. While the number of municipal obligations rated by Moody’s has grown substantially, from just over 3,300 issuers in 1970 to about 15,000 in 2015, only 99 issuers rated by Moody’s defaulted during those 45 years. Nearly all municipal issuers rated by Moody’s have ratings that are of investment grade quality. Moreover, 93% of the issuers are rated A or higher, as compared to only 25% of global corporate bond issuers.

     While this is good news, we are sensitive to the fact that past performance is not indicative of future results. That’s where we believe the expertise of your locally based investment team adds value.

     Our goal is to provide extra scrutiny of the individual securities in which your fund invests, bearing in mind first and foremost that your fund’s investment objective is to provide as high a level of tax-free income as is consistent with preservation of capital.

     We are very proud of the fact that Aquila Tax-Tree Trust of Arizona has, in our view, not only met this objective, but that your fund has also served thousands of residents very well over the years through its support of Arizona’s vital local infrastructure projects.

Sincerely,

Diana P. Herrmann, Vice Chair and President

     Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Tax-Free Trust of Arizona ANNUAL REPORT Management Discussion Serving Arizona investors since 1986

     The twelve months ending March 31, 2017 met our expectations in terms of a move to slightly higher interest rates. The bell-weather ten-year U.S. Treasury yield stood at 1.77% on March 31, 2016 and had increased to 2.40% as of March 31, 2017. The twelve months saw the Federal Reserve Board (the “Fed”) increase the Fed Funds rate twice -- a quarter percent in December, 2016, and another quarter percent in March, 2017. We had expected two increases but with both occurring within 2016, but we did not anticipate that yields would spend most of the year below 2%, before jumping dramatically from 1.85% before the U.S. election, to almost 2.60% in mid-December, 2016. The seventy-five basis point (0.75%) jump was surprising in its quickness, and brought yields to the highest levels in more than two years. Driving the increase in yields was the viewpoint that the fiscal policies of tax cuts and infrastructure spending espoused by President Trump would be growth friendly. However, the reality of turning expectations into actions has now settled in during the early months of the Trump administration. Fiscal stimulus now appears as though it could come about later rather than sooner, and the result is a reversal of climbing interest rates with yields, as measured by the ten-year U.S. Treasury, settling into a trading range of 2.30% to 2.50%.

     As is typical, municipal yields mimicked the direction of the Treasury market. Ten-year AAA municipal yields traded at 1.75% on March 31, 2016 and increased to approximately 2.25% as of March 31, 2017, a fifty basis point (0.50%) jump similar to the sixty three basis point (0.63%) jump for the ten-year Treasury.

Fund Performance

     The net asset value (“NAV” or share price) of Aquila Tax-Free Trust of Arizona (the “Fund”) Class A shares on March 31, 2016 was $10.95. As of the fiscal year-end of March 31, 2017, the share price had dropped to $10.58. The Fund paid a capital gain of $0.0149 at the end of December, so share return for the twelve months ended March 31, 2017 was down $0.355 or negative 3.24%. Income for the twelve months equaled $0.312 per share, a decline from the previous year of $0.351 per share. Thus, income return equaled 2.82% for a total twelve month return of negative 0.42%.

     The Fund’s Class A return underperformed the Bloomberg Barclays Quality Intermediate Municipal Bond Index (the “Index”) which returned a positive 0.125% for the twelve months. Both the Fund and the Index have similar portfolio characteristics. Primarily the Index had a modified duration of 4.47 years versus the Fund’s duration of 4.51 years as of March 31, 2017. Likewise, the Index and the Fund have average credit ratings of AA, but the average coupon of the Index at 4.79% is slightly lower than the Fund’s average coupon of 4.98% as of March 31, 2017. The Index and the Fund differ in their maturity structure. The Index had an average maturity of 6.5 years as of March 31, 2017, whereas the Fund’s average maturity was 11.0 years. We believe the Fund’s underperformance versus the Index was due to our historical emphasis on maturities in the longer intermediate range of ten to fifteen years. As of March 31, 2017, the Fund had a concentration of holdings in the eleven to twenty year maturity range of just over 56% of the portfolio. Looking at municipal bond performance for the twelve months as measured by the Index, shorter maturities of one to six years produced positive returns of approximately 0.5%. Likewise, longer maturities of over twenty years had positive returns of about 0.39%. Where the Fund concentrates its holdings, in the eight to seventeen year range, returns were negative 0.25% for the twelve months ending March 31, 2017.

1 | Aquila Tax-Free Trust of Arizona

MANAGEMENT DISCUSSION (continued)

Municipal Market

     Municipal issuance continued strong over the past year. On a calendar year basis, national issuance equaled a record $445 billion for 2016, a 9.8% increase from 2015. Our local municipalities continued a trend of refinancing debt (called refunding) to reduce debt costs and to improve balance sheets. In Arizona, municipal issuance in 2016 equaled $7.5 billion, an 11% increase over the prior two years. The jump in issuance last year was surprising, as refunding issuance remained strong. For 2017, we anticipate issuance to be a bit less on the national level and that Arizona issuance will decline noticeably, possibly as low as $4.0 billion.

     A measure of value for municipals, the Municipal/Treasury ratio (the yield on AAA-rated municipal bonds relative to the yield on a U.S. Treasury of similar maturity) was less favorable during the past twelve months. As of March 31, 2017, the ratios stood at 83%, 87%, 95%, and 102% for the 5, 7, 10, and 30 year comparisons respectively. The ratios continue to show the attractiveness of municipals, but the sector again this year has lost some of the “cheapness” exhibited in previous years.

     During the coming year, we will continue to monitor the creditworthiness of several pockets within the municipal sector and any potential spillover impact to the Fund.

U.S. Economy

     Economic growth as measured by Gross Domestic Product (“GDP”) is currently forecast by the Blue Chip Economic Forecast to be a positive 2.2% for 2017, an improvement over the 1.6% growth of 2016 but still a modest rate of overall growth. A decade-low unemployment rate for March, 2017 of 4.5% has not produced substantial upward pressure on wages as one might expect. However, inflation projections are increasing. Again referencing the Blue Chip Economic Forecast, the consensus is a forecast of a 2.5% increase in the U.S. consumer price index (“CPI”) for 2017. This would be a noticeable increase over the modest increases experienced over the past three to four years. Still, the pace of economic growth and rising prices do not demonstrate a pattern that might prompt the Fed to announce two to three additional Fed Funds increases during 2017.

     We do believe economic growth on a world basis is improving yet many hurdles remain that could disrupt such improvement. Both China and Europe have shown growth improvement as well as South America and Japan. Still, geopolitical risks remain worldwide, particularly with the uncertainty in the Middle East and North Korea. Great Britain’s exit from the European Union (“Brexit”) and elections in France and Germany could further complicate the pace of economic growth and, more importantly, market reactions.

     As mentioned above, U.S. projections will respond to clarity on President Trump’s tax reform and infrastructure programs. Both are expected to provide fiscal stimulus to the U.S. economy but currently we have substantial doubt on the ability of Congress to reach agreement on such major reforms. Thus we see a number of questions on U.S. economic growth which will tend to keep uncertainty front and center in 2017.

2 | Aquila Tax-Free Trust of Arizona

MANAGEMENT DISCUSSION (continued)

Arizona Economy

     It appears the Arizona state legislature is poised to pass a 2018 fiscal state budget of $9.8 billion, up slightly from the $9.6 billion budget for fiscal 2017. We see this as an indication of the modest growth experienced by Arizona over the past year.

     As mentioned in last year’s report, Arizona’s population continues to exhibit slow growth. Estimates for 2016 have Arizona’s population growing by approximately 77,000 residents or about 1.1%, which is better than the national rate of 0.7% but below the 1.4% Arizona rate achieved in 2015. This is also well below the 3.2% annual pace of Arizona’s population growth during the 1980-2007 periods.

     Home values in the Phoenix metropolitan area increased approximately 9.7% for the twelve months ended March 31, 2017 according to real estate data company Zillow. This outpaced the national average of 6%. Moreover, inventory of homes for sale are expected to stay low, making the Phoenix area one of the better housing markets in the U.S. during 2017. Construction of multi-family projects is also helping the job outlook within the industry.

     However, the state’s unemployment rate averaged 5.5% in 2016 keeping it above the approximate 4.9% rate experienced by the U.S. as a whole.

     The state outlook is very dependent on future U.S. economic performance. The value of the U.S. dollar will obviously have an impact on Arizona’s ability to export goods to Mexico, which is by far Arizona’s most important trading partner. Sales tax revenue is an important component for the state and local municipalities and is expected to show modest growth in the coming year.

Outlook and Strategy

     We believe uncertainty will pervade the markets this year. We believe the Fed will increase short-term interest rates by 25 to 50 basis points (a basis point is 1/100th of 1%) over the next twelve months. Furthermore, we see the Fed Funds rate increases causing the yield curve to flatten. This means the short-term rates of one and two year maturities increase a greater amount than rates of ten and thirty year maturities. As such, we do not see a substantial increase in the level of interest rates and anticipate the ten-year Treasury possibly inching higher to near 2.75%.

     The Fund is expected to experience a modest amount of rollover in 2017 as holdings are called or mature. We anticipate redeploying monies into twelve to fifteen maturities. As referenced above, our dividend payout declined in the last fiscal year as the low interest rate environment of the last few years made an impact. Hopefully, this trend has bottomed and we can produce a slightly higher income flow over the next twelve months.

     We anticipate maintaining our intermediate term structure and keeping the weighted average maturity of the Fund near the current twelve year range. Likewise, we intend to maintain our long term philosophy of laddering maturities across the yield curve to minimize price fluctuation. We will also seek to place an emphasis on slightly better credits (A1 to AA credits, as opposed to A-). As always our goal will be to provide tax-exempt income without undue risk to principal value.

3 | Aquila Tax-Free Trust of Arizona

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term securities. Conversely, when interest rates fall, the value of your investment may rise. Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

If interest rates fall, an issuer may exercise its right to prepay its securities, and the Fund could be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

4 | Aquila Tax-Free Trust of Arizona

PERFORMANCE REPORT

     The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Tax-Free Trust of Arizona for the 10-year period ended March 31, 2017 as compared with the Bloomberg Barclays Quality Intermediate Municipal Bond Index (the “Bloomberg Barclays Quality Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Bloomberg Barclays Quality Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

	Average Annual Total Return
	for periods ended March 31, 2017
				Since
Class and Inception Date	1 Year	5 Years	10 Years	Inception
Class A since 3/13/86
With Maximum Sales Charge	(4.43)%	2.16%	3.45%	5.32%
Without Sales Charge	(0.42)	3.00	3.88	5.46
Class C since 4/01/96
With CDSC**	(2.25)	2.13	3.00	3.57
Without CDSC	(1.26)	2.13	3.00	3.57
Class Y since 4/01/96
No Sales Charge	(0.26)	3.15	4.02	4.70

Bloomberg Barclays Quality Index	0.13	2.45	4.01	5.29 *	(Class A)
				4.53	(Class C & Y)

Total return figures shown for the Fund reflect any change in price and assume all distributions within the period including capital gains, were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes and/ or the Federal Alternative Minimum Tax (“AMT”). Past performance is not predictive of future investment results.

  * From commencement of the index on 1/1/87.

** CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

5 | Aquila Tax-Free Trust of Arizona

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Municipal Trust and the Shareholders of Aquila Tax-Free Trust of Arizona:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Aquila Tax-Free Trust of Arizona as of March 31, 2017 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, the nine month period ended March 31, 2013 and the year in the period ended June 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aquila Tax-Free Trust of Arizona as of March 31, 2017, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 25, 2017

6 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (18.8%)	(unaudited)	Value
	City (7.0%)
	Buckeye Jackrabbit Trail Sanitary Sewer
	Improvement District
$1,245,000	6.250%, 01/01/29	NR/A-/NR	$1,393,790
	Casa Grande, Arizona
800,000	4.000%, 08/01/34	NR/AA-/AA	843,280
	Chandler, Arizona
1,500,000	4.000%, 07/01/25	Aaa/AAA/AAA	1,681,860
1,000,000	5.000%, 07/01/26	Aaa/AAA/AAA	1,195,260
	Flagstaff, Arizona
200,000	4.000%, 07/01/35	Aa2/AA/NR	209,924
	Flagstaff Improvement District
	(Aspen Place Sawmill)
360,000	5.000%, 01/01/32	Aa3/NR/NR	360,547
	Gilbert Improvement District No. 19
25,000	5.200%, 01/01/23	Aa1/A+/NR	25,060
	Gilbert Improvement District No. 20
635,000	5.100%, 01/01/29	Aa1/A+/NR	683,235
	Goodyear, Arizona Refunding
1,000,000	5.000%, 07/01/29	Aa2/AA/NR	1,080,670
	Goodyear McDowell Road Commercial
	Corridor Improvement District
2,000,000	5.250%, 01/01/32 AMBAC Insured	A1/A/NR	2,036,820
	Mesa, Arizona
1,000,000	4.000%, 07/01/29	Aa2/AA-/NR	1,096,810
	Phoenix, Arizona
1,240,000	6.250%, 07/01/17	Aa1/AA+/NR	1,256,194
	Scottsdale, Arizona
200,000	4.000%, 07/01/28	Aaa/AAA/AAA	221,264
500,000	4.000%, 07/01/34	Aaa/AAA/AAA	529,290
	Tempe, Arizona
2,245,000	4.000%, 07/01/22	Aa1/AAA/AAA	2,418,785
1,000,000	4.000%, 07/01/24	Aa1/AAA/AAA	1,128,390
1,000,000	4.000%, 07/01/29	Aa1/AAA/AAA	1,088,560
	Tempe Improvement District
	(Pier Town Lake)
2,000,000	5.000%, 01/01/29	Aa3/NR/NR	2,054,200

7 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value

	City (continued)
	Tubac Fire District
$760,000	5.500%, 07/01/28 AGC Insured	A1/AA/NR	$826,842
	Total City		20,130,781

	County (0.4%)
	Yuma Co. Free Library District
1,000,000	4.000%, 07/01/29	Aa3/NR/AA+	1,067,960

	School District (11.4%)
	Buckeye Union High
	School District No. 201
1,000,000	5.000%, 07/01/33 AGMC Insured	NR/AA/NR	1,120,180
	Coconino & Yavapai Counties Joint
	Unified School District No. 9 Sedona
500,000	5.000%, 07/01/28	Aa2/NR/NR	604,745
	Gila Co. Unified
	School District No. 10 (Payson)
350,000	5.000%, 07/01/26	Aa3/NR/NR	409,367
1,000,000	5.000%, 07/01/28	Aa3/NR/NR	1,158,820
	Glendale Union High
	School District No. 205
525,000	5.000%, 07/01/27 BAMAC Insured	NR/AA/NR	604,291
980,000	4.000%, 07/01/32 BAMAC Insured	NR/AA/NR	1,033,410
	Maricopa Co. Elementary School
	District No. 3 (Tempe)
250,000	4.000%, 07/01/25	Aa2/NR/NR	282,527
500,000	5.000%, 07/01/30†††	Aa2/NR/NR	596,800
	Maricopa Co. Elementary School
	District No. 28 (Kyrene Elementary)
250,000	5.500%, 07/01/30	Aa1/AA/NR	299,130
350,000	5.000%, 07/01/34	Aa1/AA/NR	396,375
	Maricopa Co. High School
	District No. 210 (Phoenix)
500,000	4.000%, 07/01/26	Aa2/AA/NR	552,380
	Maricopa Co. Unified School
	District No. 11 (Peoria)
1,500,000	4.000%, 07/01/25	A2/AA-/NR	1,619,745
675,000	4.500%, 07/01/33 AGMC Insured	A2/AA/NR	741,670

8 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value

	School District (continued)
	Maricopa Co. Unified School
	District No. 24 (Gila Bend)
$305,000	5.500%, 07/01/22	NR/NR/NR*	$305,769
	Maricopa Co. Unified School
	District No. 48 (Scottsdale)
1,500,000	4.750%, 07/01/30	Aa1/AA/NR	1,666,800
	Maricopa Co. Unified School
	District No. 60 (Higley)
1,615,000	5.000%, 07/01/29	A1/A+/NR	1,857,702
	Maricopa Co. Unified School
	District No. 69 (Paradise Valley)
1,000,000	4.500%, 07/01/30	Aa2/NR/AA	1,119,130
	Maricopa Co. Unified School
	District No. 80 (Chandler)
525,000	4.000%, 07/01/33	Aa1/AA/NR	560,075
	Maricopa Co. Unified School
	District No. 89 (Dysart)
500,000	4.000%, 07/01/28	NR/A+/AA	539,730
2,185,000	5.500%, 07/01/22 NPFG/FGIC Insured	A3/AA-/NR	2,599,429
	Maricopa Co. Unified School
	District No. 90 (Saddle Mountain)
1,300,000	5.125%, 07/01/25 AGMC Insured	A2/AA/NR	1,462,032
	Maricopa Co. Unified School
	District No. 216 (Agua Fria)
1,000,000	5.000%, 07/01/29	Aa2/NR/NR	1,205,500
	Mohave Co. Unified School
	District No. 20 (Kingman)
1,000,000	5.000%, 07/01/26 BAMAC Insured	A2/AA/NR	1,173,510
	Navajo Co. Unified School
	District No. 2 (Joseph City)
1,250,000	5.000%, 07/01/18	A2/NR/NR	1,286,237
	Pima Co. Unified School
	District No. 6 (Marana)
1,250,000	5.000%, 07/01/25	NR/A+/NR	1,404,888
950,000	5.250%, 07/01/25 AGMC Insured	NR/AA/NR	1,097,183
1,000,000	4.250%, 07/01/32 MAC Insured	NR/AA/NR	1,073,980

9 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value

	School District (continued)
	Pima Co. Unified School
	District No. 10 (Amphitheater)
$700,000	5.000%, 07/01/27	Aa2/A+/NR	$786,135
	Pima Co. Unified School
	District No. 12 (Sunnyside)
1,050,000	4.000%, 07/01/28 BAMAC Insured	NR/AA/NR	1,124,739
	Pinal Co. Elementary School
	District No. 4 (Casa Grande)
925,000	4.250%, 07/01/18 AGMC Insured	A1/AA/NR	961,094
	Pinal Co. Unified School
	District No. 21 (Coolidge)
500,000	4.000%, 07/01/28 AGMC Insured	NR/AA/NR	543,435
	Tempe High School District No. 213
650,000	4.000%, 07/01/32	Aa2/AA/NR	695,110
	Western Maricopa Education Center
	District No. 402
1,200,000	4.000%, 07/01/28	NR/AA-/NR	1,304,076
	Yavapai Co. Elementary School
	District No. 6 (Cottonwood-Oak Creek)
720,000	5.000%, 07/01/34 BAMAC Insured	A2/AA/NR	802,685
	Total School District		32,988,679
	Total General Obligation Bonds		54,187,420

	Revenue Bonds (60.2%)
	Airport (3.5%)
	Phoenix Civic Improvement Corp.
	Airport Bonds
1,000,000	5.250%, 07/01/33	A1/A+/NR	1,102,730
1,200,000	5.000%, 07/01/33	Aa3/AA-/NR	1,254,516
1,250,000	5.000%, 07/01/34	A1/A+/NR	1,418,537
1,000,000	5.000%, 07/01/45	A1/A+/NR	1,112,560
1,000,000	5.250%, 07/01/18 AMT	Aa3/AA-/NR	1,051,290
1,000,000	5.250%, 07/01/19 AMT	Aa3/AA-/NR	1,046,590
2,700,000	5.000%, 07/01/32 AMT	Aa3/AA-/NR	3,013,173
	Total Airport		9,999,396

10 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Charter Schools (0.3%)
	Phoenix Industrial Development
	Authority (Great Hearts
	Academies Project)
$500,000	5.000%, 07/01/41	NR/BBB-/NR	$526,870
	Phoenix Industrial Development
	Authority
	(Villa Montessori Inc. Project)
415,000	5.000%, 07/01/35	NR/BBB-/NR	434,654
	Total Charter Schools		961,524

	Excise Tax (12.1%)
	Buckeye Excise Tax
400,000	4.000%, 07/01/36	NR/AA-/AA	408,984
1,000,000	5.000%, 07/01/43	NR/AA-/AA	1,096,750
	Casa Grande Excise Tax
1,435,000	5.000%, 04/01/28	NR/AA/AA	1,540,975
	Cottonwood Pledged
	Revenue Obligations
500,000	5.000%, 07/01/30 AGMC Insured	NR/AA/NR	581,610
500,000	4.000%, 07/01/27 BAMAC Insured	NR/AA/NR	552,820
	El Mirage Pledged Excise Tax
500,000	5.000%, 07/01/30	A2/AA-/NR	550,940
	Flagstaff Pledged Revenue
200,000	4.000%, 07/01/31	NR/AA-/NR	214,190
	Gilbert Pledged Revenue Obligations
450,000	4.000%, 07/01/35 Aa2/AA+/AAA		462,717
	Gilbert Public Facilities
	Municipal Property Corp.
850,000	5.000%, 07/01/23	Aa1/AA+/NR	921,519
1,250,000	5.000%, 07/01/24	Aa1/AA+/NR	1,354,887
	Glendale Senior Excise Tax
1,000,000	5.000%, 07/01/32	A2/AA+/NR	1,133,530
	Goodyear Public Improvement Corp.
1,500,000	5.000%, 07/01/26	Aa3/AA-/NR	1,715,490
	Graham Co. Jail District Revenue
	Pledged Obligation
1,000,000	5.000%, 07/01/35	NR/A-/NR	1,068,820

11 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Excise Tax (continued)
	Marana Pledged Excise Tax
$275,000	4.000%, 07/01/30	NR/AA/NR	$289,410
1,400,000	5.000%, 07/01/33	NR/AA/NR	1,586,270
	Page Pledged Revenue Refunding
1,080,000	5.000%, 07/01/25	NR/AA-/NR	1,220,886
	Phoenix Civic Improvement Corp.
	(Civic Plaza)
2,000,000	5.500%, 07/01/27 BHAC/FGIC Insured	Aa1/AA+/NR	2,467,700
2,000,000	5.500%, 07/01/30 BHAC/FGIC Insured	Aa1/AA+/NR	2,466,320
1,000,000	5.500%, 07/01/23 NPFG/FGIC Insured	Aa2/AA/NR	1,177,960
2,300,000	5.500%, 07/01/33 NPFG/FGIC Insured	Aa2/AA/NR	2,833,692
	Phoenix Civic Improvement Corp.
	Transit Excise Tax (Light Rail)
2,000,000	4.000%, 07/01/20	Aa2/AA/NR	2,171,360
	Pinal Co. Revenue
	Obligations Refunding
1,755,000	4.000%, 08/01/17	NR/AA/NR	1,773,182
1,500,000	5.000%, 08/01/33	NR/AA-/AA	1,703,220
	Queen Creek Excise Tax & State
	Shared Revenue
1,000,000	5.000%, 08/01/32	NR/AA/AA	1,160,670
	Scottsdale Municipal Property Corp.
1,500,000	5.000%, 07/01/34	Aaa1/AAA/AAA	1,726,935
1,000,000	5.000%, 07/01/36	Aaa1/AAA/AAA	1,164,600
	Show Low Improvement District No. 6
105,000	6.000%, 01/01/18 ACA Insured	NR/NR/NR*	105,244
	Tempe Excise Tax
245,000	5.000%, 07/01/30	Aa2/AAA/NR	290,134
1,000,000	5.000%, 07/01/33	Aa2/AAA/NR	1,045,430
	Total Excise Tax		34,786,245

	Higher Education (6.8%)
	Arizona Board of Regents
	(Arizona State University System)
300,000	5.000%, 07/01/28	Aa3/AA/NR	354,051
480,000	5.000%, 07/01/31	Aa3/AA/NR	554,904
1,000,000	5.000%, 07/01/32	Aa3/AA/NR	1,129,350
1,000,000	5.000%, 07/01/32	Aa3/AA/NR	1,129,350

12 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Higher Education (continued)
	Arizona Board of Regents
	(Arizona State University System)
	Green Bonds
$750,000	5.000%, 07/01/34	Aa3/AA/NR	$851,707
	Arizona Board of Regents
	(Northern Arizona University System)
575,000	5.000%, 06/01/32	A1/A+/NR	649,727
250,000	5.000%, 06/01/38	A1/A+/NR	282,282
1,000,000	5.000%, 06/01/31 BAMAC Insured	A1/AA/NR	1,136,730
1,000,000	5.000%, 06/01/36 BAMAC Insured	A1/AA/NR	1,111,580
	Arizona Board of Regents (University of
	Arizona System) Speed Stimulus Plan
	for Economic &
	Educational Development
500,000	5.000%, 08/01/27	Aa3/A+/NR	582,420
1,500,000	5.000%, 08/01/34	Aa3/A+/NR	1,681,170
	Arizona Board of Regents (University of
	Arizona System)
400,000	5.000%, 06/01/29	Aa2/AA-/NR	463,148
460,000	5.000%, 06/01/31	Aa2/AA-/NR	519,326
	Arizona State University Speed Stimulus
	Plan for Economic &
	Educational Development
625,000	5.000%, 08/01/34	A1/AA-/NR	697,894
	Cochise Co. Community College District
630,000	5.000%, 07/01/31 BAMAC Insured	A2/AA/NR	713,966
	Glendale Industrial Development
	Authority (Midwestern University)
600,000	5.000%, 05/15/35	NR/A/A+	652,122
	McAllister Academic Village (Arizona
	State University Hassayampa)
500,000	5.000%, 07/01/38	A1/AA-/NR	557,905
	Northern Arizona University Speed
	Stimulus Plan for Economic &
	Educational Development
1,445,000	5.000%, 08/01/38	A2/A/NR	1,614,657
	Phoenix Industrial Development Authority
	(Eastern Kentucky University Project)
500,000	5.000%, 10/01/36	A2/A-/NR	547,425

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SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Higher Education (continued)
	Phoenix Industrial Development Authority
	(Rowan University Project)
$2,000,000	5.250%, 06/01/34	A3/A/NR	$2,253,080
	Yavapai Co. Community College District
1,000,000	4.875%, 07/01/25 AGMC Insured	A1/AA/NR	1,111,950
	Yuma/ La Paz Counties Community
	College District
	(Arizona Western College), Refunding
1,000,000	4.000%, 07/01/28 2014A	Aa3/A+/NR	1,065,940
	Total Higher Education		19,660,684

	Hospital (9.3%)
	Arizona Health Facilities Authority
	(Banner Health)
3,500,000	5.000%, 01/01/44	NR/AA-/AA-	3,810,380
	Arizona Health Facilities Authority
	(Dignity Health)
1,500,000	5.000%, 07/01/28	A3/A/A	1,588,515
2,000,000	5.250%, 03/01/39	A3/A/A	2,150,860
	Arizona Health Facilities Authority
	(Phoenix Children’s Hospital)
1,000,000	5.000%, 02/01/27	NR/BBB+/NR	1,096,660
775,000	5.000%, 02/01/30	NR/BBB+/NR	836,845
2,950,000	5.000%, 02/01/34	NR/BBB+/NR	3,123,135
	Arizona Health Facilities Authority
	(Scottsdale Lincoln Hospitals)
3,000,000	5.000%, 12/01/34	A2/NR/A	3,310,380
3,500,000	5.000%, 12/01/42	A2/NR/A	3,800,755
	Scottsdale Industrial Development
	Authority (Scottsdale Healthcare System)
1,000,000	5.000%, 09/01/18	A2/NR/A	1,053,660
750,000	5.000%, 09/01/35 AGMC Insured	A2/AA/A	821,370
	Yavapai Co. Industrial Development
	Authority (Northern Arizona
	Healthcare System)
500,000	5.250%, 10/01/25	NR/AA/NR	567,135
500,000	5.250%, 10/01/26	NR/AA/NR	566,215

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SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Hospital (continued)
	Yavapai Co. Industrial Development
	Authority (Yavapai Regional
	Medical Center)
$1,000,000	5.250%, 08/01/33	Baa1/NR/BBB+	$1,084,270
675,000	5.000%, 08/01/34	Baa1/NR/BBB+	732,530
	Yuma Industrial Development Authority
	(Yuma Regional Medical Center)
1,635,000	5.000%, 08/01/23	NR/A-/NR	1,855,202
200,000	5.000%, 08/01/32	NR/A-/NR	220,988
	Total Hospital		26,618,900

	Lease (4.0%)
	Arizona Board of Regents
	(Northern Arizona University) COP
600,000	5.000%, 09/01/27	A2/A/NR	679,932
500,000	5.000%, 09/01/28	A2/A/NR	565,255
1,000,000	5.000%, 09/01/29	A2/A/NR	1,128,350
	Arizona State Lottery Bonds
3,000,000	5.000%, 07/01/28 AGMC Insured	A1/AA/NR	3,252,840
	Cave Creek COP
210,000	5.750%, 07/01/19	NR/AA/NR	212,293
	Nogales Municipal
	Development Authority
500,000	4.000%, 06/01/36	NR/AA/NR	514,005
	Pinal Co. Correctional Facilities
1,470,000	5.250%, 10/01/21 ACA Insured	NR/BBB/NR	1,471,029
	Prescott Municipal Property Corp.
500,000	5.000%, 07/01/34	Aa3/AA/NR	566,000
	State of Arizona COP Department
	Administration
1,500,000	5.250%, 10/01/26 AGMC Insured	Aa3/AA/NR	1,640,775
670,000	5.250%, 10/01/28 AGMC Insured	Aa3/AA/NR	732,531
	State of Arizona COP
500,000	5.000%, 09/01/27	Aa3/AA-/NR	584,315
	Total Lease		11,347,325

	Mortgage (3.1%)
	Estrella Mountain Ranch Community
	Facilities District
1,000,000	5.000%, 07/15/32 AGMC Insured	NR/AA/NR	1,129,420

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SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Mortgage (continued)
	Festival Ranch Community
	Facilities District
$1,000,000	4.000%, 07/15/36 BAMAC Insured	NR/AA/NR	$1,024,120
	Goodyear Community Facilities
	Utilities District No. 1
500,000	4.000%, 07/15/28	A1/A-/NR	531,780
500,000	4.000%, 07/15/32	A1/A-/NR	520,845
	Maricopa Co. Industrial Development
	Authority (Christian Care
	Retirement Apartments)
1,000,000	5.000%, 01/01/30	NR/A/NR	1,101,790
	Marley Park Community Facilities District
535,000	4.000%, 07/15/34 BAMAC Insured	NR/AA/NR	548,327
	Merrill Ranch Community
	Facilities District #2
680,000	6.750%, 07/15/38	NR/BBB-/NR	780,824
	Scottsdale Waterfront Community
	Facilities District
530,000	6.000%, 07/15/27 144A	NR/NR/NR*	525,940
930,000	6.050%, 07/15/32 144A	NR/NR/NR*	910,861
	Sundance Community Facilities District
655,000	5.125%, 07/15/30	A3/BBB/NR	655,151
	Verrado Community Facilities Utilities
	District No. 1
500,000	6.000%, 07/15/33 144A	NR/NR/NR*	533,265
	Vistancia Community Facilities District
540,000	5.000%, 07/15/26	A1/NR/A-	600,588
	Total Mortgage		8,862,911

	Pollution Control (2.6%)
	Apache Co. Industrial Development
	Authority, Pollution Control,
	Tucson Electric Power Co.
2,700,000	4.500%, 03/01/30	A3/A-/NR	2,784,996
	Coconino Co. Pollution Control,
	Tucson Electric Power Co.
2,000,000	5.125%, 10/01/32	A3/A-/NR	2,094,820

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SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Pollution Control (continued)
	Maricopa Co. Pollution Control
	(Southern California Edison Co.)
$1,000,000	5.000%, 06/01/35	Aa3/A/NR	$1,088,070
	Pima Co. Industrial Development
	Authority, Pollution Control, Tucson
	Electric Power Co.
1,500,000	4.950%, 10/01/20	A3/A-/NR	1,631,475
	Total Pollution Control		7,599,361

	Transportation (2.8%)
	Arizona Transportation Board Revenue
1,675,000	5.000%, 07/01/28	Aa1/AAA/NR	1,982,295
4,800,000	5.000%, 07/01/33	Aa1/AAA/NR	5,576,112
	Pima Co. Regional Transportation
	Authority Excise Tax
500,000	5.000%, 06/01/26	NR/AA+/AA	580,795
	Total Transportation		8,139,202

	Utility (9.8%)
	Arizona Power Authority (Hoover
	Dam Project)
1,220,000	5.250%, 10/01/17	Aa2/AA/NR	1,246,437
	Central Arizona Water Conservation
	District Water Delivery
	(Central Arizona Project)
750,000	5.000%, 01/01/33	Aa2/AA+/AA	858,937
750,000	5.000%, 01/01/34	Aa2/AA+/AA	855,240
	Greater Arizona Development
	Authority Revenue
700,000	5.000%, 08/01/24	NR/A/NR	733,075
1,200,000	5.000%, 08/01/29	A1/A/NR	1,290,624
500,000	5.000%, 08/01/28 AGMC Insured	A1/AA/NR	568,525
505,000	5.000%, 08/01/22 NPFG Insured	A1/AA-/NR	506,530
	Mesa Utility System
1,500,000	4.000%, 07/01/32	Aa2/AA-/NR	1,610,175
2,100,000	5.000%, 07/01/35	Aa2/AA-/NR	2,351,118

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SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Utility (continued)
	Salt River Project Agricultural
	Improvement and Power Revenue
$1,500,000	5.000%, 12/01/28	Aa1/AA/NR	$1,717,740
3,250,000	5.000%, 12/01/30	Aa1/AA/NR	3,718,423
5,000,000	5.000%, 12/01/31	Aa1/AA/NR	5,712,750
1,000,000	5.000%, 01/01/33	Aa1/AA/NR	1,176,090
1,105,000	5.000%, 12/01/36	Aa1/AA/NR	1,258,639
1,000,000	5.000%, 12/01/45	Aa1/AA/NR	1,128,270
	Salt Verde Finance Corp. Gas Revenue
3,000,000	5.250%, 12/01/28	Baa1/BBB+/NR	3,555,720
	Total Utility		28,288,293

	Water/Sewer (5.9%)
	Avondale Water & Sewer Revenue
565,000	4.000%, 07/01/36	Aa2/AA/NR	589,380
	Gilbert Water Resource Municipal
	Property Corp.
1,190,000	4.000%, 07/01/34	NR/AAA/AA+	1,258,734
820,000	4.000%, 07/01/35	NR/AAA/AA+	864,018
	Glendale Water & Sewer Revenue
2,000,000	5.000%, 07/01/28	A1/AA/NR	2,340,900
500,000	5.000%, 07/01/28	A1/AA/NR	576,120
	Goodyear Water and Sewer Revenue
1,750,000	5.375%, 07/01/30	A2/A+/NR	1,944,757
635,000	5.250%, 07/01/31 AGMC Insured	A2/AA/NR	716,801
500,000	5.000%, 07/01/35 AGMC Insured	A2/AA/NR	572,760
	Lake Havasu City Wastewater
	System Revenue
1,000,000	5.000%, 07/01/43 AGMC Insured	A2/AA/NR	1,117,120
	Phoenix Civic Improvement Corp.
	Wastewater Revenue
500,000	5.000%, 07/01/35	Aa2/AA+/NR	577,530
1,500,000	5.500%, 07/01/24 NPFG/FGIC Insured	Aa2/AAA/NR	1,843,050
	Phoenix Civic Improvement Corp.
	Water System Revenue
1,100,000	5.000%, 07/01/38	Aa2/AAA/NR	1,262,921
	Tucson Water Revenue System
1,000,000	5.000%, 07/01/32	Aa2/AA/AA	1,156,840

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SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Water/Sewer (continued)
	Yuma Municipal Property Corp.
	Utility System
$1,700,000	5.000%, 07/01/28	A1/A+/AA-	$2,007,666
	Total Water/Sewer		16,828,597
	Total Revenue Bonds		173,092,438

	Pre-Refunded\Escrowed to
	Maturity Bonds (19.8%)††
	Pre-Refunded General
	Obligation Bonds (3.8%)
	City (0.4%)
	Tempe, Arizona
1,000,000	4.500%, 07/01/24	Aa1/AAA/AAA	1,008,920

	County (0.7%)
	Maricopa Co. Community
	College District
2,000,000	4.000%, 07/01/21	Aaa/AAA/AAA	2,124,220

	School District (2.7%)
	Coconino & Yavapai Counties Joint
	Unified School District No. 9 Sedona
1,000,000	5.375%, 07/01/28	Aa2/A+/NR	1,093,570
	Gila Co. Unified School District
	No. 10 (Payson)
1,000,000	5.750%, 07/01/28	Aa3/NR/NR	1,058,830
400,000	5.250%, 07/01/27 AMBAC Insured	Aa3/NR/NR	404,232
	Maricopa Co. Unified School
	District No. 89 (Dysart)
1,500,000	6.000%, 07/01/28	NR/A+/NR	1,591,890
	Maricopa Co. Unified School
	District No. 95 (Queen Creek)
500,000	5.000%, 07/01/27 AGMC Insured	Aa3/NR/NR	524,810
	Mohave Co. Unified School
	District No. 20 (Kingman)
1,175,000	5.250%, 07/01/24 AGMC Insured	A2/AA/NR	1,236,159
	Pima Co. Unified School
	District No. 8 (Flowing Wells)
1,000,000	5.375%, 07/01/29	NR/A+/NR	1,128,810

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SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal	Pre-Refunded\ Escrowed to Maturity	and Fitch
Amount	Bonds (continued)	(unaudited)	Value

	School District (continued)
	Pinal Co. High School District No. 82
	(Casa Grande)
$640,000	5.000%, 07/01/24	NR/A+/NR	$671,354
	Total School District		7,709,655
	Total Pre-Refunded General Obligation Bonds		10,842,795

	Pre-Refunded\Escrowed to
	Maturity Revenue Bonds (16.0%)
	Excise Tax (2.8%)
	Goodyear Public Improvement Corp.
1,310,000	6.000%, 07/01/31	Aa3/AA-/NR	1,391,941
	Rio Nuevo Facilities District (Tucson)
1,500,000	6.500%, 07/15/24 AGC Insured	A3/AA/NR	1,605,255
	Scottsdale Municipal Property Corp.
3,000,000	4.500%, 07/01/20 AMBAC Insured	Aa1/AAA/AAA	3,026,400
	Scottsdale Municipal Property Corp.
	Water & Sewer Project
2,000,000	5.000%, 07/01/28	Aa1/AAA/AAA	2,100,520
	Total Excise Tax		8,124,116

	Higher Education (0.7%)
	Cochise Co. Community College District
1,825,000	5.125%, 07/01/28 AGC Insured	A2/NR/NR	1,917,199

	Hospital (5.3%)
	Arizona Health Facilities Authority
	(Banner Health)
300,000	5.125%, 01/01/29	NR/AA-/AA-	309,468
3,100,000	5.375%, 01/01/32	NR/AA-/AA-	3,203,540
	Arizona Health Facilities Authority
	(Yavapai Regional Medical Center)
1,500,000	5.375%, 12/01/30 AGMC Insured	A2/NR/NR	1,659,015
	Maricopa Co. Hospital Revenue
	(Sun Health)
1,500,000	5.000%, 04/01/25	NR/NR/NR*	1,721,190
2,125,000	5.000%, 04/01/35	NR/NR/NR*	2,535,826
	Maricopa Co. Industrial Development
	Authority (Dignity Health)
3,000,000	5.250%, 07/01/32	A3/A/A	3,033,960

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SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal	Pre-Refunded\ Escrowed to Maturity	and Fitch
Amount	Bonds (continued)	(unaudited)	Value

	Hospital (continued)
	University Medical Center
	Hospital Revenue
$910,000	6.500%, 07/01/39	NR/NR/NR*	$1,016,634
500,000	6.000%, 07/01/39	NR/NR/NR*	588,005
	Yavapai Co. Industrial Development
	Authority (Yavapai Regional
	Medical Center)
1,250,000	5.625%, 08/01/37	Baa1/NR/BBB+	1,324,363
	Total Hospital		15,392,001

	Lease (2.2%)
	Arizona School Facilities Board COP
3,000,000	5.500%, 09/01/23	Aa3/AA-/NR	3,188,370
1,000,000	5.125%, 09/01/21 AGC Insured	Aa3/AA/NR	1,057,570
	State of Arizona COP
2,000,000	5.000%, 09/01/26 AGMC Insured	Aa3/AA/NR	2,073,580
	Total Lease		6,319,520

	Mortgage (0.1%)
	Maricopa Co. Industrial Development
	Authority Multi-Family Mortgage
	Revenue (National Health Project)
290,000	5.500%, 01/01/18 AGMC Insured ETM	A2/AA/NR	295,577

	Transportation (1.7%)
	Arizona Transportation Board Revenue
4,350,000	5.250%, 07/01/24	Aa2/AA+/AA	4,893,141

	Utility (1.7%)
	Arizona Water Infrastructure
	Finance Authority
3,500,000	5.000%, 10/01/28	Aaa/AAA/NR	3,706,395
	Pinal Co. Electrical District No. 3,
	Electrical System Revenue Refunding
250,000	5.250%, 07/01/36	NR/A/NR	289,138
	Salt River Project Agricultural
	Improvement and Power Revenue
910,000	5.000%, 01/01/25	Aa1/AA/NR	937,537
	Total Utility		4,933,070

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SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

		Rating
		Moody’s, S&P
Principal	Pre-Refunded\ Escrowed to Maturity	and Fitch
Amount	Bonds (continued)	(unaudited)	Value

	Water/Sewer (1.5%)
	Gilbert Water Resource Municipal
	Property Corp.
$2,000,000	5.000%, 10/01/29 NPFG Insured	A3/AA+/AA	$2,040,600
	Pima Co. Sewer Revenue System
2,000,000	5.000%, 07/01/26	NR/AA/AA-	2,283,740
	Total Water/Sewer		4,324,340
	Total Pre-Refunded\
	Escrowed to Maturity Revenue Bonds		46,198,964
	Total Pre-Refunded\
	Escrowed to Maturity Bonds		57,041,759
	Total Municipal Bonds
	(cost $273,686,172)		284,321,617

Shares	Short-Term Investment (0.8%)
2,088,449	Dreyfus Government Cash Management,
	Institutional Shares, 0.66%**
	(cost $2,088,449) Aaa-mf/AAAm/NR		2,088,449
	Total Investments
	(cost $275,774,621 - note 4)	99.6%	286,410,066
	Other assets less liabilities	0.4	1,346,839
	Net Assets	100.0%	$287,756,905

Percent of
Portfolio Distribution By Quality Rating (unaudited)	Investments†
Aaa of Moody’s or AAA of S&P or Fitch	9.1%
Pre-refunded bonds\ ETM bonds††	20.1
Aa of Moody’s or AA of S&P or Fitch	48.0
A of Moody’s or S&P or Fitch	17.2
Baa of Moody’s or BBB of S&P or Fitch	4.8
Not Rated*	0.8
100.0%

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SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2017

PORTFOLIO ABBREVIATIONS
ACA - American Capital Assurance Financial Guaranty Corp.
AGC - Assured Guaranty Corp.
AGMC - Assured Guaranty Municipal Corp.
AMBAC - American Municipal Bond Assurance Corp.
AMT - Alternative Minimum Tax
BAMAC - Build America Mutual Assurance Co.
BHAC - Berkshire Hathaway Assurance Corp.
COP- Certificates of Participation
ETM - Escrowed to Maturity
FGIC - Financial Guaranty Insurance Co.
MAC - Municipal Assurance Corp.
NPFG - National Public Finance Guarantee
NR - Not Rated

*

Any security not rated (“NR”) by any of the Nationally Recognized

Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Adviser to have sufficient quality to be ranked in the top credit four ratings if a credit rating were to be assigned by a NRSROs.

** The rate is an annualized seven-day yield at period end.

† Where applicable, calculated using the highest rating of the three NRSROs. Percentages in this table do not include the Short-Term Investment.

†† Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date. Escrowed to Maturity bonds are bonds where money has been placed in the escrow account which is used to pay principal and interest through the bond’s originally scheduled maturity date. Escrowed to Maturity are shown as ETM. All other securities in the category are pre-refunded.

††† Security purchased on a delayed delivery or when-issued basis.

Note: 144A – Private placement subject to SEC rule 144A, which modifies a two-year holding period requirement to permit qualified institutional buyers to trade these securities among themselves, thereby significantly improving the liquidity of these securities.

See accompanying notes to financial statements.

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AQUILA TAX-FREE TRUST OF ARIZONA

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2017

ASSETS
Investments at value (cost $275,774,621)	$286,410,066
Interest receivable	3,309,083
Receivable for investment securities sold	225,942
Receivable for Fund shares sold	126,699
Other assets	28,785
Total assets	290,100,575
LIABILITIES
Payable for investment securities purchased	1,670,245
Payable for Fund shares redeemed	404,663
Management fee payable	97,833
Dividends payable	82,328
Distribution and service fees payable	182
Accrued expenses	88,419
Total liabilities	2,343,670

NETASSETS	$287,756,905
Net Assets consist of:
Capital Stock - Authorized an unlimited number of
shares, par value $0.01 per share	$271,817
Additional paid-in capital	275,977,493
Net unrealized appreciation on investments (note 4)	10,635,445
Accumulated net realized gain on investments	617,981
Undistributed net investment income	254,169
	$287,756,905
CLASS A
Net Assets	$228,504,898
Capital shares outstanding	21,589,732
Net asset value and redemption price per share	$10.58
Maximum offering price per share (100/96 of $10.58)	$11.02
CLASS C
Net Assets	$17,154,049
Capital shares outstanding	1,621,059
Net asset value and offering price per share	$10.58
Redemption price per share (*a charge of 1% is imposed
on the redemption proceeds, or on the original price,
whichever is lower, if redeemed during the first 12
months after purchase)	$10.58	*
CLASS Y
Net Assets	$42,097,958
Capital shares outstanding	3,970,884
Net asset value, offering and redemption price per share	$10.60

See accompanying notes to financial statements.

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AQUILA TAX-FREE TRUST OF ARIZONA

STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 2017

Investment Income:

Interest income		$11,224,224

Expenses:

Management fee (note 3)	$1,225,709
Distribution and service fees (note 3)	543,948
Transfer and shareholder servicing agent fees	116,451
Trustees’ fees and expenses (note 7)	107,580
Legal fees	89,496
Registration fees and dues	26,282
Shareholders’ reports	25,653
Auditing and tax fees	22,299
Insurance	13,059
Custodian fees	9,686
Chief compliance officer services (note 3)	9,146
Miscellaneous	35,553
Total expenses		2,224,862
Net investment income		8,999,362

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain (loss) from securities
transactions	(440,758)
Change in unrealized appreciation on
investments	(10,270,785)

Net realized and unrealized gain (loss) on
investments		(10,711,543)
Net change in net assets resulting from
operations		$(1,712,181)

See accompanying notes to financial statements.

25 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2017	March 31, 2016

OPERATIONS:
Net investment income	$8,999,362	$9,446,407
Net realized gain (loss) from
securities transactions	(440,758)	414,127
Change in unrealized
appreciation on investments	(10,270,785)	(788,850)
Change in net assets resulting
from operations	(1,712,181)	9,071,684

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares:
Net investment income	(6,952,815)	(7,510,140)
Net realized gain on investments	(327,959)	(468,730)
Class C Shares:
Net investment income	(367,791)	(425,741)
Net realized gain on investments	(24,053)	(35,574)
Class Y Shares:
Net investment income	(1,403,641)	(1,154,185)
Net realized gain on investments	(62,160)	(77,892)
Change in net assets from
distributions	(9,138,419)	(9,672,262)

CAPITAL SHARE TRANSACTIONS (note 6):
Proceeds from shares sold	50,993,907	46,981,416
Reinvested dividends and
distributions	7,455,460	7,909,123
Cost of shares redeemed	(61,543,187)	(31,848,006)
Change in net assets from
capital share transactions	(3,093,820)	23,042,533

Change in net assets	(13,944,420)	22,441,955

NET ASSETS:
Beginning of period	301,701,325	279,259,370

End of period*	$287,756,905	$301,701,325

*Includes undistributed net investment income of:	$254,169	$1,063,065

See accompanying notes to financial statements.

26 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA

NOTES TO FINANCIAL STATEMENTS

MARCH 31 2017

1. Organization

     Aquila Tax-Free Trust of Arizona (the “Fund”), a series of Aquila Municipal Trust (prior to October 12, 2013, the Fund operated under the name Tax-Free Trust of Arizona), a non-diversified, open-end investment company, was organized on October 17, 1985, as a Massachusetts business Trust and commenced operations on March 13, 1986. The Fund is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)	Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

b)	Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

27 | Aquila Tax-Free Trust of Arizona

  AQUILA TAX-FREE TRUST OF ARIZONA

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2017

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of March 31, 2017:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices - Short-Term Investment	$2,088,449
Level 2 – Other Significant Observable
Inputs — Municipal Bonds*	284,321,617
Level 3 – Significant Unobservable Inputs	—
Total	$286,410,066

* See schedule of investments for a detailed listing of securities.

c)	Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

d)	Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

e)	Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2014 – 2016) or expected to be taken in the Fund’s 2017 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

28 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2017

f)	Multiple Class Allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

g)	Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates

h)	Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. On March 31, 2017, the Fund decreased accumulated net realized loss on investments $1,084,011 and decreased undistributed net investment income by $1,084,011. These reclassifications had no effect on net assets or net asset value per share.

i)	The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

3. Fees and Related Party Transactions

a) Management Arrangements:

     Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. Under the Advisory and Administration Agreement, the Manager provides all investment management and administrative services to the Fund. The Manager’s services include providing the office of the Fund and all related services as well as managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.40% on the Fund’s net assets.

     Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for Chief Compliance Officer related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940.

29 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2017

     Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b) Distribution and Service Fees:

     The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”) including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.15% of the Fund’s average net assets represented by Class A Shares. For the year ended March 31, 2017, distribution fees on Class A Shares amounted to $362,310, of which the Distributor retained $25,963.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C Shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2017, amounted to $136,228. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2017, these payments amounted to $45,410. The total of these payments with respect to Class C Shares amounted to $181,638, of which the Distributor retained $43,717.

     Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Fund’s shares are sold primarily through the facilities of these financial intermediaries having offices within Arizona, with the bulk of any sales commissions inuring to such financial intermediaries. For the year ended March 31, 2017, total commissions on sales of Class A Shares amounted to $249,455, of which the Distributor received $46,503.

c) Transfer and shareholder servicing fees:

     The Fund occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entity in connection with its respective Fund shareholders so long as the fee is deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform similar ongoing services to existing shareholders.

30 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2017

4. Purchases and Sales of Securities

     During the year ended March 31, 2017, purchases of securities and proceeds from the sales of securities aggregated $60,865,315 and $57,216,453, respectively.

     At March 31, 2017, the aggregate tax cost for all securities was $275,714,055. At March 31, 2017, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $12,322,417 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $1,626,406 for a net unrealized appreciation of $10,696,011.

5. Portfolio Orientation

     Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Arizona, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Arizona and whatever effects these may have upon Arizona issuers’ ability to meet their obligations. The Fund is also permitted to invest in U.S. territorial municipal obligations meeting comparable quality standards and providing income which is exempt from both regular Federal and Arizona income taxes. The general policy of the Fund is to invest in such securities only when comparable securities of Arizona issuers are not available in the market. At March 31, 2017, the Fund had all of its assets invested in the securities of Arizona issuers.

31 | Aquila Tax-Free Trust of Arizona

     AQUILA TAX-FREE TRUST OF ARIZONA

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2017

6. Capital Share Transactions

     Transactions in Capital Shares of the Fund were as follows:

	Year Ended		Year Ended
	March 31, 2017		March 31, 2016
	Shares	Amount	Shares	Amount
Class A Shares:
Proceeds from shares sold	2,518,678	$27,433,478	2,203,807	$24,006,382
Reinvested dividends and
distributions	556,265	6,011,800	601,856	6,547,939
Cost of shares redeemed	(3,580,661)	(38,572,655)	(2,048,997)	(22,286,916)
Net change	(505,718)	(5,127,377)	756,666	8,267,405
Class C Shares:
Proceeds from shares sold	392,156	4,269,234	434,763	4,729,665
Reinvested dividends and
distributions	31,579	341,055	37,177	404,309
Cost of shares redeemed	(478,384)	(5,187,928)	(408,504)	(4,439,895)
Net change	(54,649)	(577,639)	63,436	694,079
Class Y Shares:
Proceeds from shares sold	1,767,014	19,291,195	1,674,677	18,245,369
Reinvested dividends and
distributions	101,824	1,102,605	87,751	956,875
Cost of shares redeemed	(1,663,021)	(17,782,604)	(468,711)	(5,121,195)
Net change	205,817	2,611,196	1,293,717	14,081,049
Total transactions in Fund
shares	(354,550)	$(3,093,820)	2,113,819	$23,042,533

32 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2017

7. Trustees’ Fees and Expenses

     At the March 31, 2017 year end, there were 8 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended March 31, 2017 was $86,901. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the Independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and the Annual and Outreach Meetings of Shareholders. For the year ended March 31, 2017, such meeting-related expenses amounted to $20,679.

8. Securities Traded on a When-Issued Basis

     The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

9. Income Tax Information and Distributions

     The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. These distributions are paid in additional shares at the net asset value per share or in cash, at the shareholder’s option.

     The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Arizona income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income rates. For certain shareholders, some dividend income may, under some circumstances, be subject to the alternative minimum tax.

33 | Aquila Tax-Free Trust of Arizona

     AQUILA TAX-FREE TRUST OF ARIZONA

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2017

     The tax character of distributions was as follows:

	Year	Year
	Ended	Ended
	March 31, 2017	March 31, 2016
Net tax-exempt income	$8,712,215	$9,000,717
Ordinary Income	12,032	89,349
Long-term capital gains	414,172	582,196
	$9,138,419	$9,672,262

     As of March 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$275,931
Undistributed net realized gain on investments	617,981
Unrealized appreciation	10,696,011
Other temporary differences	(82,328)
$11,507,595

     The difference between book basis and tax basis unrealized appreciation and undistributed income is due to the timing difference, and other temporary differences, in recognizing dividends paid, the tax treatment of market discount amortization, and the deduction of distributions payable.

10. Subsequent Event

     Effective April 3, 2017, the Fund registered Class F Shares and Class T Shares. As of the date of this report, there were no Class F Shares or Class T Shares outstanding.

34 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
						Nine
						Months		Year
	Year Ended March 31,					Ended		Ended
	2017	2016	2015	2014		3/31/13†		6/30/12†
Net asset value, beginning of period	$10.95	$10.98	$10.63	$10.97		$10.92		$10.37
Income from investment operations:
Net investment income(1)	0.32	0.37	0.38	0.38		0.29		0.41
Net gain (loss) on securities (both
realized and unrealized)	(0.36)	(0.03)	0.35	(0.34)		0.05		0.54
Total from investment operations	(0.04)	0.34	0.73	0.04		0.34		0.95
Less distributions (note 9):
Dividends from net investment income	(0.32)	(0.35)	(0.38)	(0.37)		(0.29)		(0.40)
Distributions from capital gains	(0.01)	(0.02)	—	(0.01)		—		—
Total distributions	(0.33)	(0.37)	(0.38)	(0.38)		(0.29)		(0.40)
Net asset value, end of period	$10.58	$10.95	$10.98	$10.63		$10.97		$10.92
Total return (not reflecting sales charge)	(0.42)%	3.20%	6.92%	0.49%		3.08	%(3)	9.29%
Ratios/supplemental data
Net assets, end of period (in millions)	$229	$242	$234	$229		$265		$274
Ratio of expenses to average net assets	0.70%	0.71%	0.73%	0.78	%(4)	0.73	%(3)	0.73%
Ratio of net investment income to
average net assets	2.96%	3.36%	3.49%	3.59	%(4)	3.50	%(3)	3.78%
Portfolio turnover rate	19%	10%	14%	10%		8	%(2)	17%

____________________

(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Trust into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 0.73% and 3.64%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

See accompanying notes to financial statements.

35 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
						Nine
						Months		Year
	Year Ended March 31,					Ended†		Ended†
	2017	2016	2015	2014		3/31/13		6/30/12
Net asset value, beginning of period	$10.95	$10.98	$10.63	$10.97		$10.92		$10.37
Income from investment operations:
Net investment income(1)	0.23	0.28	0.29	0.29		0.22		0.31
Net gain (loss) on securities (both
realized and unrealized)	(0.37)	(0.03)	0.34	(0.34)		0.05		0.55
Total from investment operations	(0.14)	0.25	0.63	(0.05)		0.27		0.86
Less distributions (note 9):
Dividends from net investment income	(0.22)	(0.26)	(0.28)	(0.28)		(0.22)		(0.31)
Distributions from capital gains	(0.01)	(0.02)	—	(0.01)		—		—
Total distributions	(0.23)	(0.28)	(0.28)	(0.29)		(0.22)		(0.31)
Net asset value, end of period	$10.58	$10.95	$10.98	$10.63		$10.97		$10.92
Total return (not reflecting CDSC)	(1. 26)%	2. 34%	6.02%	(0. 36)%		2.43	%(3)	8.36%
Ratios/supplemental data
Net assets, end of period (in millions)	$17	$18	$18	$16		$24		$21
Ratio of expenses to average net assets	1.55%	1.56%	1.58%	1.63	%(4)	1.57	%(3)	1.58%
Ratio of net investment income to
average net assets	2.11%	2.51%	2.63%	2.74	%(4)	2.64	%(3)	2.91%
Portfolio turnover rate	19%	10%	14%	10%		8	%(3)	17%

____________________

(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Trust into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 1.58% and 2.79%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

See accompanying notes to financial statements.

36 | Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
						Nine
						Months		Year
	Ended March 31,					Ended†		Ended†
	2017	Year 2016	2015	2014		3/31/13		6/30/12
Net asset value, beginning of period	$10.97	$11.00	$10.65	$10.99		$10.94		$10.39
Income from investment operations:
Net investment income(1)	0.34	0.38	0.40	0.40		0.30		0.42
Net gain (loss) on securities (both
realized and unrealized)	(0.37)	(0.02)	0.34	(0.34)		0.05		0.55
Total from investment operations	(0.03)	0.36	0.74	0.06		0.35		0.97
Less distributions (note 9):
Dividends from net investment income	(0.33)	(0.37)	(0.39)	(0.39)		(0.30)		(0.42)
Distributions from capital gains	(0.01)	(0.02)	—	(0.01)		—		—
Total distributions	(0.34)	(0.39)	(0.39)	(0.40)		(0.30)		(0.42)
Net asset value, end of period	$10.60	$10.97	$11.00	$10.65		$10.99		$10.94
Total return	(0.26)%	3.38%	7.07%	0.64%		3.20	%(3)	9.44%
Ratios/supplemental data
Net assets, end of period (in millions)	$42	$41	$27	$20		$24		$16
Ratio of expenses to average net assets	0.55%	0.56%	0.58%	0.63	%(4)	0.58	%(3)	0.58%
Ratio of net investment income to
average net assets	3.11%	3.49%	3.63%	3.74	%(4)	3.64	%(3)	3.92%
Portfolio turnover rate	19%	10%	14%	10%		8	%(3)	17%
____________________

(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Amount represents less than $0.01.
(3)	Not annualized.
(4)	Annualized.
(5)	Includes expenses incurred in connection with the reorganization of the Trust into a series of Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 0.58% and 3.79%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

See accompanying notes to financial statements.

37 | Aquila Tax-Free Trust of Arizona

Additional Information (unaudited)

Trustees(1)
and Officers			Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Fund and	Principal	Complex(4)	Other Directorships
Address(2)	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Interested Trustee(5)

Diana P. Herrmann New York, NY (1958)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998	Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary, 1986 - 2016, and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.	11	Director (for various periods since 2006) and Member of the Executive Committee (since 2006) of ICI Mutual Insurance Company, a Risk Retention Group; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Non-Interested Trustees

Thomas A. Christopher Danville, KY (1947)	Chair of the Board of Aquila Municipal Trust since 2017; Trustee since 2009	Senior partner of Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since 1977; Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Global Outreach International, since 2011; member of the Kentucky Primary Care Technical Advisory Committee, since 2017; Director, Sunrise Children’s Services Inc., 2010-2013; currently or formerly active with various professional and community organizations.	5	None

38 | Aquila Tax-Free Trust of Arizona

Additional Information (unaudited)

Trustees(1)
and Officers			Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Fund and	Principal	Complex(4)	Other Directorships
Address(2)	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Ernest Calderón Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Partner, Frazer Ryan Goldberg & Arnold, LLP since October 2016; Lowis & Gellen 2015-2016; Ridenour Hienton, 2012-2015; Calderón Law Offices, 2004-2012; Jennings, Strouss & Salmon, PLC, 1992-2004; Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute.	5	None

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009	Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Commissioner, Utah State Securities Commission, 2013–present; Dean, Marriott School of Management, 2008-2013; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor’s Tax Review Committee, 1993-2009.	8	International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, “The Future of the Suburban City” Island Press, 2016.	7	None

39 | Aquila Tax-Free Trust of Arizona

Additional Information (unaudited)

Trustees(1)
and Officers			Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Fund and	Principal	Complex(4)	Other Directorships
Address(2)	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Glenn P. O’Flherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	8	Formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

James R. Ramsey Louisville, KY (1948)	Trustee of Aquila Municipal Trust since 2013	President, University of Louisville, 2002-2016; Professor of Economics, University of Louisville, 1999-2016; Kentucky Governor’s Senior Policy Advisor and State Budget Director, 1999-2002; Vice Chancellor for Finance and Administration, the University of North Carolina at Chapel Hill, 1998 to 1999; previously Vice President for Finance and Administration at Western Kentucky University, State Budget Director for the Commonwealth of Kentucky, Chief State Economist and Executive Director for the Office of Financial Management and Economic Analysis for the Commonwealth of Kentucky, Adjunct Professor at the University of Kentucky, Associate Professor at Loyola University-New Orleans and Assistant Professor at Middle Tennessee State University.	5	Community Bank and Trust, Pikeville, KY and Texas Roadhouse Inc.

Laureen L. White North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004.	5	None

40 | Aquila Tax-Free Trust of Arizona

(1) The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1000 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

(2) The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(3) Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.

(4) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(5) Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a Manager of the Distributor.

(6) The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

41 | Aquila Tax-Free Trust of Arizona

Positions
Held with
Name,	Trust and
Address	Length of
and Year of Birth(1)	Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Charles E. Childs, III New York, NY (1957)	Executive Vice President of Aquila Municipal Trust since 2003 and Secretary since 2011

Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Chief Operating Officer of the Manager and the Manager’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012; Manager of the Distributor since 2012.

Marie E. Aro New York, NY (1955)	Senior Vice President of Aquila Municipal Trust since 2010	Co-President, Aquila Distributors LLC since 2010, Vice President, 1993-1997; Senior Vice President, Aquila Municipal Trust (since 2013), Aquila Funds Trust (since 2013), Aquila Tax-Free Trust of Arizona (since 2010 and Vice President, 2004-2010), Aquila Three Peaks High Income Fund (since 2006), Hawaiian Tax-Free Trust and Aquila Tax-Free Trust of Oregon (since 2010), Aquila Three Peaks Opportunity Growth Fund (2004-2013) and Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund, Aquila Tax-Free Fund For Utah, and Aquila Tax-Free Fund of Colorado (2010-2013); Vice President, INVESCO Funds Group, 1998-2003.

Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013	Vice President of the Distributor since 1995; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013 and Aquila Funds Trust since 2013.

Todd W. Curtis Phoenix, AZ (1949)	Senior Vice President of Aquila Municipal Trust since 2004 and Portfolio Manager of Aquila Tax-Free Trust of Arizona (since 1986), Aquila Churchill Tax-Free Fund of Kentucky (since 2009) and Aquila Tax-Free Fund For Utah (since 2009)	Senior Vice President since 2004 and lead Portfolio Manager since 1986, Aquila Tax-Free Trust of Arizona; Vice President and portfolio manager, co-portfolio manager, or back-up portfolio manager of Aquila Churchill Tax-Free Fund of Kentucky since 2004; Vice President and portfolio manager or co-portfolio manager of Aquila Tax-Free Fund For Utah since 2009; Vice President and Portfolio Manager, Banc One Investment Advisors, Inc. and its predecessors, 1981-2004.

42 | Aquila Tax-Free Trust of Arizona

Positions
Held with
Name,	Trust and
Address	Length of
and Year of Birth(1)	Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Paul G. O’Brien New York, NY (1959)	Senior Vice President of Aquila Municipal Trust since 2010	Co-President, Aquila Distributors LLC since 2010, Managing Director, 2009-2010; Senior Vice President of various funds in the Aquila Group of Funds since 2010 and all funds since 2013; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Craig T. DiRuzzo Denver, CO (1976)	Vice President of Aquila Municipal Trust since 2013	Vice President, Aquila Municipal Trust, and Regional Sales Manager of the Distributor, since 2013; Regional Vice President, B I C Group, LLC, Denver, CO, 2012; Vice President, Wellesley Investment Advisors, Denver, CO, 2011-2012; Mutual Funds Sales Director, UBS Global Asset Management, Denver, CO, 2004-2010, Internal Investment Consultant, 2002-2004.

Royden P. Durham Louisville, KY (1951)	Vice President of Aquila Municipal Trust since 2013; Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011), Aquila Tax-Free Trust of Arizona (since 2017) and Aquila Tax-Free Fund For Utah (since 2017)	Vice President and lead portfolio manager or co-portfolio manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011); Vice President and portfolio manager of Aquila Tax-Free Trust of Arizona (since 2017) and Aquila Tax-Free Fund For Utah (since 2017); President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

Brandon M. Moody Crestwood, KY (1984)	Vice President of Aquila Municipal Trust since 2014	Vice President, Aquila Churchill Tax-Free Fund of Kentucky since 2014; Territory Manager, Jefferson National, 2010 - 2014; Licensed Financial Sales Consultant, PNC Investments, 2009-2010.

Nirmal Rijhwani Scottsdale, AZ (1978)	Vice President of Aquila Municipal Trust since 2016	Vice President, Aquila Tax-Free Trust of Arizona since December 2016; Regional Sales Manager, Aquila Distributors LLC since 2014; Regional Director - External Wholesaler, James Alpha Management, LLC,2012-2013; Regional Vice President – External Wholesaler, BIC Group, LLC. 2011-2012.

43 | Aquila Tax-Free Trust of Arizona

Positions
Held with
Name,	Trust and
Address	Length of
and Year of Birth(1)	Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

James T. Thompson Bountiful, Utah (1955)	Vice President of Aquila Municipal Trust since 2009; Portfolio Manager of Aquila Tax-Free Fund For Utah (since 2009), Aquila Tax-Free Trust of Arizona (since 2017) and Aquila Churchill Tax-Free Fund of Kentucky (since 2017)	Vice President and lead portfolio manager or co-portfolio manager of Aquila Tax-Free Fund For Utah, since 2009; Vice President or Assistant Vice President and portfolio manager or backup portfolio manager of Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky since 2009; Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

M. Kayleen Willis Salt Lake City, UT (1963)	Vice President of Aquila Municipal Trust since 2013	Vice President, Aquila Tax-Free Fund For Utah since 2003, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

Amy L. Rydalch Oakley, UT (1970)	Assistant Vice President of Aquila Municipal Trust since 2013	Assistant Vice President, Aquila Tax-Free Fund For Utah since 2010, independent credit analyst, 2001-2009, for Aquila Tax-Free Fund For Utah.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012	Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

44 | Aquila Tax-Free Trust of Arizona

Positions
Held with
Name,	Trust and
Address	Length of
and Year of Birth(1)	Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010	Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007; Investment Accountant, TIAA-CREF, 2007; Senior Fund Accountant, JP Morgan Chase, 2003-2006.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal since 2000	Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

____________________

(1) The mailing address of each officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(2) The term of office of each officer is one year.

(3)The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1000 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

45 | Aquila Tax-Free Trust of Arizona

Analysis of Expenses (unaudited)

     As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs, including management fees; distribution (“12b-1”) and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The table below is based on an investment of $1,000 invested on October 1, 2016 and held for the six months ended March 31, 2017.

Actual Expenses

     This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Six months ended March 31, 2017

	Actual
	Total Return	Beginning	Ending	Expenses
	Without	Account	Account	Paid During
	Sales Charges(1)	Value	Value	the Period(2)
Class A	(2.29)%	$1,000.00	$977.10	$3.40
Class C	(2.70)%	$1,000.00	$973.00	$7.53
Class Y	(2.21)%	$1,000.00	$977.90	$2.66

(1)

Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class C shares. Total return is not annualized; as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio of 0.69%, 1.53% and 0.54% for the Fund’s Class A, C and Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

46 | Aquila Tax-Free Trust of Arizona

Analysis of Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

     Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs with respect to Class A shares. The example does not reflect the deduction of CDSC with respect to Class C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

Six months ended March 31, 2017

	Hypothetical
	Annualized	Beginning	Ending	Expenses
	Total	Account	Account	Paid During
	Return	Value	Value	the Period
Class A	5.00%	$1,000.00	$1,021. 49	$3.48
Class C	5.00%	$1,000.00	$1,017. 30	$7.70
Class Y	5.00%	$1,000.00	$1,022. 24	$2.72

(1)	Expenses are equal to the annualized expense ratio of 0.69%, 1.53% and 0.54% for the Fund’s Class A, C and Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

47 | Aquila Tax-Free Trust of Arizona

Information Available (unaudited)

     Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Fund’s entire list of portfolio securities twice a year in the semi-annual and annual reports you receive. Additionally, under Fund policies, the Fund publicly discloses the complete schedule of the Fund’s portfolio holdings, as of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of the Fund’s portfolio holdings schedule for the most recently completed period by visiting the Fund’s website at www.aquilafunds.com. Whenever you wish to see a listing of your Fund’s portfolio other than in your shareholder reports, please check our website at www.aquilafunds.com or call us at 1-800-437-1000.

     The Fund additionally files a complete list of its portfolio holdings with the SEC for the first and third quarter ends of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

     During the 12 month period ended June 30, 2016, the Fund did not vote any proxies. Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

     This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

     For the fiscal year ended March 31, 2017, $8,712,215 of dividends paid by Aquila Tax-Free Trust of Arizona, constituting 95% of total dividends paid, were exempt-interest dividends, and $414,172 of dividends paid by the Fund constituting 4% of total dividends paid were capital gains; and the balance was ordinary income.

     Prior to February 15, 2018, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2017 calendar year.

48 | Aquila Tax-Free Trust of Arizona

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Founders

     Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Board of Trustees
Thomas A. Christopher, Chair
Diana P. Herrmann, Vice Chair
Ernest Calderón
Gary C. Cornia
Grady Gammage, Jr.
Glenn P. O’Flaherty
James R. Ramsey
Laureen L. White

Officers

     Diana P. Herrmann, President

Charles E. Childs, III, Executive Vice President

and Secretary

Todd W. Curtis, Senior Vice President

and Lead Portfolio Manager

Royden P. Durham, Vice President

and Portfolio Manager

James T. Thompson, Vice President

and Portfolio Manager

Marie E. Aro, Senior Vice President

Paul G. O’Brien, Senior Vice President

Nirmal Rijhwani, Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer

and Treasurer

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

225 Liberty Street

New York, New York 10286

Independent Registered Public Accounting Firm

     TAIT, WELLER & BAKER LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

Further information is contained in the Prospectus, which must precede or accompany this report.

ITEM 2. CODE OF ETHICS.

(a) As of March 31, 2017 (the end of the reporting period) the Trust has adopted a code of ethics that applies to the Trust's principal executive officer(s)and principal financial officer(s) and persons performing similar functions ("Covered Officers") as defined in the Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended;

(f)(1) Pursuant to Item 10(a)(1), a copy of the Trust's Code of Ethics that applies to the Trust's principal executive officer(s) and principal financial officer(s) and persons performing similar functions is included as an exhibit to its annual report on this Form N-CSR;

(f)(2) The text of the Trust's Code of Ethics that applies to the Trust's principal executive officer(s) and principal financial officer(s) and persons performing similar functions has been posted on its Internet website which can be found at the Trust's Internet address at aquilafunds.com.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

a) (1) (i) The Registrant's board of trustees has determined that Mr. Thomas Christopher and Mr. Glenn O’Flaherty, both members of its audit committee, are audit committee financial experts. Mr. Christopher and Mr. O’Flaherty are 'independent' as such term is defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees - The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements were as follows:

Aquila Municipal Trust series:	2016	2017
Aquila Churchill Tax-Free Fund of Kentucky	$17,800	$18,200
Aquila Narragansett Tax-Free Income Fund	$17,700	$18,100
Aquila Tax-Free Fund For Utah	$19,400	$20,400
Aquila Tax-Free Fund of Colorado	$18,500	$19,000
Aquila Tax-Free Trust of Arizona	$18,300	$18,800

b) Audit Related Fees - There were no amounts billed for audit-related fees over the past two years.

c) Tax Fees - The Registrant was billed by the principal accountant for return preparation and tax compliance as follows:

Aquila Municipal Trust series:
Aquila Churchill Tax-Free Fund of Kentucky	$3,500	$3,500
Aquila Narragansett Tax-Free Income Fund	$3,500	$3,500
Aquila Tax-Free Fund For Utah	$3,500	$3,500
Aquila Tax-Free Fund of Colorado	$3,500	$3,500
Aquila Tax-Free Trust of Arizona	$3,500	$3,500

d) All Other Fees - There were no additional fees paid for audit and non-audit services other than those disclosed in a) thorough c) above.

e)(1) Currently, the audit committee of the Registrant pre-approves audit services and fees on an engagement-by-engagement basis

e)(2) None of the services described in b) through d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, all were pre-approved on an engagement-by-engagement basis.

f) No applicable.

g) There were no non-audit services fees billed by the Registrant's accountant to the Registrant's investment adviser or distributor over the past two years

h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included in Item 1 above

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Directors of the Registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the 'Committee') may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Registrant occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled. The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing of this report, the registrant's chief financial and executive officers have concluded that the disclosure controls and procedures of the registrant are appropriately designed to ensure that information required to be disclosed in the registrant's reports that are filed under the Securities Exchange Act of 1934 are accumulated and communicated to registrant's management, including its principal executive officer(s) and principal financial officer(s), to allow timely decisions regarding required disclosure and is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the Securities and Exchange Commission.

(b) There have been no significant changes in registrant's internal controls or in other factors that could significantly affect registrant's internal controls subsequent to the date of the most recent evaluation, including no significant deficiencies or material weaknesses that required corrective action.

ITEM 12. EXHIBITS.

(a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AQUILA MUNICIPAL TRUST

By:	/s/ Diana P. Herrmann
Vice Chair, Trustee and President
June 9, 2017

By:	/s/ Joseph P. DiMaggio
June 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Diana P. Herrmann
Diana P. Herrmann
Vice Chair, Trustee and President
June 9, 2017

By:	/s/ Joseph P. DiMaggio
Joseph P. DiMaggio
Chief Financial Officer and Treasurer
June 9, 2017

AQUILA MUNICIPAL TRUST

EXHIBIT INDEX

(a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.